Execution Version DELAYED-DRAW BRIDGE CREDIT AGREEMENT dated as of March 4, 2026 among CORE SCIENTIFIC, INC., as Borrower, THE LENDERS PARTY HERETO FROM TIME TO TIME, and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Collateral Agent MORGAN STANLEY SENIOR FUNDING, INC., as Sole Lead Arranger and Sole Bookrunner

i TABLE OF CONTENTS Page ARTICLE I Definitions Section 1.01 Defined Terms .................................................................................................................... 1 Section 1.02 Terms Generally; GAAP .................................................................................................. 36 Section 1.03 Effectuation of Transactions ............................................................................................. 37 Section 1.04 Timing of Payment or Performance .................................................................................. 37 Section 1.05 Times of Day .................................................................................................................... 37 Section 1.06 Classification of Loans and Borrowings ........................................................................... 37 Section 1.07 Exchange Rates; Currency Equivalents; Basket Calculations .......................................... 37 ARTICLE II The Credits Section 2.01 Commitments .................................................................................................................... 38 Section 2.02 Term Loans and Borrowings ............................................................................................ 38 Section 2.03 Requests for Borrowings .................................................................................................. 38 Section 2.04 [Reserved] ......................................................................................................................... 39 Section 2.05 [Reserved] ......................................................................................................................... 39 Section 2.06 Funding of Borrowings ..................................................................................................... 39 Section 2.07 Interest Elections ............................................................................................................... 40 Section 2.08 Termination and Reduction of Commitments ................................................................... 41 Section 2.09 Repayment of Term Loans; Evidence of Debt.................................................................. 42 Section 2.10 Repayment of Term Loans................................................................................................ 43 Section 2.11 Prepayment of Term Loans ............................................................................................... 44 Section 2.12 Fees ................................................................................................................................... 44 Section 2.13 Interest .............................................................................................................................. 44 Section 2.14 Inability to Determine Rates; Successor Rates ................................................................. 45 Section 2.15 Increased Costs ................................................................................................................. 47 Section 2.16 [Reserved] ......................................................................................................................... 48 Section 2.17 Taxes ................................................................................................................................. 48 Section 2.18 Payments Generally; Pro Rata Treatment; Sharing of Set-offs ........................................ 52 Section 2.19 Mitigation Obligations; Replacement of Lenders ............................................................. 54 Section 2.20 Illegality ............................................................................................................................ 56 Section 2.21 Defaulting Lenders ........................................................................................................... 56 Section 2.22 Extensions of Term Loans and Commitments .................................................................. 57 ARTICLE III Representations and Warranties Section 3.01 Organization; Powers ........................................................................................................ 59 Section 3.02 Authorization .................................................................................................................... 59 Section 3.03 Enforceability .................................................................................................................... 59

Section 3.04	Governmental Approvals	60
Section 3.05	Financial Statements	60
Section 3.06	No Material Adverse Effect	60
Section 3.07	Title to Properties; Possession Under Leases; Flood Documentation	60
Section 3.08	Subsidiaries	61
Section 3.09	Litigation; Compliance with Law	61
Section 3.10	Investment Company Act	61
Section 3.11	Use of Proceeds	61
Section 3.12	Tax	61
Section 3.13	No Material Misstatements	62
Section 3.14	Employee Benefit Plans	62
Section 3.15	Federal Reserve Regulations	62
Section 3.16	Environmental Matters	63
Section 3.17	Security Documents	63
Section 3.18	Solvency	64
Section 3.19	Labor Matters	64
Section 3.20	Insurance	64
Section 3.21	Intellectual Property; Licenses, Etc.	65
Section 3.22	USA PATRIOT Act	65
Section 3.23	Anti-Corruption Laws and Sanctions	65
Section 3.24	Affected Financial Institutions	65
Section 3.25	Beneficial Ownership Certificate	65
Section 3.26	Outbound Investment Rules	66

ARTICLE IV

Conditions of Lending

Section 4.01	Closing Date	66
Section 4.02	Each Credit Event	68

ARTICLE V

Affirmative Covenants

Section 5.01	Existence; Business and Properties	69
Section 5.02	Insurance	69
Section 5.03	Taxes	71
Section 5.04	Financial Statements, Reports, Etc.	71
Section 5.05	Litigation and Other Notices	72
Section 5.06	Compliance with Laws	73
Section 5.07	Maintaining Records; Access to Properties and Inspections	73
Section 5.08	Use of Proceeds	73
Section 5.09	Compliance with Environmental Laws	73
Section 5.10	Further Assurances; Additional Guarantors; Additional Security	74
Section 5.11	Post-Closing	77
Section 5.12	Outbound Investment Rules	77

ARTICLE VI

Negative Covenants

ii

iii Section 6.01 Indebtedness...................................................................................................................... 77 Section 6.02 Liens ................................................................................................................................. 80 Section 6.03 [Reserved] ......................................................................................................................... 84 Section 6.04 Investments, Loans and Advances .................................................................................... 84 Section 6.05 Mergers, Consolidations, Sales of Assets and Acquisitions ............................................. 87 Section 6.06 Restricted Payments .......................................................................................................... 91 Section 6.07 Transactions with Affiliates .............................................................................................. 91 Section 6.08 Business of the Borrower and the Subsidiaries; Etc. ........................................................ 94 Section 6.09 Restrictions on Subsidiary Distributions and Negative Pledge Clauses ........................... 94 Section 6.10 Fiscal Quarter and/or Fiscal Year ..................................................................................... 96 ARTICLE VII Events of Default Section 7.01 Events of Default .............................................................................................................. 96 ARTICLE VIII The Agents Section 8.01 Appointment and Authority .............................................................................................. 99 Section 8.02 Rights as a Lender ........................................................................................................... 100 Section 8.03 Exculpatory Provisions ................................................................................................... 100 Section 8.04 Reliance by the Administrative Agent and Collateral Agent .......................................... 101 Section 8.05 Delegation of Duties ....................................................................................................... 101 Section 8.06 Successor Agents ............................................................................................................ 101 Section 8.07 Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders............... 103 Section 8.08 No Other Duties, Etc. ...................................................................................................... 103 Section 8.09 Administrative Agent May File Proofs of Claim; Credit Bidding .................................. 103 Section 8.10 Collateral and Guarantee Matters ................................................................................... 105 Section 8.11 Certain ERISA Matters ................................................................................................... 105 Section 8.12 Recovery of Erroneous Payments. .................................................................................. 106 Section 8.13 Withholding Tax ............................................................................................................. 109 ARTICLE IX Miscellaneous Section 9.01 Notices; Communications ............................................................................................... 110 Section 9.02 Survival of Agreement .................................................................................................... 111 Section 9.03 Binding Effect ................................................................................................................. 112 Section 9.04 Successors and Assigns .................................................................................................. 112 Section 9.05 Expenses; Indemnity ....................................................................................................... 116 Section 9.06 Right of Set-off ............................................................................................................... 118 Section 9.07 Applicable Law ............................................................................................................... 118 Section 9.08 Waivers; Amendment ..................................................................................................... 118 Section 9.09 Interest Rate Limitation .................................................................................................. 121 Section 9.10 Entire Agreement ............................................................................................................ 121 Section 9.11 WAIVER OF JURY TRIAL ........................................................................................ 121 Section 9.12 Severability ..................................................................................................................... 121

iv Section 9.13 Counterparts; Electronic Execution ................................................................................ 121 Section 9.14 Headings. ........................................................................................................................ 122 Section 9.15 Jurisdiction; Consent to Service of Process .................................................................... 122 Section 9.16 Confidentiality ................................................................................................................ 123 Section 9.17 Platform; Borrower Materials ......................................................................................... 124 Section 9.18 Release of Liens and Guarantees .................................................................................... 124 Section 9.19 USA PATRIOT Act Notice ............................................................................................ 126 Section 9.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ............... 126 Section 9.21 Judgment Currency ......................................................................................................... 127 Section 9.22 Distributable Reserves .................................................................................................... 127 Section 9.23 No Advisory or Fiduciary Responsibility ....................................................................... 127 Section 9.24 Acknowledgment Regarding Any Supported QFCs ....................................................... 128

v Exhibits and Schedules Exhibit A Form of Assignment and Acceptance Exhibit B Notice of Loan Prepayment Exhibit C Form of Solvency Certificate Exhibit D Form of Borrowing Request Exhibit E Form of Interest Election Request Exhibit F Form of Promissory Note Exhibit G Form of Administrative Questionnaire Exhibit H-1 U.S. Tax Compliance Certificate (For Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit H-2 U.S. Tax Compliance Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes) Exhibit H-3 U.S. Tax Compliance Certificate (For Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit H-4 U.S. Tax Compliance Certificate (For Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes) Exhibit I Form of Collateral Agreement Exhibit J Form of Guarantee Agreement Schedule 1.01(B) Mortgaged Property Schedule 2.01 Commitments Schedule 3.04 Governmental Approvals Schedule 3.08(a) Subsidiaries Schedule 3.08(b) Subscriptions Schedule 3.16 Environmental Matters Schedule 3.20 Insurance Schedule 3.21 Intellectual Property Schedule 5.11 Post-Closing Items Schedule 6.01 Indebtedness Schedule 6.02(a) Liens Schedule 6.04 Investments Schedule 6.07 Transactions with Affiliates Schedule 9.01 Notice Information

DELAYED-DRAW BRIDGE CREDIT AGREEMENT, dated as of March 4, 2026 (this “Agreement”), among Core Scientific, Inc., a Delaware corporation (the “Borrower”), Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (as defined below), and each Lender (as defined below) party hereto from time to time. WHEREAS, the Borrower has requested that the Lenders extend credit as set forth herein; NOW, THEREFORE, the Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows: ARTICLE I Definitions Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below: “2029 Convertible Notes” shall mean those certain 3.00% Convertible Senior Notes due 2029 issued by the Borrower pursuant to the 2029 Convertible Notes Indenture. “2029 Convertible Notes Documents” shall mean the 2029 Convertible Notes Indenture, any related supplemental indentures, notes, mortgages, guarantees, collateral or security documents, pledge agreements, and any other instruments, documents and agreements executed in connection therewith, and any appendices, exhibits, annexes or schedules to any of the foregoing (each as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time). “2029 Convertible Notes Indenture” shall mean that certain Indenture, dated as of August 19, 2024, by and between the Borrower, as issuer and U.S. Bank Trust Company, National Association, as trustee (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time). “2031 Convertible Notes” shall mean those certain 0.00% Convertible Senior Notes due 2031 issued by the Borrower pursuant to the 2031 Convertible Notes Indenture. “2031 Convertible Notes Documents” shall mean the 2031 Convertible Indenture, any related supplemental indentures, notes, mortgages, guarantees, collateral or security documents, pledge agreements, and any other instruments, documents and agreements executed in connection therewith, and any appendices, exhibits, annexes or schedules to any of the foregoing (each as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time). “2031 Convertible Notes Indenture” shall mean that certain Indenture, dated as of December 5, 2024, by and between the Borrower, as issuer and U.S. Bank Trust Company, National Association, as trustee (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time). “Additional Mortgage” shall have the meaning assigned that term in Section 5.10(c).

2 “Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement, together with its successors and assigns. “Administrative Questionnaire” shall mean an Administrative Questionnaire substantially in the form of Exhibit G or any other form approved by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” shall have the meaning assigned to such term in Section 2.19(c). “Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified. “Agents” shall mean the Administrative Agent and the Collateral Agent. “Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Agreement Currency” shall have the meaning assigned to such term in Section 9.21. “Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption, including, but not limited to the United States Foreign Corrupt Practices Act of 1977, as amended. “Applicable Margin” shall mean, (i) 1.50% per annum, in the case of a Base Rate Loan and (ii) 2.50% per annum, in the case of a Term SOFR Loan. “Approved Fund” shall have the meaning assigned to such term in Section 9.04(b)(ii). “Arranger” shall mean Morgan Stanley, in its capacity as sole lead arranger and sole bookrunner hereunder. “Asset Sale” shall mean (x) any Disposition (including any sale and lease-back of assets and any mortgage or lease of Real Property) to any person of, any asset or assets of the Borrower or any Subsidiary and (y) any sale of any Equity Interests by any Subsidiary to a person other than a Loan Party. “Assignee” shall have the meaning assigned to such term in Section 9.04(b)(i). “Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an Assignee, and accepted by the Administrative Agent and the Borrower (if required by Section 9.04), substantially in the form of Exhibit A or such other form as shall be approved by the Administrative Agent and reasonably satisfactory to the Borrower. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

3 “Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, and any successor thereto. “Base Rate” shall mean for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Morgan Stanley as its “prime rate”, (c) one month Term SOFR and (d) 1.00%. The “prime rate” is a rate set by Morgan Stanley based upon various factors including Morgan Stanley’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Morgan Stanley shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 hereof, then the Base Rate shall be the greater of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above. “Base Rate Borrowing” shall mean a Borrowing comprised of Base Rate Loans. “Base Rate Loan” shall mean a Term Loan that bears interest based on the Base Rate. “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” shall have the meaning assigned to such term in Section 9.24(b). “Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America. “Board of Directors” shall mean, as to any person, the board of directors, the board of managers, the sole manager or other governing body of such person. “Borrower” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Borrower Materials” shall have the meaning assigned to such term in Section 9.17.

4 “Borrowing” shall mean a group of Term Loans of a single Type under a single Facility, and made on a single date and, in the case of Term SOFR Loans, as to which a single Interest Period is in effect. “Borrowing Minimum” shall mean $1,000,000. “Borrowing Multiple” shall mean (a) in the case of Term SOFR Loans, $500,000 and (b) in the case of Base Rate Loans, $250,000. “Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit D or such other form as may be approved by the Administrative Agent, including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent, appropriately completed and signed by a Responsible Officer of the Borrower. “Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed. “Capitalized Lease Obligations” shall mean an obligation that is required to be accounted for as a finance or capital lease (and, for the avoidance of doubt, not a straight-line or operating lease) on both the balance sheet and income statement for financial reporting purposes in accordance with GAAP and the stated maturity date thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty. “Cash Management Agreement” shall mean any agreement to provide to the Borrower or any Subsidiary treasury or cash management services, including deposit account and other accounts, overdraft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation, reporting and trade finance services, supply chain finance programs, cash pooling arrangements and other cash management services. “CFC” shall mean a “controlled foreign corporation” within the meaning of section 957(a) of the Code. “Change in Law” shall mean (a) the adoption or taking effect of any law, rule, regulation or treaty after the Closing Date, (b) any change in law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender (or, for purposes of Section 2.15(b), by any Lending Office of such Lender or by such Lender’s holding company, if any) with any written request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date; provided, however, that notwithstanding anything herein to the contrary, (x) all requests, rules, guidelines or directives under or issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act, all interpretations and applications thereof and any compliance by a Lender with any request or directive relating thereto and (y) all requests, rules, guidelines or directives promulgated under or in connection with, all interpretations and applications of, and any compliance by a Lender with any request or directive relating to international settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States of America or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case under clauses (x) and (y) above be deemed to be a “Change in Law” regardless of when adopted, enacted, issued or implemented but, for purposes of Section 2.15, only to the extent it is the general policy of a Lender to impose applicable increased costs or costs in connection with capital adequacy requirements similar to those described in clauses (a) and (b) of

5 Section 2.15 generally on other similarly situated borrowers under similar circumstances under agreements permitting such impositions. “Change of Control” shall mean (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any “person” or “group” (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the Closing Date, but excluding any employee benefit plan and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) of Equity Interests representing more than 50% of the aggregate ordinary voting power for the election of directors of the Borrower (determined on a fully diluted basis) or (b) the sale, lease or transfer (other than by way of merger, consolidation or other business combination transaction), in one or a series of related transactions, of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any person, other than the Borrower or any of its Subsidiaries. “Charges” shall have the meaning assigned to such term in Section 9.09. “Class” shall mean, (a) when used in respect of any Term Loan or Borrowing, whether such Term Loan or the Term Loans comprising such Borrowing are Initial Term Loans or Other Term Loans; and (b) when used in respect of any Commitment, whether such Commitment is in respect of a commitment to make Initial Term Loans or Other Term Loans. Other Term Loans that have different terms and conditions (together with the Commitments in respect thereof) from the Initial Term Loans or from Other Term Loans shall be construed to be in separate and distinct Classes. “Closing Date” shall mean the first date on which the conditions set forth in Section 4.01 are satisfied (or waived in accordance with Section 9.08). “Closing Date Mortgaged Properties” shall have the meaning assigned to such term in the definition of the term “Mortgaged Properties.” “CME” shall mean CME Group Benchmark Administration Limited. “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended. “Collateral” shall mean all the “Collateral” as defined in any Security Document and shall also include the Mortgaged Properties, all Data Center Assets purchased using the proceeds of the Initial Term Loans and all other property that is subject to any Lien in favor of the Administrative Agent, the Collateral Agent or any Subagent for the benefit of the Secured Parties pursuant to any Security Document; provided, that notwithstanding anything to the contrary herein or in any Security Document or other Loan Document, in no case shall the Collateral include any Excluded Property. “Collateral Agent” shall mean the Administrative Agent acting as collateral agent and security trustee for the Secured Parties, together with its successors and permitted assigns in such capacity. “Collateral Agreement” shall mean the Collateral Agreement substantially in the form of Exhibit I dated as of the Closing Date, among each Loan Party and the Collateral Agent, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Collateral and Guarantee Requirement” shall mean the requirement that (in each case, subject to the last two paragraphs of Section 5.10, and subject to Section 5.11 (which, for the avoidance of doubt, shall override the applicable clauses of this definition of “Collateral and Guarantee Requirement”)): (a) on the Closing Date, the Collateral Agent shall have received:

6 (i) from each Loan Party, a counterpart of the Collateral Agreement, and (ii) from the Borrower and the other Guarantors on the Closing Date, a counterpart of the Guarantee Agreement, in each case duly executed and delivered on behalf of such person, (b) on the Closing Date, (i)(x) all outstanding Equity Interests directly owned by the Loan Parties, other than Excluded Securities, and (y) all Indebtedness owing to any Loan Party, other than Excluded Securities, shall have been pledged or assigned for security purposes pursuant to the Security Documents and (ii) the Collateral Agent shall have received certificates or other instruments (if any) representing such Equity Interests and any notes or other instruments required to be delivered pursuant to the applicable Security Documents, together with stock powers, note powers or other instruments of transfer with respect thereto (as applicable) endorsed in blank; (c) in the case of any person that becomes a Guarantor after the Closing Date, the Collateral Agent shall have received (i) a supplement to the Guarantee Agreement, (ii) a supplement to the applicable Security Document referred to in clause (a) above and any other Security Documents, if applicable, in the form specified therefor or otherwise reasonably acceptable to the Administrative Agent, in each case, duly executed and delivered on behalf of such Guarantor and (iii) if requested by the Collateral Agent, such documents, certificates and opinions with respect to such person of the type described in clauses (d) and (e) of Section 4.01; (d) after the Closing Date (i)(x) all outstanding Equity Interests of any person that becomes a Guarantor after the Closing Date and that are held by a Loan Party and (y) all Equity Interests directly acquired by a Loan Party, and Indebtedness owing to a Loan Party after the Closing Date, in each case other than Excluded Securities, shall have been pledged pursuant to the Security Documents and (ii) the Collateral Agent shall have received certificates or other instruments (if any) representing such Equity Interests and any notes or other instruments required to be delivered pursuant to the applicable Security Documents, together with stock powers, note powers or other instruments of transfer with respect thereto (as applicable) endorsed in blank; (e) as of the Closing Date, except as otherwise contemplated by this Agreement or any Security Document, all documents and instruments, including Uniform Commercial Code financing statements, and filings with the United States Copyright Office and the United States Patent and Trademark Office, and all other actions reasonably requested by the Collateral Agent (including those required by applicable Requirements of Law) to be delivered, filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by the Security Documents, shall have been delivered, filed, registered or recorded or delivered to the Collateral Agent for filing, registration or the recording substantially concurrently with, or promptly following, the execution and delivery of each such Security Document; (f) after the Closing Date, the Collateral Agent shall have received such other Security Documents as may be required to be delivered pursuant to Section 5.10 or the Security Documents; (g) (x) within 90 days after the date of the first Credit Event, with respect to each Closing Date Mortgaged Property set forth on Schedule 1.01(B) (or on such later date as the Administrative Agent may agree in its reasonable discretion) and (y) within the time periods set forth in Section 5.10 with respect to Mortgaged Properties encumbered pursuant to such Section 5.10, the Collateral Agent shall have received:

7 (1) a fully executed and notarized Mortgage encumbering the fee or leasehold interest of such Loan Party in such Real Property, (2) customary legal opinions of local counsel to the Loan Party granting the Mortgage on such Real Property regarding the due authorization, execution, delivery, enforceability and other customary matters related to the Mortgages, addressed to the Collateral Agent and the Secured Parties, in form and substance reasonably acceptable to the Collateral Agent. (3) ALTA mortgagee title insurance policies, issued by a title insurance company reasonably acceptable to the Collateral Agent, with respect to such Real Property, assuring the Collateral Agent that the Mortgage covering such Real Property creates a valid and enforceable, first priority (subject to Permitted Liens) mortgage lien on such Real Property, free and clear of all Liens except Permitted Liens, which title insurance policies shall: (i) otherwise be in form and substance reasonably satisfactory to the Collateral Agent; (ii) include such endorsements as are reasonably requested by the Collateral Agent and which are available at commercially reasonable rates in the jurisdiction where such Real Property is located, and (iii) be in an amount equal to the Fair Market Value of the Real Property insured thereby; provided, however, that the aggregate value of all such title insurance policies need not exceed the lesser of (x) $1,000,000,000 in the aggregate and (y) the dollar amount of the Term Loans made to Borrower as of the applicable Credit Event, so long as all such title insurance policies can be aggregated together with tie-in endorsements; provided, further, that upon each Credit Event, the title insurance company shall deliver date down endorsements to the title insurance policies to increase the aggregate insured amount under all such title policies to the total aggregate value of the Term Loans as of such Credit Event, (4) if requested by the Collateral Agent, but only to the extent necessary to obtain customary “same as survey” endorsements (or survey endorsements based upon a ZipMap) to the ALTA mortgagee title insurance policies referred to in clause (g)(3) of this definition of “Collateral and Guarantee Requirement”, and to delete any standard printed survey (or ZipMap) exceptions contained in such title insurance policies, either: (i) maps, plats, or surveys of the sites of such Real Property certified to each of the Collateral Agent and the title insurance company issuing the title insurance policies referred to in clause (g)(3) of this definition of “Collateral and Guarantee Requirement” in a form reasonably satisfactory to each of the Collateral Agent and such title insurance company, dated as of a date reasonably satisfactory to each of the Collateral Agent and such title insurance company, by an independent professional licensed land surveyor, which maps, plats, or surveys shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the National Society of Professional Surveyors in 2016 with items 2, 3, 4, 6(a), 6(b), 7(a), 7(b)(1), 7(c), 8, 9, 13, 14, 16, 17, and 19 on Table A thereof completed; (ii) if acceptable to such title insurance company, so-called ZipMaps certified to each of the Collateral Agent and such title insurance company, in form and substance reasonably acceptable to the Collateral Agent and such title insurance company; or (iii) if acceptable to such title insurance company, a “no-change affidavit” or equivalent, in form and substance reasonably satisfactory to Collateral Agent and such title insurance company, for use in conjunction with an existing map, plat, or survey; (5) the Flood Documentation;

8 (6) for any Mortgaged Properties constituting leasehold interests, each of the following, to the extent applicable: (i) copies of leases; (ii) memorandums of lease to the extent obtainable using commercially reasonable efforts; (iii) subordination, non- disturbance and attornment agreements from fee mortgagees to the extent obtainable using commercially reasonable efforts; (iv) estoppel letters to the extent obtainable using commercially reasonable efforts; and (v) landlord consents to the extent obtainable using commercially reasonable efforts (provided, for the avoidance of doubt, that the Mortgaged Properties shall exclude any Real Property for which landlord consent is required in order to encumber same with a Mortgage and the Loan Parties are unable to obtain such landlord consent, despite using commercially reasonable efforts); and (7) evidence reasonably satisfactory to the Collateral Agent that all filing fees and all material Taxes due and payable in connection with such Mortgage have been paid in full. “Commitments” shall mean with respect to any Lender, such Lender’s Term Facility Commitment. “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communication” shall mean this Agreement, any Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Conduit Lender” shall mean any special purpose corporation organized and administered by any Lender for the purpose of making Term Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument; provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Term Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Term Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender; provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Sections 2.15, 2.16, 2.17 or 9.05 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender except to the extent such greater entitlement results from a Change in Law after the date on which the designation of such Conduit Lender is made or (b) be deemed to have any Commitment. “Conforming Changes” shall mean, with respect to the use, administration of or any conventions associated with SOFR or Term SOFR, any conforming changes to the definitions of Base Rate, “SOFR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, in consultation with the Borrower, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

9 “Consolidated Total Assets” shall mean, as of any date of determination, the total assets of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, as set forth on the consolidated balance sheet of the Borrower as of the last day of the Test Period ending immediately prior to such date for which financial statements of the Borrower have been delivered (or were required to be delivered) pursuant to Section 5.04(a) or 5.04(b) (or, if prior to the date that financial statements are first required to be delivered pursuant to such sections, as of the last day of the most recently ended fiscal quarter for which financial statements have been filed by the Borrower with the SEC). “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and “Controls,” “Controlled” and “Controlling” shall have meanings correlative thereto. “Convertible Notes” shall mean the 2029 Convertible Notes and the 2031 Convertible Notes. “Covenant Transaction” shall have the meaning assigned to such term in Section 1.07(b). “Covered Entity” shall have the meaning assigned to such term in Section 9.24(b). “Covered Party” shall have the meaning assigned to such term in Section 9.24(a). “Credit Event” shall mean any Borrowing of Term Loans. “Credit Party” shall have the meaning assigned to such term in Section 9.13. “Daily Simple SOFR” with respect to any applicable determination date shall mean the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source). “Data Center Assets” means, any (i) equipment, including servers, (ii) central processing units, graphics processing units and tensor processing units, (iii) accounts, (iv) inventory, (v) contracts, leases, license, permits and other general intangibles, (vi) other personal property and (vii) Real Property, in each case, that is owned, leased or acquired for, or in connection with, the ownership, development and operation of a facility (which may consist of one or more separate buildings) used to house, lease, co- locate and otherwise make accessible computer systems and digital infrastructure (including compute power) and associated assets, components and related infrastructure, such as telecommunications and storage systems, energy and power generation, consumption and distribution facilities, and heating, ventilation, cooling and air conditioning, or HVAC systems, necessary to power, cool and maintain the servers and ancillary office and storage space related thereto. “Debt Incurrence” means any incurrence of indebtedness for borrowed money by the Borrower or any of its Subsidiaries, whether pursuant to a public offering or a Rule 144A or other private placement of debt securities (including debt securities convertible into equity securities) or an incurrence of loans under any Qualifying Loan Facility, other than (a) indebtedness owed by the Borrower or any of its Subsidiaries to the Borrower or any of its Subsidiaries, (b) issuances of commercial paper incurred in the ordinary course of business of the Borrower and its Subsidiaries, (c) indebtedness under overdraft facilities, (d) obligations in connection with repurchase agreements and/or securities lending arrangements and (e) any Indebtedness permitted to be incurred hereunder pursuant to Section 6.01. “Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency,

10 reorganization, administration or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect. “Declined Prepayment Amount” shall have the meaning assigned to such term in Section 2.10(d). “Declining Term Lender” shall have the meaning assigned to such term in Section 2.10(d). “Default” shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default. “Default Right” shall have the meaning assigned to such term in Section 9.24(b). “Defaulting Lender” shall mean, subject to Section 2.21(b), any Lender that (a) has failed to (i) fund all or any portion of its Term Loans within two (2) Business Days of the date such Term Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Term Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. “Designated Jurisdiction” shall mean any country, region or territory to the extent that such country or territory itself is the subject of any comprehensive Sanctions (on the date of this Agreement, Cuba, Iran, North Korea, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and the Crimea Region of Ukraine). “Disinterested Director” shall mean, with respect to any person and transaction, a member of the Board of Directors of such person who does not have any material direct or indirect financial interest in or with respect to such transaction.

11 “Dispose” or “Disposed of” shall mean to convey, sell, lease, sell and lease-back, assign, farm- out, transfer or otherwise dispose of (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) any property, business or asset by any person (including any issuance of Equity Interests by a Subsidiary of such person). The term “Disposition” shall have a correlative meaning to the foregoing. “Disqualified Stock” shall mean, with respect to any person, any Equity Interests of such person that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable, in each case, at the option of the holder thereof), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests of the Borrower), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests of the Borrower), in whole or in part, or (c) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Stock, in the case of each of the foregoing clauses (a), (b) and (c), prior to the date that is ninety-one (91) days after the Latest Maturity Date in effect at the time of issuance thereof and except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment (or offer to repay) in full of the Term Loans and all other Loan Obligations that are accrued and payable and the termination of the Commitments (provided, that only the portion of the Equity Interests that so mature or are mandatorily redeemable, are so convertible or exchangeable or are so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock). Notwithstanding the foregoing: (i) any Equity Interests issued to any employee or to any plan for the benefit of employees of the Borrower or the Subsidiaries or by any such plan to such employees shall not constitute Disqualified Stock solely because they may be required to be repurchased by the Borrower in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability and (ii) any class of Equity Interests of such person that by its terms authorizes such person to satisfy its obligations thereunder by delivery of Equity Interests that are not Disqualified Stock shall not be deemed to be Disqualified Stock. “Dividing Person” has the meaning assigned to it in the definition of “Division.” “Division” shall mean the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Division Successor” shall mean any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. “Dollars” or “$” shall mean lawful money of the United States of America. “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

12 “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Copy” shall have the meaning assigned to such term in Section 9.13. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. “Environment” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources such as flora and fauna, the workplace or as otherwise defined in any Environmental Law. “Environmental Laws” shall mean all applicable laws (including common law), rules, regulations, codes, ordinances, orders, binding agreements, decrees or judgments, promulgated or entered into by or with any Governmental Authority, relating in any way to the Environment, preservation or reclamation of natural resources, any Hazardous Materials or to public or employee health and safety matters (to the extent relating to the Environment or Hazardous Materials). “Environmental Liability” shall mean any liability, claim, action, suit, agreement, judgment or order arising under or relating to any Environmental Law for any damages, injunctive relief, losses, fines, penalties, fees, expenses (including reasonable fees and expenses of attorneys and consultants) or costs, whether contingent or otherwise, including those arising from or relating to: (a) violation of any Environmental Law or permit, license or approval issued thereunder, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threat of Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permits” shall have the meaning assigned to such term in Section 3.16. “Equity Interests” of any person shall mean any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock (including any preferred equity certificates (and any other similar instruments)), any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time and any final regulations promulgated and the rulings issued thereunder. “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” shall mean (a) any Reportable Event or the requirements of Section 4043(b) of ERISA apply with respect to a Plan; (b) with respect to any Plan, the failure to satisfy the minimum

13 funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; (c) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (d) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure to make by its due date any required contribution to a Multiemployer Plan; (e) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (f) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan; (g) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (h) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, any Subsidiary or any ERISA Affiliate of any notice, concerning the impending imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA, or in “endangered” or “critical” status, within the meaning of Section 432 of the Code or Section 305 of ERISA; (i) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Plan; or (j) the withdrawal of any of the Borrower, a Subsidiary or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA. “Erroneous Payment” has the meaning assigned to it in Section 8.12(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 8.12(d)(i). “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 8.12(d)(i). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 8.12(d)(i). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 8.12(e). “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” shall have the meaning assigned to such term in Section 7.01. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “Excluded Debt” shall mean (a) Indebtedness, liabilities or other payment or reimbursement obligations among Borrower or any of its Subsidiaries (whether or not eliminated on the consolidated balance sheet of Borrower and its Subsidiaries), and (b) commercial paper issuances in the ordinary course of business, letter of credit facilities, ordinary course overdraft protection or short term working capital facilities, trade payables, customer related loans, advances and other financings, factoring arrangements, supply chain financings, capital leases, finance leases, insurance premiums financing arrangements, hedging and cash management, repurchase agreements and reverse repurchase agreements, ordinary course purchase money and similar obligations and any renewal, replacement, refunding, repayment, discharge, increase, extension or refinancing in respect of any of the foregoing. “Excluded Property” shall have the meaning assigned to such term in Section 5.10.

14 “Excluded Securities” shall mean any of the following: (a) any Equity Interests or Indebtedness with respect to which the Collateral Agent and the Borrower reasonably agree in writing that the cost or other consequences (including Tax consequences) of pledging such Equity Interests or Indebtedness in favor of the Secured Parties under the Security Documents are likely to be excessive in relation to the value to be afforded thereby; (b) any Equity Interests or Indebtedness to the extent, and for so long as, the pledge thereof is prohibited by any Requirement of Law (in each case, except to the extent such prohibition is unenforceable after giving effect to applicable provisions of the Uniform Commercial Code and other applicable law); (c) any Equity Interests of any person that is not a Wholly Owned Subsidiary of the Borrower if the shareholder or join-venture agreement governing such Equity Interests does not permit any Liens on such Equity Interests, other than any Subsidiary that (A) is a Wholly Owned Subsidiary as of the time that such Subsidiary’s Equity Interests become subject to a security interest in favor of the Collateral Agent, and (B) subsequently becomes a non-Wholly Owned Subsidiary in violation of this Agreement or any Security Document; (d) any Margin Stock; (e) the voting Equity Interests of any Foreign Subsidiary that is a CFC or FSHCO that is directly owned by a Loan Party in excess of sixty-five percent (65.0%) of the issued and outstanding voting Equity Interests of each such Foreign Subsidiary or FSHCO; and (f) the Equity Interests of any Subsidiary, solely if, and to the extent that, such Subsidiary is: (i) an Insurance Subsidiary; or (ii) a Not-for-Profit Subsidiary. “Excluded Subsidiary” shall mean any of the following: (a) each Immaterial Subsidiary, (b) subject to Section 9.11(b), each Subsidiary that is not a Wholly Owned Subsidiary (for so long as such Subsidiary remains a non-Wholly Owned Subsidiary), (c) each Subsidiary that is prohibited from Guaranteeing or granting Liens to secure the Obligations by any Requirement of Law or that would require consent, approval, license or authorization of a Governmental Authority to Guarantee or grant Liens to secure the Obligations (unless such consent, approval, license or authorization has been received), (d) each Subsidiary that is prohibited by any applicable contractual requirement (not created in contemplation of the consummation of the Transactions) from Guaranteeing or granting Liens to secure the Obligations on the Closing Date or at the time such Subsidiary becomes a Subsidiary not in violation of Section 6.09 (and for so long as such restriction or any replacement or renewal thereof is in effect), (e) any Foreign Subsidiary, (f) any U.S. Subsidiary (i) that is a FSHCO or (ii) that is a Subsidiary of a Foreign Subsidiary of the Borrower that is a CFC,

15 (g) any other Subsidiary with respect to which the Administrative Agent and the Borrower reasonably agree that the cost or other consequences (including, without limitation, Tax consequences) of providing a Guarantee of or granting Liens to secure the Obligations are likely to be excessive in relation to the value to be afforded thereby, (h) each Insurance Subsidiary, and (i) each Not-for-Profit Subsidiary. “Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document (a “Recipient”), (i) Taxes imposed on or measured by net income (however denominated, and including, for the avoidance of doubt, franchise and similar Taxes imposed on it in lieu of net income Taxes) and branch profits Taxes, in each case, (a) imposed by a jurisdiction (including any political subdivision thereof) as a result of such Recipient being organized in, having its principal office in, or in the case of any Lender, having its applicable Lending Office in, such jurisdiction, or (b) that are Other Connection Taxes, (ii) U.S. federal withholding Tax imposed on any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document to or for the account of a Lender (other than a Lender that is an assignee pursuant to a request by the Borrower under Section 2.19(b)) pursuant to laws in force at the time such Lender becomes a party hereto or designates a new Lending Office, except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new Lending Office (or assignment), to receive additional amounts or indemnification payments from any Loan Party with respect to such withholding Tax pursuant to Section 2.17, (iii) any Tax attributable to such Recipient’s failure to comply with Section 2.17(e) and (iv) any Tax imposed under FATCA. “Extended Term Loan” shall have the meaning assigned to such term in Section 2.22(a). “Extending Lender” shall have the meaning assigned to such term in Section 2.22(a). “Extension” shall have the meaning assigned to such term in Section 2.22(a). “Extension Amendment” shall have the meaning assigned to that term in Section 2.22(b). “Extraordinary Receipt” means any cash in excess of (i) $5,000,000 with respect to each individual event and/or (ii) $15,000,000 in the aggregate with respect to all events received by or paid to or for the account of any Person from (x) proceeds of casualty insurance and condemnation awards related to any property or asset of the Borrower and its subsidiaries and (y) proceeds in the form of liquidated damages in connection with any suspension, delay or termination in the development of Data Center Assets. “Facility” shall mean the respective facility and commitments utilized in making Term Loans and credit extensions hereunder, it being understood that, as of the Closing Date there is one Facility (i.e., the Initial Term Facility) and thereafter, the term “Facility” may include any other Class of Commitments and the extensions of credit thereunder. “Fair Market Value” shall mean, with respect to any asset or property, the price that could be negotiated in an arm’s-length transaction between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction (as determined in good faith by the management of the Borrower), including reliance on the most recent real property tax bill or assessment in the case of Real Property.

16 “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future United States Treasury Regulations promulgated thereunder or official administrative interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or successor version described above), or any intergovernmental agreements (or related laws, regulations or official administrative guidance) implementing the foregoing. “Federal Funds Rate” shall mean, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as of the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letter” shall mean that certain Fee Letter, dated as of March 4, 2026, by and between the Borrower and Morgan Stanley. “Financial Officer” of any person shall mean the Chief Financial Officer, principal accounting officer, Treasurer, Assistant Treasurer, Controller or other executive responsible for the financial affairs of such person. “Flood Documentation” shall mean with respect to each Mortgaged Property located in the United States of America or any territory thereof, (i) a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination (and to the extent a Mortgaged Property is located in a Special Flood Hazard Area, a notice about Special Flood Hazard Area status and flood disaster assistance duly executed by the Borrower) and (ii) with respect to any Mortgaged Property that is improved with a Building (as defined in the Flood Insurance Laws) that is located in a Special Flood Hazard Area, a copy of, or a certificate as to coverage under, and a declaration page relating to, the insurance policies, along with a copy of the underlying policies (if requested by the Administrative Agent) required by Section 5.02(b) hereof and the applicable provisions of the Security Documents, each of which shall (A) be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable), (B) name the Collateral Agent, on behalf of the Secured Parties, as additional insured and lender’s loss payee/mortgagee, (C) identify the address of each property located in a Special Flood Hazard Area, the applicable flood zone designation and the flood insurance coverage and deductible relating thereto or (D) be otherwise in form and substance reasonably satisfactory to the Collateral Agent and each of the Lenders, subject to the provisions of Sections 5.02(a) and 5.02(b). “Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Foreign Lender” shall mean a Lender that is not a U.S. Person. “Foreign Subsidiary” shall mean any Subsidiary that is not incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia.

17 “FSHCO” shall mean any U.S. Subsidiary that owns no material assets (directly or through subsidiaries) other than the Equity Interests (or Equity Interests and indebtedness) of (i) one or more Foreign Subsidiaries of the Borrower that are CFCs, or (ii) other U.S. Subsidiaries described in the preceding clause (i) (i.e., other FSHCOs). “GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States of America, applied on a consistent basis, subject to the provisions of Section 1.02. “Governmental Authority” shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body (including any applicable supranational bodies, such as the European Union or the European Central Bank). “Guarantee” of or by any person (the “guarantor”) shall mean (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) entered into for the purpose of assuring in any other manner the holders of such Indebtedness or other obligation of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of the guarantor securing any Indebtedness or other obligation (or any existing right, contingent or otherwise, of the holder of Indebtedness or other obligation to be secured by such a Lien) of any other person, whether or not such Indebtedness or other obligation is assumed by the guarantor; provided, however, that the term “Guarantee” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or Disposition of assets permitted by this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness or other obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such person in good faith. The amount of the Indebtedness or other obligation subject to any Guarantee provided by any person for purposes of clause (b) above shall (unless the applicable Indebtedness has been assumed by such person or is otherwise recourse to such person) be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness or other obligation and (B) the Fair Market Value of the property encumbered thereby. “Guarantee Agreement” shall mean the Guarantee Agreement substantially in the form of Exhibit J dated as of the Closing Date, as may be amended, restated, supplemented or otherwise modified from time to time, between each Guarantor and the Collateral Agent. “guarantor” shall have the meaning assigned to such term in the definition of the term “Guarantee.” “Guarantors” shall mean each Subsidiary of the Borrower that is or becomes a Loan Party on the Closing Date or pursuant to Section 5.10(d), whether existing on the Closing Date or established, created or acquired after the Closing Date, unless and until such time as such Subsidiary is released from its obligations under the Guarantee Agreement in accordance with the terms and provisions hereof or thereof.

18 “Hazardous Materials” shall mean all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including, without limitation, explosive or radioactive substances or petroleum by products or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas or pesticides, fungicides, fertilizers or other agricultural chemicals, of any nature subject to regulation or which can give rise to liability under any Environmental Law. “Hedging Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction, or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or credit spread transaction, repurchase transaction, reserve repurchase transaction, securities lending transaction, weather index transaction, spot contracts, fixed price physical delivery contracts, or any similar transaction or any combination of these transactions, in each case of the foregoing, whether or not exchange traded; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of the Subsidiaries shall be a Hedging Agreement. “Historical Financial Statements” has the meaning given in Section 3.05. “Immaterial Subsidiary” shall mean any Subsidiary that (a) did not, as of the last day of the fiscal quarter of the Borrower most recently ended for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b) (or, if prior to the date that financial statements are first required to be delivered pursuant to such sections, as of the last day of the most recently ended fiscal quarter for which financial statements have been filed by the Borrower with the SEC), have assets with a value in excess of 1.0% of the Consolidated Total Assets as of such date or revenues representing in excess of 1.0% of total revenues of the Borrower and the Subsidiaries on a consolidated basis for the most recent period of four consecutive fiscal quarters for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b) (or, if prior to the date that financial statements are first required to be delivered pursuant to such sections, as of the last day of the most recently ended fiscal quarter for which financial statements have been filed by the Borrower with the SEC), and (b) taken together with all such Subsidiaries (other than any such Subsidiary that is a Loan Party or Excluded Subsidiary described in clauses (b) through (i) of such definition) as of such date, did not have assets with a value in excess of 1.0% of Consolidated Total Assets as of such date or revenues representing in excess of 1.0% of total revenues of the Borrower and the Subsidiaries on a consolidated basis for the most recent period of four consecutive fiscal quarters for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b) (or, if prior to the date that financial statements are first required to be delivered pursuant to such sections, as of the last day of the most recently ended fiscal quarter for which financial statements have been filed by the Borrower with the SEC). “Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments (except any such obligation issued in the ordinary course of business with a maturity date of no more than six months in a transaction intended to extend payment terms of trade payables or similar obligations to trade creditors incurred in the ordinary course of business),

19 (c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person (except any such obligation that constitutes a trade payable or similar obligation to a trade creditor incurred in the ordinary course of business), (d) all obligations of such person issued or assumed as the deferred purchase price of property or services (except any such balance that (i) constitutes a trade payable or similar obligation to a trade creditor incurred in the ordinary course of business, (ii) any earn-out obligations until such obligation becomes a liability on the balance sheet of such person in accordance with GAAP and (iii) liabilities accrued in the ordinary course of business; it being understood that, for the avoidance of doubt, obligations owed to banks and other financial institutions in connection with any arrangement whereby a bank or other institution purchases payables described in clause (i) above owed by the Borrower or its Subsidiaries shall not constitute Indebtedness) which purchase price is due more than six months after the date of placing the property in service or taking delivery and title thereto, (e) all Guarantees by such person of Indebtedness of others, (f) all Capitalized Lease Obligations of such person, (g) net obligations under any Hedging Agreements, (h) the principal component of all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit that have been drawn, (i) the principal component of all obligations of such person in respect of bankers’ acceptances, (j) the amount of all obligations of such person with respect to the redemption, repayment or other repurchase of any Disqualified Stock (excluding accrued dividends that have not increased the liquidation preference of such Disqualified Stock), and (k) all Indebtedness of others secured by any Lien on property owned or acquired by such person, whether or not the Indebtedness secured thereby has been assumed, if and to the extent any of the preceding items (other than letters of credit) would appear as a liability upon a balance sheet of such person prepared in accordance with GAAP; provided that (i) contingent obligations incurred in the ordinary course of business or consistent with past practice, (ii) any balance that constitutes a trade payable, accrued expense or similar obligation to a trade creditor, in each case incurred in the ordinary course of business, (iii) intercompany liabilities that would be eliminated on the consolidated balance sheet of the Borrower and its Subsidiaries, (iv) prepaid or deferred revenue arising in the ordinary course of business, (v) in connection with the purchase by the Borrower or any Subsidiary of any business, assets, Equity Interests or person, any postclosing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid in a timely manner, (vi) obligations, to the extent such obligations would otherwise constitute Indebtedness, under any agreement that have been irrevocably defeased or irrevocably satisfied and discharged pursuant to the terms of such agreement or (vii) for the avoidance of doubt, any obligations in respect of workers’ compensation claims, early retirement or termination obligations, deferred compensatory or employee or director equity plans pension fund obligations or contributions or similar claims, obligations or contributions or social security or wage taxes, in each case, shall be deemed not to constitute Indebtedness. The amount of Indebtedness

20 of any person for purposes of clause (g) above on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any person for purposes of clause (k) above shall (unless such Indebtedness has been assumed by such person) be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the Fair Market Value of the property encumbered thereby. Notwithstanding anything in this Agreement to the contrary, Indebtedness shall not include, and shall be calculated without giving effect to, the effects of Financial Accounting Standards Board Accounting Standards Codification 825 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness and any such amounts that would have constituted Indebtedness under this Agreement but for the application of this sentence shall not be deemed an incurrence of Indebtedness under this Agreement. “Indemnified Person” shall have the meaning assigned to such term in Section 9.05(b). “Indemnified Taxes” shall mean all Taxes imposed on or with respect to any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document other than (a) Excluded Taxes and (b) Other Taxes. “Information” shall have the meaning assigned to such term in Section 3.13(a). “Initial Term Borrowing” shall mean any Borrowing comprised of Initial Term Loans. “Initial Term Facility” shall mean the Initial Term Loan Commitments and the Initial Term Loans made hereunder. “Initial Term Facility Availability Period” shall mean the period commencing on the Closing Date and ending on the date that is one (1) Business Day prior to the Initial Term Facility Maturity Date. “Initial Term Facility Maturity Date” shall mean the date that is 364 days after the Closing Date; provided, that if such date is not a Business Day, the Initial Term Facility Maturity Date shall be the immediately preceding Business Day. “Initial Term Loan Commitment” shall mean, with respect to each Term Lender, the commitment of such Term Lender to make Initial Term Loans hereunder. The amount of each Term Lender’s Initial Term Loan Commitment as of the Closing Date is set forth on Schedule 2.01. The aggregate amount of the Initial Term Loan Commitments as of the Closing Date is $500,000,000; provided that at any time during the Initial Term Facility Availability Period, upon written notice to the Administrative Agent, the Borrower may, from time to time, request one or more increases in the Initial Term Loan Commitment (each, an “Incremental Increase”) from either Morgan Stanley Senior Funding, Inc. or another lender (each an “Incremental Term Lender”); provided, further, that (x) the aggregate principal amount of all such Incremental Increases shall not exceed $500,000,000, (y) prior to any Incremental Term Lender’s agreement to provide any Incremental Increase, such Incremental Term Lender will not be required or otherwise obligated to provide any portion of such Incremental Increase and (z) following any Incremental Term Lender’s agreement to provide such Incremental Increase, this Agreement shall be amended by the Borrower and the Administrative Agent to implement and give effect to such Incremental Increase (including, for the avoidance of doubt, amendments or modifications to Article IV of this Agreement). “Initial Term Loans” shall mean the term loans made by Term Lenders to the Borrower pursuant to Section 2.01(a).

21 “Insurance Subsidiary” shall have the meaning assigned to such term in Section 6.04(y). “Intellectual Property” shall mean the following intellectual property rights, both statutory and common law rights, if applicable: (a) copyrights, registrations and applications for registration thereof, (b) trademarks, service marks, trade names, slogans, domain names, logos, trade dress, and registrations and applications of registrations thereof, (c) patents, as well as any reissued and reexamined patents and extensions corresponding to the patents and any patent applications, as well as any related continuation, continuation in part and divisional applications and patents issuing therefrom and (d) trade secrets and confidential information, including ideas, designs, concepts, compilations of information, methods, techniques, procedures, processes and other know-how, whether or not patentable. “Intercreditor Agreement” shall mean any Permitted Junior Lien Intercreditor Agreement, any Permitted First Lien Intercreditor Agreement and any other intercreditor or subordination agreement (in form reasonably satisfactory to the Collateral Agent) entered into pursuant to the terms hereof “Interest Election Request” shall mean a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07 and substantially in the form of Exhibit E or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Interest Payment Date” shall mean, (a) with respect to any Term SOFR Loan, (i) the last day of the Interest Period applicable to the Borrowing of which such Term Loan is a part and the Term Facility Maturity Date, (ii) in the case of a Term SOFR Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing and (iii) in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type and (b) with respect to any Base Rate Loan, the last Business Day of each calendar quarter and the Term Facility Maturity Date. “Interest Period” shall mean, as to any Borrowing of Term SOFR Loans, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as applicable, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last Business Day) in the calendar month that is 1, 3 or 6 months thereafter, as the Borrower may elect; provided, however, that: (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the Term Facility Maturity Date. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. “Investment” shall have the meaning assigned to such term in Section 6.04. “IRS” shall mean the U.S. Internal Revenue Service.

22 “Judgment Currency” shall have the meaning assigned to such term in Section 9.21. “Junior Debt Restricted Payment” shall mean, any payment or other distribution (whether in cash, securities or other property), directly or indirectly made by the Borrower or any if its Subsidiaries, of or in respect of principal on (x) any Convertible Notes (or any Indebtedness incurred as Permitted Refinancing Indebtedness in respect thereof), (y) Indebtedness (other than intercompany Indebtedness) that is by its terms contractually subordinated in right of payment to the Loan Obligations or (z) any Indebtedness secured on a junior lien basis to the Loan Obligations (each of the foregoing, a “Junior Financing”); provided, that the following shall not constitute a Junior Debt Restricted Payment: (a) Refinancings with any Indebtedness permitted to be incurred under Section 6.01; (b) payments of regularly-scheduled interest and fees due thereunder, other non-principal payments thereunder, any mandatory prepayments of principal, interest and fees thereunder, scheduled payments thereon necessary to avoid the Junior Financing from constituting “applicable high yield discount obligations” within the meaning of Section 163(i)(l) of the Code, and, to the extent this Agreement is then in effect, principal on the scheduled maturity date of any Junior Financing; or (c) any prepayment, exchange or conversion of any Junior Financing that is made or settled solely in Qualified Equity Interests of Borrower (and cash (I) in lieu of fractional shares and (II) in respect of accrued and unpaid interest). “Junior Financing” shall have the meaning assigned to such term in the definition of the term “Junior Debt Restricted Payment.” “Junior Liens” shall mean Liens on the Collateral that are junior to the Liens thereon securing the Loan Obligations pursuant to a Permitted Junior Lien Intercreditor Agreement (it being understood that Junior Liens are not required to rank equally and ratably with other Junior Liens, and that Indebtedness secured by Junior Liens may be secured by Liens that are senior in priority to, or rank equally and ratably with, or junior in priority to, other Liens constituting Junior Liens), which Permitted Junior Lien Intercreditor Agreement (together with such amendments to the Security Documents and any other Intercreditor Agreements, if any, as are reasonably necessary or advisable (and reasonably acceptable to the Collateral Agent) to give effect to such Liens) shall be entered into in connection with a permitted incurrence of any such Liens, or the applicable agent or representative for the Indebtedness secured by such Liens shall accede to or join a Permitted Junior Lien Intercreditor Agreement (unless a Permitted Junior Lien Intercreditor Agreement and/or Security Documents (as applicable) covering such Liens are already in effect). “Latest Maturity Date” shall mean, at any date of determination, the latest Term Facility Maturity Date, in each case then in effect on such date of determination. “Lender” shall mean each financial institution listed on Schedule 2.01 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04), as well as any person that becomes a “Lender” hereunder pursuant to Section 9.04 or Section 2.22. “Lending Office” shall mean, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.

23 “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar monetary encumbrance in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided, that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien. “Loan Documents” shall mean (i) this Agreement, (ii) the Guarantee Agreement, (iii) the Security Documents, (iv) the Fee Letter, (v) each Extension Amendment, (vi) each Intercreditor Agreement and (vii) any Note issued under Section 2.09(e). “Loan Obligations” shall mean (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and accrued and unpaid interest, fees and expenses (including interest, fees and expenses accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Term Loans made to the Borrower under this Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Borrower owed under or pursuant to this Agreement and each other Loan Document, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment of all obligations of each other Loan Party under or pursuant to each of the Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and (c) the payment, discharge and satisfaction by such Lender, Secured Party or any other recipient of the Erroneous Payment Subrogation Rights. “Loan Parties” shall mean the Borrower and the Guarantors. “Margin Stock” shall have the meaning assigned to such term in Regulation U. “Material Adverse Effect” shall mean a material adverse effect on the business, property, operations or financial condition of the Borrower and its Subsidiaries, taken as a whole, the validity or enforceability of any of the Loan Documents or the rights and remedies of the Administrative Agent and the Lenders thereunder. “Material Indebtedness” shall mean Indebtedness (other than Term Loans) of any one or more of the Borrower or any Subsidiary in an aggregate principal amount exceeding $20,000,000. “Material Real Property” shall mean (i) Real Property that constitutes Data Center Assets and (ii) Real Property located in the United States and having a Fair Market Value (on a per-property basis) greater than or equal to $10,000,000 as of (x) the Closing Date, for Real Property then owned or leased or (y) the date of acquisition or lease, for Real Property acquired or leased after the Closing Date, in each case as determined by the Borrower in good faith. “Material Subsidiary” shall mean any Subsidiary, other than an Immaterial Subsidiary. “Maximum Rate” shall have the meaning assigned to such term in Section 9.09. “Moody’s” shall mean Moody’s Investors Service, Inc.

24 “Morgan Stanley” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Mortgaged Properties” shall mean the Material Real Properties that are identified on Schedule 1.01(B) on the Closing Date (the “Closing Date Mortgaged Properties”) and each additional Material Real Property encumbered by a Mortgage after the Closing Date pursuant to Section 5.10. “Mortgages” shall mean, collectively, the mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, debentures, and other security documents (including amendments to any of the foregoing) with Collateral Agent as the beneficiary executed and delivered with respect to Mortgaged Properties (either as stand-alone documents or forming part of other Security Documents), each in form and substance reasonably satisfactory to the Collateral Agent and the Borrower, in each case, as amended, supplemented or otherwise modified from time to time. “Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower or any Subsidiary or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding six plan years made or accrued an obligation to make contributions. “Net Proceeds” shall mean: (a) 100% of the cash proceeds actually received by the Borrower or any Subsidiary (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) from any Asset Sale under Section 6.05(g) and any Extraordinary Receipt after the Closing Date, net of: (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer Taxes, deed or mortgage recording Taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) required payments of Indebtedness (other than Indebtedness incurred under the Loan Documents) and required payments of other obligations relating to the applicable asset to the extent such Indebtedness or other obligations are secured by a Lien permitted hereunder (other than pursuant to the Loan Documents and other than obligations secured by a Junior Lien), (iii) [reserved], (iv) Taxes paid or payable (in the good faith determination of the Borrower) as a result thereof, and (v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any Taxes deducted pursuant to clause (i) or (iv) above) (x) related to any of the applicable assets and (y) retained by the Borrower or any of the Subsidiaries including, without limitation, pension and other post- employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (provided that (1) the amount of any reduction of such reserve (other than in connection with a payment in respect of any such liability), prior to the date occurring 18 months after the date of the respective Asset Sale, shall be deemed to be cash proceeds of such

25 Asset Sale occurring on the date of such reduction and (2) the amount of any such reserve that is maintained as of the date occurring 18 months after the date of the applicable Asset Sale shall be deemed to be Net Proceeds from such Asset Sale as of such date); provided that no net cash proceeds of any Asset Sale under Section 6.05(g) after the Closing Date calculated in accordance with the foregoing shall constitute Net Proceeds under this clause (a) unless (i) the net cash proceeds of any such Asset Sale after the Closing Date realized in any single transaction or series of related transactions shall exceed $5,000,000 individually or (ii) the net cash proceeds of all such Asset Sales after the Closing Date (whether in a single transaction or series of transactions) shall exceed $15,000,000 in the aggregate (and thereafter only net cash proceeds in excess of the foregoing amounts, as applicable shall constitute Net Proceeds). (b) 100% of the cash proceeds from any Debt Incurrence actually received by the Borrower or any Subsidiary in respect of such Debt Incurrence incurred after the Closing Date (for purposes of Section 2.08, including such proceeds received into escrow, provided that the conditions precedent to release from escrow are the same as (or are less onerous than) the conditions set forth in Section 4.02), net of all fees (including investment banking fees), discounts and commissions, costs, Taxes and other expenses, in each case incurred in connection with such issuance or sale. (c) 100% of the cash proceeds actually received by the Borrower or any Subsidiary from the issuance or sale after the Closing Date by the Borrower or any Subsidiary of any of its Equity Interests (including, to the extent not duplicative of clause (b) above and not constituting Excluded Debt, any securities convertible or exchangeable into or exercisable for equity securities or other equity-linked securities), other than (i) issuances pursuant to employee stock plans, compensation plans or other benefit or employee or director incentive arrangements (including, for the avoidance of doubt, employee and director 401(k) plans), (ii) issuances by any Subsidiary of the Borrower to any Loan Party, and (iii) constituting directors’ qualifying shares and/or other nominal amounts required to be held by persons other than the Borrower or its subsidiaries under applicable law. (d) 100% of all amounts received by the Borrower or any Subsidiaries, in each case, in respect of (i) any construction management fees, development fees, completion payments and incentive fees and (ii) any lease termination or other termination fees (excluding any amounts consisting of lease deposits that exist on the Closing Date). “Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.19(c). “Non-Loan Party Investment/Dispositions Cap” shall have the meaning assigned to such term in Section 6.04(b)(iv). “Note” shall have the meaning assigned to such term in Section 2.09(e). “Not-for-Profit Subsidiary” shall mean an entity, including entities qualifying under Section 501(c)(3) of the Code, that uses surplus revenue to achieve its goals rather than distributing them as profit or dividends. “Notice of Loan Prepayment” shall mean a notice of prepayment with respect to a Term Loan, which shall be substantially in the form of Exhibit B or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

26 “Obligations” shall mean the Loan Obligations. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of any present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned any interest in any Loan Obligation or Loan Document). “Other Taxes” shall mean all present or future stamp or documentary Taxes or any other excise, transfer, sales, property, intangible, mortgage recording or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, registration, delivery or enforcement of, consummation or administration of, from the receipt or perfection of security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19(b)). “Other Term Facilities” shall mean the Other Term Loan Commitments and the Other Term Loans made thereunder. “Other Term Loan Commitments” shall mean, collectively, commitments to make Extended Term Loans. “Other Term Loans” shall mean Extended Term Loans. “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq. “Participant” shall have the meaning assigned to such term in Section 9.04(c)(i). “Participant Register” shall have the meaning assigned to such term in Section 9.04(c)(ii). “Payment Recipient” shall have the meaning assigned to such term in Section 8.12(a). “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA. “Permitted Acquisition” shall mean those certain transactions set forth on Schedule 1.01(C). “Permitted Business” shall mean any business, service or activity that is the same as, or reasonably related, incidental, ancillary, complementary or similar to, or that is a reasonable extension or development of, any of the businesses, services or activities in which the Borrower and its Subsidiaries are engaged on the Closing Date. “Permitted First Lien Intercreditor Agreement” shall mean, with respect to any Liens on Collateral that are intended to be equal and ratable with the Liens securing the Loan Obligations, one or more customary intercreditor agreements, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent. “Permitted Investments” shall mean:

27 (a) Dollars (including such Dollars as are held as overnight bank deposits and demand deposits with banks); (b) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, in each case, maturing within one (1) year from the date of acquisition thereof; (c) marketable direct obligations issued by any state of the United States of America, or any political subdivision of any such state, or any public instrumentality thereof, maturing within one (1) year from the date of acquisition thereof, and, at the time of acquisition, having a rating of at least “A–2” from S&P or at least “P–2” of Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two (2) named rating agencies cease publishing; (d) commercial paper maturing no more than one (1) year from the date of creation thereof, and, at the time of acquisition, having a rating of at least “A–2” from S&P or at least “P–2” from Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two (2) named rating agencies cease publishing; (e) time deposits, demand deposits, certificates of deposit, time deposit accounts, term deposit accounts, or bankers’ acceptances maturing within one (1) year from the date of acquisition thereof or overnight bank deposits, in each case, issued by any bank organized under the Laws of the United States, or any state thereof, or the District of Columbia, or any U.S. branch of a foreign bank having, at the date of acquisition thereof, combined capital and surplus of not less than Five-Hundred Million Dollars ($500,000,000); (f) repurchase obligations with a term of not more than ninety (90) days for underlying securities of the types described in clause (a) above, entered into with any bank meeting the qualifications specified in clause (e) above; (g) investments in money market funds which invest all, or substantially all, of their assets in assets of the types described in clauses (a) through (f) above; and (h) in the case of Foreign Subsidiaries, Investments of a type comparable to those described in clauses (a) through (g) above, which may include investments in the relevant foreign currency. “Permitted Junior Lien Intercreditor Agreement” shall mean, with respect to any Liens on Collateral that are intended to be junior to any Liens securing the Loan Obligations, one or more customary intercreditor agreements, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent. “Permitted Liens” shall have the meaning assigned to such term in Section 6.02. “Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, redeem, repurchase, retire, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided, that: (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness incurred pursuant to this definition does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium (including

28 tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses), (b) (i) the final maturity date of such Permitted Refinancing Indebtedness is on or after the earlier of (x) the final maturity date of the Indebtedness being Refinanced and (y) the 91st day following the Latest Maturity Date in effect at the time of incurrence thereof and (ii) the Weighted Average Life to Maturity of such Permitted Refinancing Indebtedness is greater than or equal to the lesser of (x) the Weighted Average Life to Maturity of the Indebtedness being Refinanced and (y) 91 days after the Weighted Average Life to Maturity of the Class of Term Loans then outstanding with the greatest remaining Weighted Average Life to Maturity, (c) if the Indebtedness being Refinanced is by its terms subordinated in right of payment to any Loan Obligations, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Loan Obligations on terms in the aggregate not materially less favorable to the Lenders than those contained in the documentation governing the Indebtedness being Refinanced (as determined by the Borrower in good faith), (d) no Permitted Refinancing Indebtedness shall have obligors that are not (or would not have been required to become) obligors with respect to the Indebtedness being so Refinanced (except that (i) one or more Loan Parties (or entities that become Loan Parties) may be added as additional guarantors and (ii) to the extent the Indebtedness being so Refinanced was Indebtedness of a Subsidiary which was not the Borrower or a Guarantor, Permitted Refinancing Indebtedness incurred in respect thereof may be incurred or guaranteed by any Subsidiary which is not the Borrower or a Guarantor), (e) such Permitted Refinancing Indebtedness may be secured (i) in the case of any Indebtedness being so Refinanced that is secured, by Liens having the same (or junior) priority on the same (or any subset of the) assets (plus improvements and accessions to, such property or proceeds or distributions thereof), as secured (or would have been required to secure) the Indebtedness being Refinanced, or (ii) in the case of any Indebtedness being so Refinanced that is unsecured, by Junior Liens, and (f) if the Indebtedness being Refinanced was subject to a Permitted First Lien Intercreditor Agreement or a Permitted Junior Lien Intercreditor Agreement, and if the respective Permitted Refinancing Indebtedness is to be secured by the Collateral, the Permitted Refinancing Indebtedness shall likewise be subject to a Permitted First Lien Intercreditor Agreement and/or a Permitted Junior Lien Intercreditor Agreement, as applicable. “Person” or “person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof. “Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) that is (i) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, (ii) sponsored or maintained (at the time of determination or at any time within the five years prior thereto) by the Borrower, any Subsidiary or any ERISA Affiliate, and (iii) in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Platform” shall have the meaning assigned to such term in Section 9.17. “Pledged Equity” shall have the meaning assigned to such term in the Collateral Agreement.

29 “primary obligor” shall have the meaning assigned to such term in the definition of the term “Guarantee.” “Pro Rata Extension Offers” shall have the meaning assigned to such term in Section 2.22(a). “Proceeding” shall have the meaning assigned to such term in Section 9.05(b). “PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” shall have the meaning assigned to such term in Section 9.17. “QFC” shall have the meaning assigned to such term in Section 9.24(b). “QFC Credit Support” shall have the meaning assigned to such term in Section 9.24. “Qualified Equity Interests” shall mean any Equity Interest other than Disqualified Stock. “Qualifying Loan Facility” means any loan, credit facility, indenture, note or similar agreements or other debt facility (other than Excluded Debt or a commitment therefor) that is entered into after the Closing Date by the Borrower or any of its Subsidiaries. “Rate” shall have the meaning assigned to such term in the definition of the term “Type.” “Real Property” shall mean, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee simple or leased by any Loan Party, whether by lease, license or other means, together with, in each case, any interest of any Loan Party in all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures, incidental to the ownership, lease or operation thereof. “Recipient” shall have the meaning assigned to such term in the definition of “Excluded Taxes”. “Refinance” shall have the meaning assigned to such term in the definition of the term “Permitted Refinancing Indebtedness,” and “Refinanced” and “Refinancing” shall have meanings correlative thereto. “Refinancing Notes” shall mean any secured or unsecured notes, hybrid debt equity securities or similar securities or loans issued by any Loan Party (whether under an indenture, a credit agreement or otherwise) and the Indebtedness represented thereby; provided, that (a) 100% of the Net Proceeds of such Refinancing Notes are used to permanently reduce Term Loans substantially simultaneously with the issuance thereof; (b) the principal amount (or accreted value, if applicable) of such Refinancing Notes incurred pursuant to this definition does not exceed the principal amount (or accreted value, if applicable) of the aggregate portion of the Term Loans so reduced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses); (c) the final maturity date of such Refinancing Notes is on or after the Term Facility Maturity Date of the Term Loans so reduced;

30 (d) the Weighted Average Life to Maturity of such Refinancing Notes is greater than or equal to the Weighted Average Life to Maturity of the Term Loans so repaid; (e) the terms of such Refinancing Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the Term Facility Maturity Date of the Term Loans so reduced (other than (x) in the case of notes, customary offers to repurchase or mandatory prepayment provisions upon a change of control, asset sale, event of loss or change in applicable Tax law and customary acceleration rights after an event of default and (y) in the case of loans, customary amortization and mandatory and voluntary prepayment provisions which are, when taken as a whole (as determined by the Borrower in good faith) not materially more restrictive to the Borrower and the Subsidiaries than, the terms, when taken as a whole, applicable to the Initial Term Loans (except to the extent such amortization and mandatory and voluntary prepayment provisions apply solely to any period after the Latest Maturity Date or are applied for the benefit of the Term Loans then outstanding) with such Indebtedness to provide that any such mandatory prepayments as a result of asset sales or events of loss, shall be allocated on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) with the Initial Term Loans); (f) there shall be no obligor with respect thereto that is not a Loan Party (or entity that becomes a Loan Party); (g) if such Refinancing Notes are secured, such Refinancing Notes shall be secured by all or a portion of the Collateral, but shall not be secured by any assets of the Borrower or its subsidiaries other than the Collateral; (h) Refinancing Notes that are secured by Collateral shall be subject to the provisions of a Permitted First Lien Intercreditor Agreement and/or a Junior Lien Intercreditor Agreement, as applicable (and in any event shall be subject to a Permitted Junior Lien Intercreditor Agreement if the Indebtedness being Refinanced is secured on a junior lien basis to any of the Obligations) and (i) the covenants and events of default applicable to such Refinancing Notes taken as a whole shall (as determined by the Borrower in good faith) be not materially more restrictive to the Borrower and its Subsidiaries than, the terms, taken as a whole, applicable to the Term Loans so reduced (except to the extent such covenants and other terms apply solely to any period after the Latest Maturity Date or are applied for the benefit of the Term Loans then outstanding). “Refund” shall have the meaning assigned such term in Section 2.17(f). “Register” shall have the meaning assigned to such term in Section 9.04(b)(iv). “Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Related Fund” shall mean, with respect to any Lender that is a fund that invests in bank or commercial loans and similar extensions of credit, any other fund that invests in bank or commercial loans and similar extensions of credit and is advised or managed by (a) such Lender, (b) an Affiliate of

31 such Lender or (c) an entity (or an Affiliate of such entity) that administers, advises or manages such Lender. “Related Parties” shall mean, with respect to any person, such person’s controlled and controlling Affiliates and the respective directors, trustees, officers, employees, agents, advisors and members of such person and of such person’s controlled and controlling Affiliates. “Related Person” shall have the meaning assigned to such term in Section 9.05(b). “Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, emanating or migrating in, into, onto or through the Environment. “Removal Effective Date” shall have the meaning assigned to such term in Section 8.06(b). “Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period referred to in Section 4043(c) of ERISA has been waived, with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code). “Required Lenders” shall mean, at any time, one or more Lenders having or holding Term Loan Exposure representing more than 50% of the aggregate Term Loan Exposure of all Lenders; provided that, the Term Loan Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Requirement of Law” shall mean, as to any person, any law, treaty, rule, regulation, statute, order, ordinance, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority, in each case applicable to or binding upon such person or any of its property or assets or to which such person or any of its property or assets is subject. “Resignation Effective Date” shall have the meaning assigned to such term in Section 8.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any U.K. Financial Institution, a U.K. Resolution Authority. “Responsible Officer” of any person shall mean any manager, executive officer, director or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payments” shall have the meaning assigned to such term in Section 6.06. The amount of any Restricted Payment made other than in the form of cash or cash equivalents shall be the Fair Market Value thereof.

32 “S&P” shall mean Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Sanctions” shall mean any international economic sanctions administered or enforced by (a) the U.S. government, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control or the U.S. Department of State (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) the governmental institutions and agencies of the United Kingdom, including without limitation, His Majesty’s Treasury (UK) or (e) any other relevant sanctions authority with jurisdiction over any Loan Party. “SEC” shall mean the Securities and Exchange Commission or any successor thereto. “Secured Parties” shall mean, collectively, the Administrative Agent, the Collateral Agent, each Lender, each Subagent appointed pursuant to Section 8.05 by the Administrative Agent with respect to matters relating to the Loan Documents or by the Collateral Agent with respect to matters relating to any Security Document. “Securities Act” shall mean the Securities Act of 1933, as amended. “Security Documents” shall mean each Mortgage, the Collateral Agreement, each Notice of Grant of Security Interest in Copyrights (as defined in the Collateral Agreement), each Notice of Grant of Security Interest in Patents (as defined in the Collateral Agreement), each Notice of Grant of Security Interest in Trademarks (as defined in the Collateral Agreement) and each other security agreement, pledge agreement or other instruments or documents that pledge, grant or perfect a security interest in any property or assets to secure any Obligations and that are executed and delivered pursuant to the foregoing or entered into or delivered after the Closing Date to the extent required by this Agreement or any other Loan Document, including pursuant to Section 5.10. “Similar Business” shall mean (i) any business the majority of whose revenues are derived from business or activities conducted by the Borrower and its Subsidiaries on the Closing Date or (ii) any business that is a natural outgrowth or reasonable extension, development or expansion of any such business or any business similar, reasonably related, incidental, complementary or ancillary to any of the foregoing. “SOFR” shall mean the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator). “Special Flood Hazard Area” shall have the meaning assigned to such term in Section 5.02(b). “Subagent” shall mean each co-agent or sub-agent appointed by the Administrative Agent or the Collateral Agent, as applicable, from time to time pursuant to Section 8.05. “Subsidiary” or “subsidiary” shall mean, with respect to any person (referred to in this definition as the “parent”), any corporation, limited liability company, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. In addition, any joint venture owned by any person which is consolidated with such person pursuant to GAAP shall be a “subsidiary” of

33 such person. Unless the context otherwise requires, “Subsidiary” and “subsidiary” shall mean a subsidiary of the Borrower. “Successor Borrower” shall have the meaning assigned to such term in Section 6.05(n). “Supported QFC” shall have the meaning assigned to such term in Section 9.24. “Swap Termination Value” shall mean, in respect of any one (1) or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Agreements: (a) for any date on or after the date on which such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s); and (b) for any date prior to the date referenced in clause (a) above, the amount(s) determined as the mark-to-market value(s) for such Hedging Agreements, as determined based upon one (1) or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreements (which may include a Lender or an Affiliate of a Lender). “Taxes” shall mean all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings (including backup withholdings), or other similar fees or charges, imposed by any Governmental Authority, whether computed on a separate, consolidated, unitary, combined or other basis, including any interest, fines, penalties or additions to tax with respect to the foregoing. “Term Borrowing” shall mean the Initial Term Borrowing or any Borrowing of Other Term Loans. “Term Facility” shall mean the Initial Term Facility and/or any or all of the Other Term Facilities. “Term Facility Commitment” shall mean the commitment of a Term Lender to make Term Loans, including Initial Term Loans and/or Other Term Loans. “Term Facility Maturity Date” shall mean, as the context may require, (a) with respect to the Initial Term Facility, the Initial Term Facility Maturity Date and (b) with respect to any other Class of Term Loans, the maturity dates specified therefor in the applicable Extension Amendment. “Term Lender” shall mean a Lender (including an Extending Lender) with a Term Facility Commitment or with outstanding Term Loans. “Term Loan Exposure” shall mean, with respect to any Lender as of any date of determination, the sum of (a) that Lender’s outstanding Term Facility Commitment plus (b) the aggregate principal balance of all Term Loans of such Lender then outstanding. “Term Loans” shall mean the Initial Term Loans and/or the Other Term Loans. “Term SOFR” shall mean: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period (or if such rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto); and

34 (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than 0.00%, Term SOFR shall be deemed 0.00% for purposes of this Agreement. “Term SOFR Loan” shall mean a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR. “Term SOFR Replacement Date” shall have the meaning assigned to such term in Section 2.14. “Term SOFR Scheduled Unavailability Date” shall have the meaning assigned to such term in Section 2.14. “Term SOFR Screen Rate” shall mean the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Term SOFR Successor Rate” shall have the meaning assigned to such term in Section 2.14. “Termination Date” shall mean the date on which (a) all Commitments shall have been terminated or have expired and (b) the principal of and accrued and unpaid interest on each Term Loan, all fees and all other expenses or amounts outstanding, in each case, to the extent then owing, due and payable under any Loan Document (other than (i) contingent indemnification or expense reimbursement obligations for which no claim or demand has been made, and (ii) obligations set forth in the provisions of any Loan Document that by their express terms survive the termination of this Agreement) shall have been paid in full in cash. “Test Period” shall mean, on any date of determination, the period of four consecutive fiscal quarters of the Borrower then most recently ended (taken as one accounting period) for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b); provided that prior to the first date financial statements have been delivered pursuant to Section 5.04(a) or 5.04(b), the Test Period in effect shall be the most recently ended full four fiscal quarter period prior to the Closing Date for which financial statements have been filed by the Borrower with the SEC. “Third-Party Funds” shall mean any accounts or funds, or any portion thereof, received by the Borrower or any Subsidiary as agent on behalf of third parties (that are not Loan Parties) in accordance with a written agreement that imposes a duty upon the Borrower or one or more Subsidiaries to collect and remit those funds to such third parties. “Transactions” shall mean, collectively, (i) the entering into of the Loan Documents on the Closing Date and (ii) the payment of fees and expenses and other costs incurred in connection with the foregoing and in connection with each Credit Event. “Type” shall mean, when used in respect of any Term Loan or Borrowing, the Rate by reference to which interest on such Term Loan or on the Term Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall include Term SOFR and the Base Rate.

35 “U.K. Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “U.K. Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution. “Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” shall mean the United States of America. “U.S. Government Securities Business Day” shall mean any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. “U.S. Person” shall mean any person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” shall have the meaning assigned to such term in Section 9.24. “U.S. Subsidiary” shall mean any Subsidiary that is not a Foreign Subsidiary. “U.S. Tax Compliance Certificate” shall have the meaning assigned to such term in Section 2.17(e)(ii)(3). “USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107 56 (signed into law October 26, 2001)). “Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness. “Wholly Owned Subsidiary” of any person shall mean a subsidiary of such person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such person or another Wholly Owned Subsidiary of such person. Unless the context otherwise requires, “Wholly Owned Subsidiary” shall mean a Subsidiary of the Borrower that is a Wholly Owned Subsidiary of the Borrower.

36 “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any U.K. Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Terms Generally; GAAP. The definitions set forth or referred to in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, amended and restated, supplemented or otherwise modified from time to time. Unless the context requires otherwise (a) other than as provided in the immediately preceding sentence with respect to this Agreement or any other Loan Document, any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified, (b) any definition of or reference to any law, statute, rule or regulation shall, unless otherwise specified, be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) the words neither,” “nor,” “any,” “either” and “or” are not exclusive, and (g) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”. All references to “knowledge” of the Borrower or any of its Subsidiaries means the actual knowledge of a Responsible Officer. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, that if at any time, any change in GAAP would affect the computation of any financial ratio or requirement in the Loan Documents and the Borrower notifies the Administrative Agent that the Borrower requests an amendment (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment), the Administrative Agent, the Lenders and the Borrower shall, at no cost to the Borrower, negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, and such financial ratio or requirement shall be interpreted on the basis of GAAP as in effect and applied

37 immediately before such change shall have become effective until such provision is amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value,” as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. In addition, notwithstanding any other provision contained herein, any operating lease properly classified as an operating lease in accordance with GAAP as in effect on December 31, 2018 shall continue to be classified and accounted for as an operating lease, and not a capital lease or financing lease, during the term of this Agreement for all purposes of this Agreement, notwithstanding any changes in GAAP relating thereto (including FASB ASC 842). Section 1.03 Effectuation of Transactions. Each of the representations and warranties of the Borrower contained in this Agreement (and all corresponding definitions) and applicable on the Closing Date and thereafter, are made after giving effect to the Transactions, unless the context otherwise requires. Section 1.04 Timing of Payment or Performance. Except as otherwise expressly provided herein, when the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day. Section 1.05 Times of Day. Unless otherwise specified herein, all references herein to times of day shall be references to New York City time (daylight savings or standard, as applicable). Section 1.06 Classification of Loans and Borrowings. For purposes of this Agreement, Term Loans may be classified and referred to by Class (e.g., an “Initial Term Loan”) or by Type (e.g., a “Term SOFR Loan”). Borrowings also may be classified and referred to by Class (e.g., an “Initial Term Borrowing”) or by Type (e.g., a “Term SOFR Borrowing”). Section 1.07 Exchange Rates; Currency Equivalents; Basket Calculations. (a) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to Term SOFR or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any Term SOFR Successor Rate) or the effect of any of the foregoing, or of any Conforming Changes. (b) Notwithstanding the foregoing, for purposes of determining compliance with any covenant in Article VI, (i) with respect to any amount of cash on deposit, Indebtedness, Investment, Restricted Payment, Lien or Disposition (each, a “Covenant Transaction”) in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Covenant Transaction is incurred or made, and (ii) with respect to any Covenant Transaction incurred or made in reliance on a provision that makes reference to a percentage of Consolidated Total Assets, no Default or Event of Default shall be deemed to have occurred

38 solely as a result of changes in the amount of Consolidated Total Assets occurring after the time such Covenant Transaction is incurred or made in reliance on such provision. (c) For purposes of determining compliance with any covenant in Article VI, with respect to the amount of any Covenant Transaction in a currency other than Dollars, such amount if incurred or made in reliance on a fixed Dollar basket, will be converted into Dollars based on the relevant currency exchange rate in effect on the Closing Date. ARTICLE II The Credits Section 2.01 Commitments. Subject to the terms and conditions set forth herein: (a) each Lender agrees, severally and not jointly, to make Initial Term Loans in Dollars to the Borrower on up to ten (10) occasions during the Initial Term Facility Availability Period in an aggregate principal amount not to exceed such Lender’s Initial Term Loan Commitment, and (b) amounts of Term Loans borrowed under Section 2.01(a) that are repaid or prepaid may not be reborrowed. Section 2.02 Term Loans and Borrowings. (a) Each Term Loan shall be made as part of a Borrowing consisting of Term Loans under the same Facility and of the same Type made by the Lenders ratably in accordance with their respective Commitments under the applicable Facility. The failure of any Lender to make any Term Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Term Loans as required. (b) Subject to Section 2.14, each Borrowing shall be comprised entirely of Base Rate Loans or Term SOFR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Base Rate Loan or Term SOFR Loan by causing any U.S. or non-U.S. branch or Affiliate of such Lender to make such Term Loan (and in the case of an Affiliate, the provisions of Sections 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided, that any exercise of such option shall not affect the obligation of the Borrower to repay such Term Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.15 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise. (c) Borrowings of more than one Type and Class may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than 10 Term SOFR Borrowings outstanding under all Term Facilities at any time. Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings. Section 2.03 Requests for Borrowings. (a) To request a Term Borrowing, the Borrower shall notify the Administrative Agent of such request (a) in the case of a Term SOFR Borrowing, not later than 2:00 p.m., New York City time, three (3) Business Days before the date of the proposed Borrowing (or, in the case of the borrowing on

39 the Closing Date, one (1) Business Day) or (b) in the case of a Base Rate Borrowing, not later than 11:00 a.m., New York City time, on the Business Day of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and signed by the Borrower and shall be delivered by the Borrower to the Administrative Agent electronically in a form approved by the Administrative Agent. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02: (i) whether such Borrowing is to be a Borrowing of Initial Term Loans or Other Term Loans of a particular Class; (ii) the aggregate amount of the requested Borrowing; (iii) the date of such Borrowing, which shall be a Business Day; (iv) whether such Borrowing is to be a Base Rate Borrowing or a Term SOFR Borrowing; (v) in the case of a Term SOFR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (vi) the location and number of the Borrower’s account to which funds are to be disbursed. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Term SOFR Borrowing with an Interest Period of one month’s duration. If no Interest Period is specified with respect to any requested Term SOFR Borrowing then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Term Loan to be made as part of the requested Borrowing. Section 2.04 [Reserved]. Section 2.05 [Reserved]. Section 2.06 Funding of Borrowings. (a) Each Lender shall make each Term Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Term Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower as specified in the applicable Borrowing Request. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 p.m. noon, New York City time on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with clause (a) of this Section 2.06 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its

40 share of the Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of (A) the Federal Funds Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a payment to be made by the Borrower, the interest rate then applicable to Base Rate Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Term Loan included in such Borrowing. The foregoing shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. Section 2.07 Interest Elections. (a) Each Borrowing initially shall be of the Type, and under the applicable Class, specified in the applicable Borrowing Request and, in the case of a Term SOFR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term SOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.07. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Term Loans comprising such Borrowing, and the Term Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding any other provision of this Section 2.07, the Borrower shall not be permitted to change the Class or currency of any Borrowing. (b) To make an election pursuant to this Section 2.07, the Borrower shall notify the Administrative Agent of such election (by telephone or irrevocable written notice), by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type and Class resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and signed by the Borrower and shall be delivered by the Borrower to the Administrative Agent electronically in a form approved by the Administrative Agent. Notwithstanding any contrary provision herein, this Section 2.07 shall not be construed to permit the Borrower to (i) elect an Interest Period for Term SOFR Loans that does not comply with Section 2.02(c) or (ii) convert any Borrowing to a Borrowing of a Type not available under the Class of Commitments or Term Loans pursuant to which such Borrowing was made. (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be a Base Rate Borrowing or a Term SOFR Borrowing; and

41 (iv) if the resulting Borrowing is a Term SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which Interest Period shall be a period contemplated by the definition of the term “Interest Period.” If any such Interest Election Request requests a Term SOFR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. If less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall be in an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum and satisfy the limitations specified in Section 2.02(c) regarding the maximum number of Borrowings of the relevant Type. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender to which such Interest Election Request relates of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as, or converted to, as applicable, a Term SOFR Borrowing with an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required Lenders, so notifies the Borrower in writing, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Term SOFR Borrowing and (ii) unless repaid, each Term SOFR Borrowing shall be converted to a Base Rate Borrowing. Section 2.08 Termination and Reduction of Commitments. (a) The Initial Term Loan Commitments (if any) of the Term Lenders shall be automatically and permanently reduced: (i) to $0 upon the expiration of the Initial Term Facility Availability Period; (ii) by 100% of the committed amount of any Qualifying Loan Facility entered into after the Closing Date; and (iii) by 100% of any Net Proceeds received on or after the Closing Date (other than Net Proceeds of a Qualifying Loan Facility to the extent that the Initial Term Loan Commitments have been reduced by the committed amount thereof in accordance with clause (ii) above). (b) Any required reduction of the Initial Term Loan Commitments under paragraph (a) of this Section 2.08 shall be effective on the same day as such Net Proceeds are received or, in the case of any Qualifying Loan Facility, the date of effectiveness of the definitive credit agreement, indenture or similar agreement with respect thereto. The Borrower shall provide the Administrative Agent with written notice promptly following the occurrence of any event giving rise to a requirement for a reduction of the Initial Term Loan Commitments under the preceding Sections 2.08(a)(ii) or (iii). Notwithstanding the foregoing, the Borrower shall not be required to provide the written notice referred to in the immediately preceding sentence if no Initial Term Loan Commitments are in effect at the time of the occurrence of an event giving rise to a requirement for a reduction of the Initial Term Loan Commitments under paragraph (a) of this Section 2.08.

42 (c) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided, that each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $5,000,000 and not less than $10,000,000 (or, if less, the remaining amount of the Commitments of such Class). (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments of any Class under paragraph (c) of this Section 2.08 at least three (3) Business Days prior to the effective date of such termination or reduction (or such shorter period acceptable to the Administrative Agent), specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.08 shall be irrevocable; provided, that a notice of termination or reduction of the Commitments of any Class delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. (e) Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class. Section 2.09 Repayment of Term Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan to the Borrower of such Lender as provided in Section 2.10. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Term Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Term Loan made hereunder, the Facility, Class and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) any amount received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to clause (b) or (c) of this Section 2.09 shall be prima facie evidence of the existence and amounts of the obligations recorded (absent manifest error) therein; provided, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Term Loans in accordance with the terms of this Agreement; provided, further, that, in the event of any inconsistency between the Register and any other accounts or records maintained by the Administrative Agent or the Lender pursuant to clause (d) or (e) of this Section 2.09, the Register shall govern. (e) Any Lender may request that Term Loans made by it be evidenced by a promissory note (a “Note”). In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender or its registered assigns and substantially in the form attached hereto as Exhibit F, or in another form approved by such Lender, the Administrative Agent and the Borrower in their sole discretion. Thereafter, unless otherwise agreed to by the applicable Lender, the Term Loans

43 evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form. Section 2.10 Repayment of Term Loans. (a) Subject to the other clauses of this Section 2.10 and to Section 9.08(e), to the extent not previously paid, all outstanding Term Loans shall be due and payable on the applicable Term Facility Maturity Date. (b) [Reserved]. (c) Any mandatory prepayment of Term Loans pursuant to Section 2.11(b) shall be applied so that the aggregate amount of such prepayment is allocated among the Initial Term Loans and the Other Term Loans, if any, pro rata based on the aggregate principal amount of outstanding Initial Term Loans and Other Term Loans, if any; provided, that, subject to the pro rata application to Term Loans outstanding within any respective Class of Term Loans, the Borrower shall allocate any repayments pursuant to Section 2.11(b)(2) to repay the respective Class or Classes being refinanced, as provided in said Section 2.11(b)(2). Prior to any prepayment of any Term Loan under any Facility hereunder, except as set forth in Section 2.10(d), the Borrower shall select the Borrowing or Borrowings under the applicable Facility to be prepaid and shall notify the Administrative Agent by electronic means or by telephone (confirmed by delivery of a Notice of Loan Prepayment) of such selection not later than (i) in the case of a Base Rate Borrowing, 11:00 a.m., New York City time, on the scheduled date of such prepayment and (ii) in the case of a Term SOFR Borrowing, 12:00 p.m. noon, New York City time, five (5) Business Days before the scheduled date of such prepayment (or, in each case, such shorter period acceptable to the Administrative Agent). Each such notice shall be irrevocable; provided, that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each repayment of a Borrowing shall be applied ratably to the Term Loans included in the repaid Borrowing. All repayments of Term Loans shall be accompanied by (1) accrued interest on the amount repaid to the extent required by Section 2.13(d) and (2) break funding payments pursuant to Section 2.16. (d) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to Section 2.11(b) at least five (5) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Term Lender of the contents of any such prepayment notice and of such Term Lender’s ratable portion of such prepayment (based on such Lender’s pro rata share of each relevant Class of the Term Loans). Any Term Lender (a “Declining Term Lender”) may elect, by delivering notice to the Administrative Agent and the Borrower no later than 5:00 p.m. one (1) Business Day after the date of delivery by the Administrative Agent of such notification to such Term Lender of notice from the Administrative Agent regarding such prepayment, that the full amount of any mandatory prepayment otherwise required to be made with respect to the Term Loans held by such Term Lender pursuant to Section 2.11(b) not be made (the aggregate amount of such prepayments declined by the Declining Term Lenders, the “Declined Prepayment Amount”). If a Term Lender fails to deliver notice setting forth such rejection of a prepayment to the Administrative Agent within the time frame specified above or such notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Prepayment Amount shall be retained by the Borrower. For the avoidance of doubt, the Borrower may, at

44 its option, apply any amounts retained in accordance with the immediately preceding sentence to prepay loans in accordance with Section 2.11(a) below. Section 2.11 Prepayment of Term Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Term Loan in whole or in part, without premium or penalty (but subject to prior notice pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment and in accordance with the provisions of Section 2.10(c)), in an aggregate principal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the amount outstanding, subject to prior notice in accordance with Section 2.10(d). At the Borrower’s election in connection with any prepayment pursuant to this Section 2.11(a), such prepayment shall not be applied to any Term Loan of a Defaulting Lender. (b) The Borrower shall apply (1) all Net Proceeds (other than Net Proceeds of the kind described in the following clause (2)) within ten (10) Business Days after receipt thereof to prepay Term Loans in accordance with clauses (c) and (d) of Section 2.10 and (2) all Net Proceeds from any issuance or incurrence of Refinancing Notes (other than solely by means of extending or renewing then existing Refinancing Notes without resulting in any Net Proceeds), no later than three (3) Business Days after the date on which such Refinancing Notes are issued or incurred, to prepay Term Loans in accordance with Section 2.10(c) and the definition of “Refinancing Notes” (as applicable). Notwithstanding the foregoing, the Borrower shall not be required to apply Net Proceeds to prepay Term Loans to the extent the Initial Term Loan Commitments are reduced by such Net Proceeds (or the commitments in respect thereof). In addition, notwithstanding the foregoing, and provided that no Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing, no prepayment of all (or a portion) of such Net Proceeds consisting of Extraordinary Receipts pursuant to this clause (b) shall be required to the extent a Loan Party or Subsidiary reinvests such Net Proceeds (or applicable portion thereof) in assets or property of a kind then used or usable in the business of such Loan Party within one hundred eighty (180) days after the date of receipt of such Net Proceeds or enters into a binding commitment thereof within such one hundred eighty (180) day period and subsequently makes such reinvestment within one hundred eighty (180) days after the final day of such one hundred eighty (180) day period. (c) Prepayments of any Term Loans hereunder will be (x) net of any additional Taxes paid, or estimated by the Borrower in good faith to be payable, as a result of the repatriation of such Net Proceeds and (y) limited, in the case of prepayments attributable to Net Proceeds of Foreign Subsidiaries, to the extent that the Borrower determines in good faith that repatriation of such Net Proceeds would result in material adverse Tax consequences or that such prepayments would be prohibited or restricted by applicable Requirement of Law; provided that, (i) the Borrower and its Subsidiaries shall use commercially reasonable efforts to eliminate such Tax consequences of repatriation and (ii) once the repatriation of any such funds is permitted under the applicable Requirement of Law and no longer results in material adverse Tax consequences, an amount equal to such funds will be promptly applied (net of additional taxes that would be payable or reserved against as a result of repatriating such amounts) to the prepayment of the Term Loans in accordance with this Section 2.11. Section 2.12 Fees. The Borrower agrees to pay the fees as set forth in the Fee Letter, to the persons, in the amounts and at the times specified therein. Notwithstanding the foregoing, the Borrower shall not be obligated to pay any amounts to any Defaulting Lender pursuant to this Section 2.12. Section 2.13 Interest. (a) The Term Loans comprising each Base Rate Borrowing shall bear interest at the Base Rate plus the Applicable Margin.

45 (b) The Term Loans comprising each Term SOFR Borrowing shall bear interest at Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Margin. (c) Notwithstanding the foregoing, if any principal of or interest on any Term Loan or any fees or other amounts payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall, following delivery of written notice from the Administrative Agent to the Borrower, bear interest, after as well as before judgment, at a rate per annum equal to 2% plus the rate otherwise applicable to such Term Loan as provided in the preceding clauses of this Section 2.13; provided, that this clause (c) shall not apply to any Event of Default that has been waived by the Lenders pursuant to Section 9.08. (d) Accrued interest on each Term Loan shall be payable in arrears (i) on each Interest Payment Date for such Term Loan and (ii) on the applicable Term Facility Maturity Date; provided, that (A) interest accrued pursuant to clause (c) of this Section 2.13 shall be payable on demand, (B) in the event of any repayment or prepayment of any Term Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (C) in the event of any conversion of any Term SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Term Loan shall be payable on the effective date of such conversion. (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Base Rate (including all Base Rate Loans) shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Base Rate or Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. (f) With respect to SOFR or Term SOFR, the Administrative Agent will have the right to, following consultation with the Borrower, make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendment implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. Section 2.14 Inability to Determine Rates; Successor Rates. (a) If in connection with any request for a Term SOFR Loan or a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Term SOFR Successor Rate has been determined in accordance with Section 2.14(b), and the circumstances under clause (i) of Section 2.14(b) or the Term SOFR Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that Term SOFR for any requested Interest Period with respect to a proposed Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended (to the extent of the affected Term

46 SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 2.14(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (ii) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period. (b) Replacement of Term SOFR or Term SOFR Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Term SOFR Scheduled Unavailability Date”); then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Term SOFR Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Term SOFR Successor Rate). If the Term SOFR Successor Rate is Daily Simple SOFR, all interest payments will be payable on a monthly basis.

47 Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 2.14(b)(i) or (ii) have occurred with respect to the Term SOFR Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Term SOFR Successor Rate in accordance with this Section 2.14 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a Term SOFR Successor Rate. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Term SOFR Successor Rate. Any Term SOFR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Term SOFR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Term SOFR Successor Rate as so determined would otherwise be less than 0.50%, the Term SOFR Successor Rate will be deemed to be 0.50% for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a Term SOFR Successor Rate, the Administrative Agent, in consultation with the Borrower, will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. For purposes of this Section 2.14, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders. Section 2.15 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender;

48 (ii) subject the Administrative Agent or any Lender to any Taxes (other than (i) Indemnified Taxes and Other Taxes indemnifiable under Section 2.17 or (ii) Excluded Taxes); or (iii) impose on any Lender any other condition affecting this Agreement or Term Loans made by such Lender or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Term Loan or of maintaining its obligation to make any such Term Loan or to reduce the amount of any sum received or receivable by such Lender under any Loan Document, whether of principal, interest or otherwise, then the Borrower will pay to the Administrative Agent or such Lender, as applicable, such additional amount or amounts as will compensate the Administrative Agent or such Lender, as applicable, for such additional costs incurred or reduction suffered. (b) If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Term Loans or Commitments made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in clause (a) or (b) of this Section 2.15 shall be delivered to the Borrower and shall be conclusive absent manifest error; provided, that any such certificate claiming amounts described in clause (x) or (y) of the definition of “Change in Law” shall, in addition, state the basis upon which such amount has been calculated and certify that it is the general policy of such Lender to impose applicable increased costs or costs in connection with capital adequacy requirements similar to those described in clauses (a) and (b) of this Section 2.15 generally on other similarly situated borrowers under similar circumstances under agreements permitting such impositions. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Promptly after any Lender has determined that it will make a request for increased compensation pursuant to this Section 2.15, such Lender shall notify the Borrower thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s right to demand such compensation; provided, that the Borrower shall not be required to compensate a Lender pursuant to this Section 2.15 for any increased costs or reductions incurred more than 120 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 120-day period referred to above shall be extended to include the period of retroactive effect thereof. Section 2.16 [Reserved]. Section 2.17 Taxes. (a) All payments made by or on behalf of any Loan Party under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes; provided, that if a Loan Party, the Administrative Agent or any other applicable

49 withholding agent shall be required by any applicable Requirement of Law to deduct or withhold any Taxes from such payments, then (i) the applicable withholding agent shall make such deductions or withholdings as are reasonably determined by the applicable withholding agent to be required by such applicable Requirement of Law, (ii) the applicable withholding agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority within the time allowed and in accordance with applicable Requirements of Law, and (iii) to the extent withholding or deduction is required to be made on account of Indemnified Taxes or Other Taxes, the sum payable by the Loan Party shall be increased as necessary so that after all required deductions and withholdings have been made (including deductions or withholdings applicable to additional sums payable under this Section 2.17) the Lender (or, in the case of payments made to the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deductions or withholdings been made. As soon as reasonably practicable after any payment of Taxes by any Loan Party or the Administrative Agent to a Governmental Authority as provided in this Section 2.17, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by applicable Requirements of Law to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be. (b) The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law or, where applicable, timely reimburse the Administrative Agent for the payment of any Other Taxes. (c) Without duplication of any additional amounts paid pursuant to Section 2.17(a)(iii) or any amounts paid pursuant to Section 2.17(b), the Borrower shall indemnify and hold harmless each Recipient within fifteen (15) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes imposed on such Recipient (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis and calculation of the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent (as applicable) on its own behalf or on behalf of a Lender shall be conclusive absent manifest error. (d) [Reserved]. (e) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to any payments under this Agreement shall deliver to the Borrower and the Administrative Agent, at the time(s) and in the manner(s) reasonably requested by the Borrower or the Administrative Agent, such information and/or properly completed and executed documentation reasonably requested by the Borrower or Administrative Agent as may permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Requirements of Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Without limiting the foregoing: (i) Each Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time upon the reasonable request of the Borrower or the

50 Administrative Agent) two properly completed and duly executed originals of IRS Form W-9 (or any successor form) certifying that such Lender is exempt from United States federal backup withholding Tax. (ii) Each Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), two properly completed and duly executed originals of whichever of the following is applicable: (1) in the case of a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) eligible for the benefits of an income tax treaty to which the United States is a party, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to such treaty; (2) IRS Form W-8ECI with respect to such Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, with respect to the person treated as its owner for U.S. federal income tax purposes); (3) in the case of a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) entitled to the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that no payment made under any Loan Document is effectively connected with the conduct of a U.S. trade or business by such Foreign Lender (a “U.S. Tax Compliance Certificate”) and (y) IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) is not the beneficial owner of such payments, IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-3 or Exhibit H-4, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided, that if the Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 on behalf of such direct and indirect partner(s). (iii) Any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Requirements of Law as

51 a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Requirements of Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; (iv) If a payment made to any Lender under this Agreement or any other Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Requirements of Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this Section 2.17(e)(iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (v) Each Lender (A) shall promptly notify the Borrower and the Administrative Agent of any change in circumstance which would modify or render invalid any claimed exemption or reduction, and (B) if any documentation it previously delivered pursuant to this Section 2.17(e) expires or becomes inaccurate in any respect, shall promptly (x) update such documentation or (y) notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so. (vi) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 2.17(e). (vii) Notwithstanding anything to the contrary in this Section 2.17(e), no Lender shall be required to provide any documentation that such Lender is not legally eligible to provide. (f) Each Administrative Agent that is a U.S. Person shall deliver to the Borrower two duly executed copies of IRS Form W-9, certifying that such Administrative Agent is exempt from U.S. federal backup withholding. Each Administrative Agent that is not a U.S. Person shall deliver to the Borrower (i) two duly executed copies of IRS Form W-8ECI with respect to any payments received on its own behalf and, (ii) with respect to any other payments it is to receive on behalf of Lenders, two properly completed and duly signed copies of IRS Form W-8IMY accompanied by all required supporting certificates and documentation. Notwithstanding anything to the contrary in this Section 2.17(f), no Administrative Agent shall be required to deliver any documentation that it is not legally eligible to deliver as a result of a Change in Law after the date hereof. (g) If any Lender or the Administrative Agent, as applicable, determines in good faith that it has received a refund or repayment (for the avoidance of doubt, whether such refund or repayment is received in cash or applied as a reduction or offset of other cash Taxes due to the taxing authority granting such refund or repayment) of an Indemnified Tax or Other Tax (each, a “Refund”) for which it has received a payment from a Loan Party pursuant to this Section 2.17, then the Lender or the Administrative Agent, as the case may be, shall reimburse the Loan Party for such amount (net of all reasonable out-of-pocket expenses (including Taxes) of such Lender or the Administrative Agent, as the case may be, and without interest other than any interest received thereon from the relevant Governmental

52 Authority with respect to such Refund) as the Lender or Administrative Agent, as the case may be, determines in good faith to be the portion of the Refund as will leave it, after such reimbursement, in no better or worse position (taking into account expenses (including Taxes) imposed on the Refund) than it would have been in if the Indemnified Tax or Other Tax giving rise to such Refund had not been imposed in the first instance and no amounts had been paid in respect thereof pursuant to this Section 2.17; provided, that the Loan Party, upon the request of the Lender or the Administrative Agent, agrees to repay the amount paid over to the Loan Party (plus any penalties, interest (solely with respect to the time period after such funds were paid over to any Loan Party pursuant to this Section 2.17(f), except to the extent that the refund was initially claimed at the written request of such Loan Party) or other charges imposed by the relevant Governmental Authority) to the Lender or the Administrative Agent in the event the Lender or the Administrative Agent is required to repay such Refund to such Governmental Authority. In such event, such Lender or the Administrative Agent, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such Refund received from the relevant Governmental Authority (provided, that such Lender or the Administrative Agent may delete any information therein that it reasonably deems confidential). No Lender nor the Administrative Agent shall be obliged to make available its Tax returns (or any other information relating to its Taxes that it reasonably deems confidential) to any Loan Party in connection with this clause (g) or any other provision of this Section 2.17. (h) The agreements in this Section 2.17 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the payment of the Term Loans and all other amounts payable under any Loan Document. Section 2.18 Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Sections 2.15, 2.16, 2.17, 2.21 or otherwise) prior to 2:00 p.m., New York City time (unless otherwise specified herein), on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account located in New York City designated to the Borrower by the Administrative Agent, except that payments pursuant to Section 2.15, 2.16, 2.17 and 9.05 shall be made directly to the persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof. Except as otherwise expressly provided herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments made under the Loan Documents shall be made in Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment. (b) Any proceeds of Collateral received by the Administrative Agent on account of the Obligations (whether as a result of any realization on the Collateral, any setoff rights, any distribution in connection with any proceedings or other action of any Loan Party in respect of Debtor Relief Laws or otherwise and whether received in cash or otherwise) (i) not constituting (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied on a pro

53 rata basis among the relevant Lenders under the Class of Term Loans being prepaid as specified by the Borrower) or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent or Collateral Agent so elects or the Required Lenders so direct, shall be applied, subject to the provisions of any applicable Intercreditor Agreement, ratably first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Administrative Agent, the Collateral Agent (and any agent appointed by it under a Security Document), including all costs and expenses incurred by the Collateral Agent in connection with the collection or sale of the Collateral, second, to pay any fees or expense reimbursements then due to the Lenders (in their capacities as such) from the Borrower, third, to pay interest (including post- petition interest, whether or not an allowed claim in any claim or proceeding under any Debtor Relief Laws) then due and payable on the Loans ratably, fourth to repay principal on the Term Loans, fifth, to the payment of any other Obligation due to any Secured Party and sixth to the Loan Parties, their successors or assigns, or as a court of competent jurisdiction may otherwise direct. (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of, or interest on, any of its Term Loans of a given Class resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Term Loans of such Class and accrued interest thereon than the proportion received by any other Lender entitled to receive the same proportion of such payment, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Term Loans of such Class of such other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the principal amount of each such Lender’s respective Term Loans of such Class and accrued interest thereon; provided, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, (ii) the provisions of this clause (c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Term Loans to any assignee or participant and (iii) nothing in this Section 2.18(c) shall be construed to limit the applicability of Section 2.18(b) in the circumstances where Section 2.18(b) is applicable in accordance with its terms. The Borrower consents to the foregoing and agree, to the extent each may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the relevant Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the relevant Lenders the amount due. (e) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.06 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.06) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in

54 immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06 or 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section; in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. (f) The obligations of the Lenders hereunder to make Term Loans and to make payments pursuant to Section 9.05(f) are several and not joint. The failure of any Lender to make any Term Loan, to fund any such participation or to make any payment under Section 9.05(f) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Term Loan, to purchase its participation or to make its payment under Section 9.05(f). (g) If any Lender makes available to the Administrative Agent funds for any Term Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Event set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. Section 2.19 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or mitigate the applicability of Section 2.20 or any event that gives rise to the operation of Section 2.20, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Term Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or Section 2.17, as applicable, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If (i) any Lender requests compensation under Section 2.15 or gives notice under Section 2.20 or (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental

55 Authority for the account of any Lender pursuant to Section 2.17, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require any such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under the Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, that (i) the Borrower shall have paid to the Administrative Agent the processing and recordation fee (if any) specified in Section 9.04(b)(ii)(C), (ii) the Borrower shall have received the prior written consent of the Administrative Agent, to the extent consent would be required under Section 9.04(b) for an assignment of Term Loans or Commitments, as applicable, which consent, in each case, shall not unreasonably be withheld, (iii) such Lender shall have received payment of an amount equal to the outstanding principal of its Term Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (iv) in the case of any such assignment resulting from a claim for compensation under Section 2.15, payments required to be made pursuant to Section 2.17 or a notice given under Section 2.20, such assignment will result in a reduction in such compensation or payments and (v) such assignment does not conflict with any applicable Requirement of Law. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. No action by or consent of the removed Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment by the Borrower, Administrative Agent, such removed Lender and the replacement Lender shall otherwise comply with Section 9.04, provided, that if such removed Lender does not comply with Section 9.04 within one Business Day after the Borrower’s request, compliance with Section 9.04 (but only on the part of the removed Lender) shall not be required to effect such assignment. (c) If any Lender (i) has failed to consent to a proposed amendment, waiver or consent which pursuant to the terms of Section 9.08 requires the consent of all of the Lenders affected and with respect to which the Required Lenders shall have granted their consent (such Lender, a “Non-Consenting Lender”), (ii) becomes a Defaulting Lender, or (iii) is affected in the manner described in Section 2.19(a) and as a result thereof any of the actions described in such Section is required to be taken (such Lender, an “Affected Lender”), then, in each case, the Borrower shall have the right (unless, in the case of any Non-Consenting Lender, such Non-Consenting Lender grants such consent) at their sole expense (including with respect to the processing and recordation fee referred to in Section 9.04(b)(ii)(C) to replace such Non-Consenting Lender, Defaulting Lender or Affected Lender, as applicable, by requiring such Non-Consenting Lender, Defaulting Lender or Affected Lender, as applicable, to (and any such Non-Consenting Lender, Defaulting Lender and Affected Lender, in each case, agrees that it shall, upon the Borrower’s request) assign its Term Loans and its Commitments (or, at the Borrower’s option, the Term Loans and Commitments under the Facility that is the subject of the proposed amendment, waiver or consent) hereunder to one or more assignees reasonably acceptable to the Administrative Agent (unless such assignee is a Lender, an Affiliate of a Lender or an Approved Fund); provided, that: (i) all Loan Obligations of the Borrower owing to such Non-Consenting Lender, Defaulting Lender or Affected Lender, as applicable, being replaced shall be paid in full in same day funds to such Non-Consenting Lender, Defaulting Lender or Affected Lender, as applicable, concurrently with such assignment, (ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender, Defaulting Lender or Affected Lender, as applicable, a price equal to the principal amount thereof plus accrued and unpaid interest thereon, (iii) the replacement Lender shall grant its consent with respect to the applicable proposed amendment, waiver or consent and (iv) such assignment does not conflict with any applicable Requirement of Law. No action by or consent of the Non-Consenting Lender, Defaulting Lender or Affected Lender, as applicable, shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any

56 such assignment by the Borrower, the Administrative Agent, such Non-Consenting Lender, Defaulting Lender or Affected Lender, as applicable, and the replacement Lender shall otherwise comply with Section 9.04; provided, that if such Non-Consenting Lender does not comply with Section 9.04 within one Business Day after the Borrower’s request, compliance with Section 9.04 (but only on the part of the Non-Consenting Lender, Defaulting Lender or Affected Lender, as applicable) shall not be required to effect such assignment. Section 2.20 Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund any Term SOFR Loans, or to determine or charge interest rates based upon Term SOFR, then, upon notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligations of such Lender to make or continue Term SOFR Loans or to convert Base Rate Borrowings to Term SOFR Borrowings shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), prepay all Term SOFR Borrowings of such Lender or, if applicable, convert all Term SOFR Borrowings of such Lender to Base Rate Borrowings (the interest rate on such Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Section 2.21 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Requirement of Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of Required Lenders, Section 9.08(b) and Section 9.08(d). (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.06 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Event of Default exists), to the funding of any Term Loan in respect of which such Defaulting Lender has failed to fund its

57 portion thereof as required by this Agreement, as determined by the Administrative Agent; third, to the payment of any amounts owing to the Borrower or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by the Borrower or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and fourth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Section 2.22 Extensions of Term Loans and Commitments. (a) Notwithstanding anything to the contrary in this Agreement, including Section 2.18(c) (which provisions shall not be applicable to this Section 2.22), pursuant to one or more offers made from time to time by the Borrower to all Lenders of any Class of Term Loans or any Class of Commitments, as applicable, on a pro rata basis (based, (x) in the case of an offer to the Lenders under any Class of Term Loans, on the aggregate outstanding Term Loans of such Class, and (y) in the case of an offer to the Lenders under any Class of Commitments, on the aggregate remaining amount of Commitments of such Class), and on the same terms to each such Lender (“Pro Rata Extension Offers”), the Borrower is hereby permitted to consummate transactions with individual Lenders that agree to such transactions from time to time to extend the maturity date of such Lender’s Term Loans of such Class, extend the termination date of such Lender’s Commitment of such Class, and to otherwise modify the terms of such Lender’s Term Loans of such Class or such Lender’s Commitments of such Class, in each case and as applicable, pursuant to the terms of the relevant Pro Rata Extension Offer (including, without limitation, increasing the interest rate or fees payable in respect of such Lender’s Term Loans, such Lender’s Commitments and/or modifying the amortization schedule in respect of such Lender’s Term Loans). For the avoidance of doubt, the reference to “on the same terms” in the preceding sentence shall mean, in the case of an offer to the Lenders under any Class of Term Loans or any Class of Commitments, as applicable, that all of the Term Loans or Commitments of such Class, as applicable, are offered to be extended for the same amount of time and that the interest rate changes and fees payable with respect to such extension are the same. Any such extension (an “Extension”) agreed to between the Borrower and any such Lender (an “Extending Lender”) will be established under this Agreement by implementing an Other Term Loan for such Lender if such Lender is extending an existing Term Loan (such extended Term Loan, an “Extended Term Loan”), or by implementing an Other Term Loan Commitment for such Lender if such Lender is extending an existing Commitment. Each Pro Rata Extension Offer shall specify the date on which the Borrower proposes that the Extended Term Loan shall be made or the Other Term Loan Commitment be made available, as applicable, which shall be a date not earlier than five (5) Business Days after the date on which notice is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its reasonable discretion). (b) The Borrower and each Extending Lender shall execute and deliver to the Administrative Agent an amendment to this Agreement (an “Extension Amendment”) and such other documentation as

58 the Administrative Agent shall reasonably specify to evidence the Extended Term Loans or Other Term Loan Commitments, as applicable, of such Extending Lender. Each Extension Amendment shall specify the terms of the applicable Extended Term Loans or Other Term Loan Commitments, as applicable; provided, that (i) except as to interest rates, fees and any other pricing terms, and amortization, final maturity date and participation in prepayments and commitment reductions (which shall, subject to clauses (ii) and (iii) of this proviso, be determined by the Borrower and set forth in the Pro Rata Extension Offer), the Extended Term Loans and the Other Term Loan Commitments, as applicable, shall have (x) the same terms as the existing Class of Term Loans or existing Class of Commitments, as applicable, from which they are extended or (y) such other terms as shall be reasonably satisfactory to the Administrative Agent, (ii) (I) the final maturity date of any Extended Term Loans shall be no earlier than the latest Term Facility Maturity Date in effect on the date of incurrence, and (II) the final termination date of any Other Term Loan Commitments shall be no earlier than the latest Termination Date in effect on the date of establishment and availability, (iii) the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Class of Term Loans to which such offer relates, (iv) [reserved], and (v) (I) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) than the Initial Term Loans in any mandatory prepayment hereunder, and (II) any Other Term Loan Commitments may participate on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) than the Initial Term Loan Commitments in any mandatory commitment reductions hereunder. Upon the effectiveness of any Extension Amendment, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Extended Term Loans or the Other Term Loan Commitments, as applicable, evidenced thereby as provided for in Section 9.08(e). Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto. (c) Upon the effectiveness of any such Extension, the applicable Extending Lender’s Term Loan or Other Term Loan Commitment, as applicable, will be automatically designated an Extended Term Loan or Other Term Loan Commitment, as applicable. For purposes of this Agreement and the other Loan Documents, if such Extending Lender is extending a Term Loan, such Extending Lender will be deemed to have an Other Term Loan having the terms of such Extended Term Loan. (d) Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including without limitation this Section 2.22), (i) no Extended Term Loan or Other Term Loan Commitment is required to be in any minimum amount or any minimum increment, (ii) any Extending Lender may extend all or any portion of its Term Loans or its Commitments pursuant to one or more Pro Rata Extension Offers (subject to applicable proration in the case of over participation) (including the extension of any Extended Term Loan or any Other Term Loan Commitment), (iii) there shall be no condition to any Extension of any Term Loan or any Commitment at any time or from time to time other than notice to the Administrative Agent of such Extension and the terms of the Extended Term Loan or Other Term Loan Commitment, as applicable, implemented thereby, (iv) all Extended Term Loans and all Other Term Loan Commitments and, in each case, all obligations in respect thereof, shall be Loan Obligations of the relevant Loan Parties under this Agreement and the other Loan Documents that rank equally and ratably in right of security with all other Obligations of the Class being extended and (v) there shall be no borrower (other than the Borrower) and no guarantors (other than the Guarantors) in respect of any such Extended Term Loans or Other Term Loan Commitments. (e) Each Extension shall be consummated pursuant to procedures set forth in the associated Pro Rata Extension Offer; provided, that the Borrower shall cooperate with the Administrative Agent prior to making any Pro Rata Extension Offer to establish reasonable procedures with respect to mechanical provisions relating to such Extension, including, without limitation, timing, rounding and other adjustments.

59 ARTICLE III Representations and Warranties On the Closing Date and the date of each Credit Event thereafter, as provided in Section 4.02, the Borrower represents and warrants to the Lenders that: Section 3.01 Organization; Powers. The Borrower and each of the Subsidiaries which is a Loan Party or a Material Subsidiary (a) is a limited liability company, corporation or other entity duly organized/incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization/incorporation (to the extent that each such concept exists in such jurisdiction), (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in each jurisdiction where such qualification is required, except in the case of clause (a) (other than with respect to the Borrower), clause (b), and clause (c), where the failure so to be or have, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder and (e) has the corporate capacity and authority to execute this Agreement and any other Communication through electronic means and there are no restrictions on doing so in its constitutive documents. Section 3.02 Authorization. The execution, delivery and performance by the Borrower and each of the Guarantors of each of the Loan Documents to which it is a party and the borrowings and other extensions of credit hereunder (a) have been duly authorized by all corporate, limited liability company or other organizational action required to be obtained by the Borrower and such Guarantors and (b) will not (i) violate (A) any provision of law, statute, rule or regulation applicable to the Borrower or any such Guarantor, (B) the certificate or articles of incorporation or other constitutional documents (including any limited liability company or operating agreements) or by-laws or articles of association of the Borrower, or any such Guarantor, (C) any applicable order of any court or any law, rule, regulation or order of any Governmental Authority applicable to the Borrower or any such Guarantor or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Borrower or any such Guarantor is a party or by which any of them or any of their property is or may be bound, (ii) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.02(b), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any such Guarantor, other than the Liens created by the Loan Documents and Permitted Liens. Section 3.03 Enforceability. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document when executed and delivered by the Borrower and each Guarantor that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against the Borrower and each such Guarantor in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, administration, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (c) implied covenants of good faith and fair dealing, and (d) the need for filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Collateral Agent.

60 Section 3.04 Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required for the execution, delivery or performance of each Loan Document to which the Borrower or any Guarantor is a party, except for (a) the filing of Uniform Commercial Code financing statements, (b) filings with the United States Patent and Trademark Office and the United States Copyright Office, (c) such as have been made or obtained and are in full force and effect, (d) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect and (e) filings or other actions listed on Schedule 3.04, recordation of the Mortgages and any other filings or registrations required to perfect Liens created by the Security Documents. Section 3.05 Financial Statements. The Borrower has heretofore furnished to the Lenders or filed with or furnished to the SEC (a) the audited consolidated balance sheets as of December 31, 2024 and the related statements of operations, comprehensive loss, changes in contingently redeemable convertible preferred stock and stockholders’ deficit and cash flows for the Borrower and its consolidated subsidiaries for the fiscal year ended on December 31, 2024 and (b) the unaudited consolidated balance sheets as of March 31, 2025, June 30, 2025 and September 30, 2025 and related statements of operations, changes in stockholders’ deficit and cash flows for the Borrower and its consolidated subsidiaries for the fiscal quarters ended on March 31, 2025, June 30, 2025 and September 30, 2025, in each case, including the notes thereto (collectively, the “Historical Financial Statements”). The Historical Financial Statements present fairly in all material respects the consolidated financial position of the Borrower and its consolidated subsidiaries as of the dates and for the periods referred to therein and the results of operations and cash flows for the periods then ended, and were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except, in the case of interim period financial statements, for the absence of notes and for normal year-end adjustments and except as otherwise noted therein. Section 3.06 No Material Adverse Effect. Except as disclosed in filings with the SEC, since December 31, 2024, there has been no event or circumstance that, individually or in the aggregate with other events or circumstances, has had or would reasonably be expected to have a Material Adverse Effect. Section 3.07 Title to Properties; Possession Under Leases; Flood Documentation. (a) Each of the Borrower and the Subsidiaries has valid title in fee simple or equivalent to, or valid leasehold interests in, or easements or other limited property interests in, or otherwise has the right to use, all its real property and has valid title to its personal property and assets, in each case, subject to Permitted Liens and except for defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and except where the failures to have such title or interest would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such properties and assets are free and clear of Liens, other than Permitted Liens or Liens arising by operation of law, subject to the provisions of the immediately preceding sentence. (b) As to all improved Material Real Property which is subject to a Mortgage, (i) the Collateral Agent has received the Flood Documentation with respect to such Material Real Property on or prior to the granting of such Mortgage thereon, (ii) all flood hazard insurance policies required pursuant to Section 5.02(b) with respect to any such Material Real Property have been obtained and remain in full force and effect to the extent required by such Section, and (iii) except to the extent that the Borrower has previously given written notice thereof to the Collateral Agent, there has been, to the Borrower’s knowledge, no redesignation of any Material Real Property subject to a Mortgage into Special Flood Hazard Area.

61 (c) Schedule 1.01(B) hereto sets forth a complete list of Material Real Properties (other than any Material Real Property that constitutes Excluded Property) as of the Closing Date. Section 3.08 Subsidiaries. (a) Schedule 3.08(a) sets forth as of the Closing Date the name and jurisdiction of incorporation, formation or organization of each subsidiary of the Borrower and, as to each such subsidiary, the percentage of each class of Equity Interests owned by the Borrower or by any such subsidiary. (b) As of the Closing Date, after giving effect to the Transactions, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors (or entities controlled by directors) and shares held by directors (or entities controlled by directors)) relating to any Equity Interests of the Borrower or any of the Subsidiaries, except as set forth on Schedule 3.08(b). Section 3.09 Litigation; Compliance with Law. (a) There are no actions, suits, proceedings or investigations at law or in equity or by or on behalf of any Governmental Authority or in arbitration now pending, or, to the knowledge of the Borrower, threatened in writing against the Borrower or any of the Subsidiaries or any business, property or rights of any such person (i) that involve any Loan Document or (ii) that are reasonably likely to be adversely determined and, if adversely determined, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect except for any action, suit or proceeding at law or in equity or by or on behalf of any Governmental Authority or in arbitration which has been disclosed on Form 10-K or Form 10-Q. (b) None of the Borrower, the Subsidiaries and their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any law, rule or regulation (including any zoning, building, ordinance, code or approval or any building permit, but excluding any Environmental Laws, which are the subject of Section 3.15) or any restriction of record or indenture, agreement or instrument affecting any Real Property, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.10 Investment Company Act. None of the Borrower and the other Loan Parties is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Section 3.11 Use of Proceeds. The Borrower will use the proceeds of the Initial Term Loans solely (a) for general corporate purposes related to the development of Data Center Assets, including, but not limited to, equipment purchases and deposits, energy and commodity deposits, real property acquisition costs and deposits, and pre-development costs (but excluding, for the avoidance of doubt, the repayment of any Indebtedness or the making of any dividends or other distributions in respect of the Equity Interests of the Borrower or any Subsidiary of the Borrower) and (b) to pay fees and expenses in connection with the transactions described in clause (a) above and in connection with the Transactions. Section 3.12 Tax. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect,

62 (a) The Borrower and each of the Subsidiaries has filed or caused to be filed all U.S. federal, state, local and non-U.S. Tax returns required to have been filed by it (including in its capacity as withholding agent) and each such Tax return is true and correct; (b) The Borrower and each of the Subsidiaries has timely paid or caused to be timely paid (taking into account applicable extensions) all Taxes shown to have been due and payable by it on the returns referred to in clause (a) and all other Taxes or assessments (or made adequate provision (in accordance with GAAP) for the payment of all Taxes due), including in each case in its capacity as withholding agent, except Taxes or assessments for which the Borrower or any of the Subsidiaries (as the case may be) has set aside on its books adequate reserves in accordance with GAAP and the amount thereof is being contested in good faith by appropriate proceedings; and (c) As of the Closing Date, with respect to the Borrower and each of the Subsidiaries, there are no claims being asserted in writing with respect to any Taxes. Section 3.13 No Material Misstatements. (a) All written information (other than forward looking information and information of a general economic or industry specific nature) (the “Information”) concerning the Borrower, the Subsidiaries, the Transactions or any other transactions contemplated hereby prepared by or on behalf of the foregoing or their representatives and made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby, when taken as a whole (and after giving effect to all supplements and updates thereto and taking into account the Borrower’s public filings with the SEC), was true and correct in all material respects, as of the date such Information was furnished to the Lenders (and as of the Closing Date, with respect to Information provided prior thereto) and did not, taken as a whole, contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made (giving effect to all supplements and updates provided thereto). (b) The forward looking information prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date thereof (it being understood that such forward looking information are as to future events and are not to be viewed as facts, such forward looking information are subject to significant uncertainties and contingencies and that actual results during the period or periods covered by any such forward looking information may differ significantly from the projected results, and that no assurance can be given that the projected results will be realized). Section 3.14 Employee Benefit Plans. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) no Reportable Event has occurred during the past five years as to which the Borrower, any of its Subsidiaries or any ERISA Affiliate was required to file a report with the PBGC; (b) no ERISA Event has occurred or is reasonably expected to occur; and (c) none of the Borrower, the Subsidiaries or any of their ERISA Affiliates has received any written notification that any Multiemployer Plan has been terminated within the meaning of Title IV of ERISA. Section 3.15 Federal Reserve Regulations. No part of the proceeds of any Term Loans will be used by the Borrower and its Subsidiaries in any manner that would result in a violation of Regulation T, Regulation U or Regulation X.

63 Section 3.16 Environmental Matters. Except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) no written notice, request for information, order, complaint or penalty has been received by the Borrower or any of its Subsidiaries, and there are no judicial, administrative or other actions, suits or proceedings pending or, to the Borrower’s knowledge, threatened which allege a violation of or liability under any Environmental Laws, in each case relating to the Borrower or any of its Subsidiaries, (b) each of the Borrower and its Subsidiaries has all environmental permits, licenses, concessions, authorizations and other approvals necessary for its operations to comply with all Environmental Laws (“Environmental Permits”) and is, and in the prior eighteen (18) month period, has been, in compliance with the terms of such Environmental Permits and with all other Environmental Laws, (c) except as set forth on Schedule 3.16, no Hazardous Material is located at, on or under any property currently owned, operated or leased by the Borrower or any of its Subsidiaries that would reasonably be expected to give rise to any cost, liability or obligation of the Borrower or any of its Subsidiaries under any Environmental Laws or Environmental Permits, and no Hazardous Material has been generated, used, treated, stored, handled, disposed of or controlled, transported or released by Borrower or any of its Subsidiaries at any location in a manner that would reasonably be expected to give rise to any cost, liability or obligation of the Borrower or any of its Subsidiaries under any Environmental Laws or Environmental Permits, (d) there are no agreements in which the Borrower or any of its Subsidiaries has expressly assumed or undertaken responsibility for any known or reasonably likely liability or obligation of any other person arising under or relating to Environmental Laws, and (e) there has been no written environmental assessment or audit conducted (other than customary assessments not revealing anything that would reasonably be expected to result in a Material Adverse Effect), by or on behalf of the Borrower or any of the Subsidiaries of any property currently owned, operated or leased by the Borrower or any of the Subsidiaries that has not been made available to the Administrative Agent prior to the Closing Date. Section 3.17 Security Documents. (a) Each Security Document is effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. As of the Closing Date, in the case of the Pledged Equity described in the Collateral Agreement, when certificates representing such Pledged Equity and required to be delivered under the Collateral Agreement are delivered in accordance with the terms thereof to the Collateral Agent, and in the case of the other Collateral described in the Collateral Agreement (other than the Intellectual Property), when financing statements are filed in the proper filing offices, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien (subject to all Permitted Liens) on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and, subject to Section 9-315 of the New York Uniform Commercial Code, the proceeds thereof, as security for the Obligations to the extent perfection can be obtained by filing Uniform Commercial Code financing statements or, in the case of the Pledged Equity, possession. (b) When the Collateral Agreement or an ancillary document thereunder is properly filed and recorded in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in clause (a) above, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in the United States Intellectual Property included in the Collateral listed in such ancillary document (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on material registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the Closing Date).

64 (c) The Mortgages executed and delivered after the Closing Date pursuant to Section 5.10 or Section 5.11, shall be effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) or, if so contemplated by the respective Mortgage, the Collateral Agent and the other Secured Parties, legal, valid and enforceable Liens on all of the Loan Parties’ rights, titles and interests in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgages are validly filed, registered or recorded in the proper real estate filing, registration or recording offices and any other required registrations have been validly completed by or on behalf of the Collateral Agent, and all relevant mortgage Taxes and recording and registration charges are duly paid, the Collateral Agent (for the benefit of the Secured Parties) shall have valid Liens with record or registered notice to third parties on, and security interests in, all rights, titles and interests of the Loan Parties in such Mortgaged Property and, to the extent applicable, subject to Section 9-315 of the Uniform Commercial Code, the proceeds thereof. (d) Notwithstanding anything herein (including this Section 3.17) or in any other Loan Document to the contrary, no Borrower or any other Loan Party makes any representation or warranty as to the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign law. Section 3.18 Solvency. Immediately after giving effect to the Transactions on the Closing Date and the making of each Term Loan on the date of each Credit Event and the application of the proceeds of such Term Loans, (i) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of the Borrower and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. For purposes of the foregoing, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. Section 3.19 Labor Matters. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes pending or, to the knowledge of the Borrower and its Subsidiaries, threatened against the Borrower or any of the Subsidiaries; (b) the hours worked and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters; and (c) all payments due from the Borrower or any of the Subsidiaries or for which any claim may be made against the Borrower or any of the Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the Borrower or such Subsidiary to the extent required by GAAP. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, the consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any material collective bargaining agreement to which the Borrower or any of the Subsidiaries (or any predecessor) is a party or by which the Borrower or any of the Subsidiaries (or any predecessor) is bound. Section 3.20 Insurance. Schedule 3.20 sets forth a true, complete and correct description, in all material respects, of all material insurance (excluding any title insurance) maintained by or on behalf

65 of the Borrower or the Subsidiaries as of the Closing Date. As of such date, such insurance is in full force and effect. Section 3.21 Intellectual Property; Licenses, Etc. Except as would not reasonably be expected to have a Material Adverse Effect or as set forth in Schedule 3.21, (a) the Borrower and each of its Subsidiaries owns, or possesses the right to use, all Intellectual Property that is used or held for use or is otherwise reasonably necessary in the operation of their respective businesses (provided that this representation and warranty shall not be construed as a representation and warranty that the operation of the Borrower’s, and each of its Subsidiaries’, businesses do not infringe, misappropriate or violate the Intellectual Property of any person, the sole representation and warranty in respect of which is set out in the following clause (b)), (b) to the knowledge of the Borrower, the operation of the Borrower’s, and each of its Subsidiaries’, businesses is not interfering with, infringing upon, misappropriating or otherwise violating Intellectual Property of any other person, and (c) (i) no claim or litigation regarding any of the Intellectual Property owned by the Borrower and its Subsidiaries is pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries and (ii) to the knowledge of the Borrower, no claim or litigation regarding any other Intellectual Property described in the foregoing clauses (a) and (b) is pending or threatened against the Borrower or any of its Subsidiaries. Section 3.22 USA PATRIOT Act. Except as would not reasonably be expected to have a Material Adverse Effect, the Borrower and each of its Subsidiaries is in compliance with the USA PATRIOT Act. Section 3.23 Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions. Neither the Borrower nor any Subsidiary of the Borrower or, to the knowledge of the Borrower, any director, officer, agent, employee or affiliate of the Borrower or any of its Subsidiaries that, in each such case, is acting or benefitting in any capacity in connection with the Term Loans, (i) is currently the subject of any Sanctions or (ii) is located, organized/incorporated or residing in any Designated Jurisdiction. Neither the Borrower nor any Subsidiary of the Borrower will, directly or, to its knowledge, indirectly, use or lend, contribute, provide or otherwise make available the proceeds of any extension of credit made pursuant to the terms of this Agreement to any Subsidiary, joint venture partner, or other person, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Anti-Corruption Laws, (b) to fund any activity or business in, of or with, any Designated Jurisdiction or to fund any activity or business of or with any person located, organized/incorporated or residing in any Designated Jurisdiction or who is 50% or more owned by one or more persons who are, listed in any Sanctions-related list of designated persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union or His Majesty’s Treasury, or (c) in a manner that will result in any violation by the Borrower or any Subsidiary of the Borrower of Sanctions. Section 3.24 Affected Financial Institutions. No Loan Party is an Affected Financial Institution. Section 3.25 Beneficial Ownership Certificate. As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

66 Section 3.26 Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a ‘covered foreign person’ as that term is used in the Outbound Investment Rules, nor currently has any intention to become a “covered foreign person”. ARTICLE IV Conditions of Lending Section 4.01 Closing Date. The effectiveness of this Agreement and each Lender’s Initial Term Loan Commitment is subject to the satisfaction (or waiver in accordance with Section 9.08) of the following conditions: (a) The Administrative Agent (or its counsel) shall have received from each Loan Party party thereto a counterpart duly executed on behalf of such Loan Party (or written evidence reasonably satisfactory to the Administrative Agent (which may be delivered by electronic transmission, including as “pdf” files transmitted by electronic mail) that such party has executed a counterpart) of (i) this Agreement, (ii) the Collateral Agreement, and (iii) the Guarantee Agreement; (b) The representations and warranties of the Loan Parties set forth in (i) Article III of this Agreement or (ii) any other Loan Document specified in Section 4.01(a) and executed and delivered by a Loan Party on the Closing Date shall be true and correct in all material respects on and as of the Closing Date (after giving effect to the Transactions that occur on the Closing Date); provided, that to the extent such representations and warranties specifically relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on the Closing Date or such earlier date, as applicable; (c) No Default or Event of Default shall have occurred or be continuing, or would result from the consummation of the Transactions that occur, on the Closing Date; (d) The Administrative Agent (or its counsel) shall have received a certificate (or certificates) of the Secretary or Assistant Secretary or similar officer of each Loan Party, dated the Closing Date, and certifying, to the extent applicable: (i) that attached thereto is a true and complete copy of the certificate or articles of incorporation, certificate of formation or other equivalent constituent or constitutional and governing documents, including all amendments thereto, of such Loan Party certified as of a recent date by the applicable Secretary of State (or other relevant or similar official or Governmental Authority) of the jurisdiction of its organization or incorporation or by the Secretary or Assistant Secretary or similar officer of such Loan Party or other person duly authorized by the constituent or constitutional documents of such Loan Party; (ii) that attached thereto is a true and complete copy of a certificate as to the good standing (or similar certification) of the Borrower or such Guarantor, as applicable (to the extent that such concept exists in such jurisdiction), as of a recent date from the applicable Secretary of State (or other relevant similar official or Governmental Authority); (iii) that attached thereto is a true and complete copy of the by-laws, limited liability company agreement or other equivalent constituent or constitutional and governing documents, if

67 any, of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in the following clause (iv); (iv) that attached thereto is a true and complete copy of resolutions or meeting minutes (or certificates thereof) duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of each of the Loan Documents to which such person is a party on the Closing Date and that such resolutions or meeting minutes have not been modified, rescinded or amended and are in full force and effect on the Closing Date; and (v) as to the incumbency and specimen signature of each officer or authorized signatory executing this Agreement or any other Loan Document delivered in connection herewith on the Closing Date on behalf of such Loan Party; (e) The Administrative Agent (or its counsel) shall have received, on behalf of itself and the Lenders, customary written opinions in form and substance reasonably satisfactory to the Administrative Agent of (i) Cooley LLP, as counsel for the Borrower and the Guarantors, (ii) Alston & Bird LLP, as North Carolina counsel for American Property Acquisitions I, LLC and (iii) Alston & Bird LLP , as Georgia counsel for American Property Acquisitions VII, LLC in each case (A) dated the Closing Date, and (B) addressed to the Administrative Agent and the Lenders on the Closing Date; (f) The Administrative Agent (or its counsel) shall have received a solvency certificate, dated the Closing Date, substantially in the form of Exhibit C and signed by a Financial Officer, relating to the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Transactions to occur on the Closing Date; (g) Subject to the limitations and exceptions of this Agreement, including, without limitation, the provisions of the Collateral and Guarantee Requirement, Section 5.11 and the last two paragraphs of this Section 5.10, any applicable limitation in any Security Document, the Collateral and Guarantee Requirement shall be satisfied on and as of the Closing Date; (h) the Administrative Agent and the Lenders (as requested through the Administrative Agent) shall have received at least three (3) Business Days prior to the Closing Date (i) all documentation and other information required with respect to the Borrower by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, and (ii) a Beneficial Ownership Certification in relation to any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, in each case, to the extent requested in writing at least ten (10) Business Days prior to the Closing Date; (i) The Administrative Agent (or its counsel) shall have received a certificate of a Responsible Officer of the Borrower, dated the Closing Date, certifying compliance with the conditions in clauses (b) and (c) above; (j) The Administrative Agent shall have received, as to each Loan Party, the results of customary lien searches including a search of the Uniform Commercial Code and Tax and judgment searches and searches from the United States Patent and Trademark Office and United States Copyright Office; and (k) The Administrative Agent shall have received a consolidated annual budget for the Borrower’s fiscal year ended December 31, 2026 consisting of a projected consolidated balance sheet of

68 the Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of projected cash flow and projected income. (l) The Agents and Arranger, as applicable, shall have received all fees due and payable thereto or to any Lender on or prior to the Closing Date and, to the extent invoiced at least three (3) Business Days prior to the Closing Date, the Borrower shall have reimbursed or paid (or caused the reimbursement or payment) of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent and the Arranger), in each case, required to be reimbursed or paid by the Loan Parties hereunder under this Agreement. Section 4.02 Each Credit Event. Each Credit Event and any credit extension pursuant to Section 2.22 is subject to the satisfaction (or waiver in accordance with Section 9.08) of the following conditions on the date of such Credit Event (other than clause (f) below, which shall be satisfied or waived in accordance with Section 9.08 only with respect to the first Credit Event on or after the Closing Date): (a) The Administrative Agent shall have received a Borrowing Request as required by Section 2.03; (b) The applicable representations and warranties of each Loan Party which is a party to any Loan Document on the date of such Credit Event which are contained in (i) Article III of this Agreement or (ii) any other Loan Document in effect on the date of such Credit Event shall be true and correct in all material respects on and as of the date of such Credit Event; provided, that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such date of such Credit Event or such earlier date, as applicable; (c) At the time of and immediately after such Credit Event no Event of Default or Default shall have occurred and be continuing; (d) The Agents and Arranger, as applicable, shall have received all fees due and payable thereto or to any Lender on or prior to the date of such Credit Event and, to the extent invoiced at least three (3) Business Days prior to the date of such Credit Event, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent and the Arranger), in each case, required to be reimbursed or paid by the Loan Parties hereunder under this Agreement on or prior to the date of such Credit Event; (e) The Administrative Agent shall have received the financial statements for the fiscal year ended December 31, 2025 required to be delivered pursuant to Section 5.04(a); (f) The Administrative Agent shall have received from Marcum LLP, a draft “comfort” letter in accordance with the Public Company Accounting Oversight Board’s AS 6101 and in form and substance reasonably satisfactory to the Administrative Agent, with respect to the consolidated financial statements of the Borrower and its subsidiaries for the fiscal year ended December 31, 2024 that would be included and/or incorporated by reference in any offering memorandum, prospectus or private placement memorandum of the Borrower or an Affiliate of the Borrower in connection with an issuance of securities;

69 (g) Written confirmation from Marcum LLP that it would be able to issue and deliver to the Administrative Agent (or an Affiliate thereof) the “comfort” letter referenced in clause (f) above upon the pricing of an offering of securities by the Borrower or its Affiliate, subject to receipt of customary representation letters and underwriting or purchase agreements; and (h) The Borrower shall be in compliance with all reporting obligations of the SEC pursuant to the Securities Act and the Exchange Act, and no order suspending the effectiveness of the Borrower’s registration statement on Form S-4 shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending or threatened before the SEC. ARTICLE V Affirmative Covenants The Borrower covenants and agrees with each Lender that from and after the Closing Date until the Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause each of the Subsidiaries, as applicable, to: Section 5.01 Existence; Business and Properties. (a) Do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence, except (i) in the case of a Subsidiary of the Borrower, where the failure to do so would not reasonably be expected to have a Material Adverse Effect, (ii) as otherwise permitted under Section 6.05, and (iii) for the liquidation or dissolution of Subsidiaries if the assets of such Subsidiaries to the extent they exceed estimated liabilities are acquired by the Borrower or a Wholly Owned Subsidiary of the Borrower in such liquidation or dissolution; provided, that (x) Guarantors may not be liquidated into Subsidiaries that are not Loan Parties, and (y) U.S. Subsidiaries may not be liquidated into Foreign Subsidiaries (except in each case as permitted under Section 6.05). (b) Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, do or cause to be done all things necessary to except with respect to Intellectual Property, which is addressed in clause (c) below, (i) lawfully obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, licenses and rights with respect thereto used in the conduct of its business, and (ii) at all times maintain, protect and preserve all property reasonably necessary to the normal conduct of its business and keep such property in good repair, working order and condition (ordinary wear and tear excepted), from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto reasonably necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as permitted by this Agreement). (c) Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, take all steps reasonably necessary to preserve, prosecute, maintain, renew, extend, protect, enforce and keep in full force and effect the Intellectual Property which is owned by the Borrower or its Subsidiaries, to the extent used or held for use in the conduct of its business. Section 5.02 Insurance. (a) Maintain, with financially sound and reputable insurance companies, insurance (subject to customary deductibles and retentions) in such amounts and against such risks as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the

70 same or similar locations, and, subject in all respects to the proviso at the end of this sentence, use commercially reasonable efforts to cause the Collateral Agent to be listed as a co-insured or co-loss payee, on property and casualty policies with respect to tangible personal property and assets constituting Collateral and as an additional or co-insured on all general liability policies (excluding any business interruption insurance policy, any workers’ compensation policy, any employee liability policy or any representation and warranty insurance policy)); provided that the compliance with the foregoing sentence on the Closing Date shall be determined in accordance with Section 5.11 (including with respect to the time periods set forth therein or on Schedule 5.11). Notwithstanding the foregoing, the Borrower and the Subsidiaries may (i) maintain all such insurance with any combination of primary and excess insurance, (ii) maintain any or all such insurance pursuant to master or so-called “blanket policies” insuring any or all Collateral and/or other Real Property which does not constitute Collateral (and in such event the co- payee endorsement shall be limited or otherwise modified accordingly), and/or (iii) self-insure with respect to such risks with respect to which companies of established reputation engaged in the same general line of business in the same general area usually self-insure. (b) Prior to the delivery of the applicable Mortgage, if any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area (each, a “Special Flood Hazard Area”) with respect to which flood insurance has been made available under the Flood Insurance Laws (as now or hereafter in effect or successor act thereto), (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the Collateral Agent. (c) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that: (i) the Administrative Agent, the Collateral Agent, the Lenders and their respective agents or employees shall not be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) the Loan Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Administrative Agent, the Collateral Agent, the Lenders or their agents or employees. If, however, the insurance policies, as a matter of the internal policy of such insurer, do not provide waiver of subrogation rights against such parties, as required above, then the Borrower, on behalf of itself and each of the Subsidiaries, hereby agrees, to the extent permitted by law, to waive, and further agrees to cause each of its Subsidiaries to waive, its right of recovery, if any, against the Administrative Agent, the Collateral Agent, the Lenders and their agents and employees, including renewals of insurance as requested by the Collateral Agent; (ii) the designation of any form, type or amount of insurance coverage by the Collateral Agent (including acting in the capacity as the Collateral Agent) under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of the Borrower and the Subsidiaries or the protection of their properties; and (iii) the amount and type of insurance that the Borrower and its Subsidiaries have in effect as of the Closing Date and the certificates and endorsements, if any, listing the Collateral Agent as a co-insured, co-loss payee or additional insured, as the case may be, satisfy for all purposes the requirements of this Section 5.02.

71 Section 5.03 Taxes. Pay its obligations in respect of all Tax liabilities, assessments and governmental charges (including in its capacity as a withholding agent), before the same shall become delinquent or in default, except where (i) the Borrower or a Subsidiary thereof has set aside on its books adequate reserves therefor in accordance with GAAP and the amount thereof is being contested in good faith by appropriate proceedings or (ii) the failure to make payment would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Section 5.04 Financial Statements, Reports, Etc. Furnish to the Administrative Agent (which will promptly furnish such information to the Lenders): (a) within 90 days after the end of each fiscal year, commencing with the fiscal year ended December 31, 2025, a consolidated balance sheet and related statements of operations, cash flows and changes in contingently redeemable convertible preferred stock and stockholders’ deficit showing the financial position of the Borrower and its Subsidiaries as of the close of such fiscal year and the consolidated results of their operations during such year and setting forth in comparative form the corresponding figures for the prior fiscal year, which consolidated balance sheet and related statements of operations, cash flows and changes in contingently redeemable convertible preferred stock and stockholders’ deficit shall be accompanied by customary management’s discussion and analysis and audited by independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which opinion shall not be qualified as to scope of audit or as to the status of the Borrower or any Material Subsidiary as a going concern, other than solely with respect to, or resulting solely from, (x) an upcoming maturity date under any material Indebtedness occurring within one year from the time such opinion is delivered or (y) any potential inability to satisfy any financial maintenance covenant included in any Indebtedness of the Borrower or any Subsidiary on a future date or in a future period) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (it being understood that the delivery by the Borrower of annual reports on Form 10-K of the Borrower and its consolidated Subsidiaries shall satisfy the requirements of this Section 5.04(a) to the extent such annual reports include the information specified herein and are delivered within the time period specified above); provided that such consolidated financial statements shall be in a form customarily delivered in connection with offering of “high yield” debt securities or equity securities that would allow independent public accountants of recognized national standing to provide customary “comfort” letters; (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the first fiscal quarter ending after the Closing Date), a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal quarter, and consolidated statement of operations of the Borrower and its Subsidiaries for such fiscal quarter and the then-elapsed portion of the fiscal year, and consolidated statements of changes in stockholders’ deficit and cash flows for the then- elapsed portion of the fiscal year, in each case setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, all of which shall be in reasonable detail, which consolidated balance sheet and related statements of operations and cash flows shall be accompanied by customary management’s discussion and analysis and which consolidated balance sheet and related statements of operations and cash flows shall be certified by a Financial Officer of the Borrower on behalf of the Borrower as fairly presenting, in all material respects, the financial position and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes) (it being understood that the delivery by the Borrower of quarterly reports on Form 10-Q of the Borrower and its consolidated Subsidiaries shall satisfy the requirements of this Section 5.04(b) to the extent such quarterly reports include the information specified herein and are delivered within the time period specified above);

72 (c) concurrently with any delivery of financial statements under clause (a) and (b) above, a certificate of a Financial Officer of the Borrower certifying that no Event of Default or Default has occurred since the date of the last certificate delivered pursuant to this Section 5.04(c) (or since the Closing Date in the case of the first such certificate) or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto; (d) promptly after the same become publicly available, copies of all periodic and other publicly available reports, proxy statements and, to the extent requested by the Administrative Agent, other materials filed by the Borrower or any of the Subsidiaries with the SEC, or distributed to its stockholders or shareholders generally, as applicable; provided, however, that such reports, proxy statements, filings and other materials required to be delivered pursuant to this clause (d) shall be deemed delivered for purposes of this Agreement when posted to the website of the Borrower or the website of the SEC; (e) [reserved]; (f) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation; and (g) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any of the Subsidiaries, or compliance with the terms of any Loan Document as in each case the Administrative Agent may reasonably request (for itself or on behalf of any Lender). The Borrower acknowledges and agrees that all financial statements furnished pursuant to paragraphs (a), (b) and (d) above are hereby deemed to be Borrower Materials suitable for distribution, and to be made available, to Public Lenders as contemplated by Section 9.17 and may be treated by the Administrative Agent and the Lenders as if the same had been marked “PUBLIC” in accordance with such paragraph (unless the Borrower otherwise notifies the Administrative Agent in writing on or prior to delivery thereof). Notwithstanding anything in this Agreement (including, but not limited to, this Section 5.04, and Sections 5.05 and 5.07) to the contrary, no Secured Party shall be entitled to receive, and neither the Borrower nor any of its Subsidiaries shall be required to disclose, provide or deliver, (x) any documents or information (i) that would result in a loss by the Borrower or any of its Subsidiaries of attorney-client privilege or claim of attorney work product, (ii) that would result in disclosure of any information related to the equityholders of the Borrower or the arrangements among such equityholders or other sensitive or proprietary information (including non-financial trade secrets and non-financial proprietary information) related to the business of the Borrower or any of its Subsidiaries or (iii) to the extent the disclosure thereof would violate any laws, rules or regulations applicable to, or any confidentiality obligation binding on, the Borrower or its Subsidiaries and (y) any information contained in any document to the extent such information pertains to the Borrower’s strategy with respect to this Agreement or the Term Loans. Section 5.05 Litigation and Other Notices. Furnish to the Administrative Agent (which will promptly thereafter furnish to the Lenders) written notice of the following promptly after any Responsible Officer of the Borrower obtains actual knowledge thereof:

73 (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto; (b) the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against the Borrower or any of the Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect; (c) any other development specific to the Borrower or any of the Subsidiaries that is not a matter of general public knowledge and that has had, or would reasonably be expected to have, a Material Adverse Effect; and (d) the occurrence of any ERISA Event that, together with all other ERISA Events that have occurred, would reasonably be expected to have a Material Adverse Effect. Each notice delivered under this Section 5.05 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Section 5.06 Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; provided, that this Section 5.06 shall not apply to Environmental Laws, which are the subject of Section 5.09, or to laws related to Taxes, which are the subject of Section 5.03. The Borrower will implement and maintain in effect and enforce policies and procedures reasonably designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions. Section 5.07 Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender to visit and inspect the financial records and the properties of the Borrower or any of the Subsidiaries at reasonable times, upon reasonable prior notice to the Borrower, and to make extracts from and copies of such financial records, and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender upon reasonable prior notice to the Borrower to discuss the affairs, finances and condition of the Borrower or any of the Subsidiaries with the officers thereof and independent accountants therefor, in each case, subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract; provided, however, (i) representatives of the Borrower may be present during any such visits, discussions and inspections, and (ii) any visit or inspection permitted by this Section 5.07 shall be limited to once per twelve (12) month period in the absence of the occurrence and continuance of an Event of Default. Section 5.08 Use of Proceeds. Use the proceeds of the Term Loans made in the manner contemplated by Section 3.11. Section 5.09 Compliance with Environmental Laws. Comply, and make reasonable efforts to cause all lessees and other persons occupying its properties to comply, with all applicable Environmental Laws; and obtain and renew all required Environmental Permits, except, in each case with respect to this Section 5.09, to the extent the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

74 Section 5.10 Further Assurances; Additional Guarantors; Additional Security. Subject to the limitations and exceptions of this Agreement, including, without limitation, the provisions of the Collateral and Guarantee Requirement, Section 5.11 and the last two paragraphs of this Section 5.10, any applicable limitation in any Security Document, and the terms and provisions of any Intercreditor Agreement: (a) Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required by the Security Documents or that the Collateral Agent may reasonably request (including, without limitation, those required by applicable law), to satisfy the Collateral and Guarantee Requirement and to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties and provide to the Collateral Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Collateral Agent as to the perfection of the Liens created or intended to be created by the Security Documents. (b) If any asset (other than Real Property, for which Section 5.10(c) shall apply) is acquired by any Loan Party (including, without limitation, any acquisition pursuant to a Division) or any asset is acquired pursuant to any Permitted Acquisition, in each case, after the Closing Date or owned by an entity at the time it becomes a Guarantor (in each case other than (x) assets constituting Collateral under a Security Document that automatically become subject to the Lien of such Security Document upon acquisition thereof, (y) assets constituting Excluded Property and (z) assets (other than Equity Interests) owned thereby and located outside of the United States), such Loan Party will cause such asset to be subjected to a Lien (subject to any Permitted Liens) securing the Obligations by, and take, and cause the Guarantors to take, such actions as shall be reasonably requested by the Collateral Agent to satisfy the Collateral and Guarantee Requirement to be satisfied with respect to such asset, including actions described in clause (a) of this Section 5.10, all at the expense of the Loan Parties, subject to the penultimate paragraph of this Section 5.10. (c) If any Material Real Property is acquired or leased by a Loan Party after the Closing Date or if any entity owns or leases Material Real Property at the time it becomes a Guarantor after the Closing Date, the applicable Loan Party shall grant to the Collateral Agent security interests in, and Mortgages on, such Material Real Property (other than Excluded Property), within ninety (90) days after the later of (x) the date of the first Credit Event, and (y) such acquisition or lease or such new Guarantor becoming a Guarantor, as applicable, or in each case, such later date as the Administrative Agent may agree in its reasonable discretion, pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent and the Borrower (each, an “Additional Mortgage”), which security interest and Mortgage shall constitute valid and enforceable Liens subject to no other Liens except Permitted Liens and record, register or file, and cause the applicable Subsidiary to record, register or file, the Additional Mortgage or instruments related thereto in such manner and in such places as is required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent (for the benefit of the Secured Parties) required to be granted pursuant to the Additional Mortgages and pay, and cause each such Subsidiary to pay, in full, all Taxes, fees and other charges required to be paid in connection with such recording, registration or filing, in each case subject to the penultimate paragraph of this Section 5.10. Unless otherwise waived by the Administrative Agent, with respect to each such Additional Mortgage, the Borrower shall cause the requirements set forth in clause (g) of the definition of “Collateral and Guarantee Requirement” to be satisfied with respect to such Material Real Property. (d) If any additional direct or indirect U.S. Subsidiary of the Borrower (i) is formed (including, without limitation, the formation of any Subsidiary of the Borrower that is a Division Successor), acquired (including, for the avoidance of doubt, in respect of a Permitted Acquisition) or ceases to constitute an Excluded Subsidiary following the Closing Date and such Subsidiary is (1) a

75 Wholly Owned Subsidiary which is a U.S. Subsidiary and not an Excluded Subsidiary or (2) any other U.S. Subsidiary that may be designated by the Borrower in its sole discretion or (ii) that is not the Borrower or a Guarantor guarantees or incurs any Indebtedness of the Borrower or any Subsidiary, in each case, within sixty (60) days after the date such Subsidiary is formed or acquired or meets such criteria (or first becomes subject to such requirement) or such longer period as the Collateral Agent may agree, cause such Subsidiary to become a Guarantor and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party, subject to the penultimate paragraph of this Section 5.10. Notwithstanding anything to the contrary herein or in any other Loan Document, in no circumstance shall an Excluded Subsidiary become a Guarantor unless designated as a Guarantor by the Borrower in its sole discretion. (e) Furnish to the Collateral Agent written notice within 30 days following any change (A) in any Loan Party’s corporate, registered or organization name, (B) in any Loan Party’s identity or organizational structure, (C) in any Loan Party’s organizational identification or registered number (to the extent relevant in the applicable jurisdiction of organization or incorporation) and (D) in any Loan Party’s jurisdiction of organization or incorporation. (f) [reserved]. Notwithstanding anything to the contrary in this Agreement or in the other Loan Documents, the Collateral and Guarantee Requirement and the other provisions of this Section 5.10 and the other Loan Documents with respect to Collateral need not be satisfied with respect to any of the following (collectively, the “Excluded Property”): (a) Subject to the proviso at the end of this definition, any owned or leased Real Property with a fair market value (as reasonably determined by the Borrower) of less than $10,000,000 as of the Closing Date, or, with respect to any Real Property acquired or leased by any Loan Party after the Closing Date, at the time of such acquisition or lease, or with respect to any Real Property owned or leased by a new Guarantor after the Closing Date, at the time of such new Guarantor becoming a Guarantor; (b) any owned Real Property which is located in a jurisdiction outside of the United States; (c) Excluded Securities; (d) any property which is subject to a Capitalized Lease Obligation permitted hereunder, pursuant to documents which prohibit such Loan Party from granting Liens on such property pursuant to the Security Documents; (e) motor vehicles and other personal property subject to certificates of title, solely if, and to the extent that, a Lien thereon cannot be perfected by the filing of a UCC financing statement; (f) letter of credit rights with an individual value of less than $2,500,000, solely if, and to the extent that, a Lien thereon cannot be perfected by the filing of a UCC financing statement or automatically without a filing; (g) commercial tort claims with an individual value of less than $2,500,000, solely if, and to the extent that, a Lien thereon cannot be perfected by the filing of a UCC financing statement; (h) any personal property for which, solely if, and for so long as, a pledge thereof, or the granting of a security interest therein, (i) is prohibited by, or would violate, any applicable Laws, or

76 would require the consent or approval of any Governmental Authority, or (ii) would require the consent or approval of a third party (other than a Governmental Authority), so long as such consent or approval right arises under an agreement in effect and binding on such personal property on the date on which such personal property is acquired, in each case, unless such prohibition or requirement would be rendered ineffective with respect to the creation of a security interest pursuant to Sections 9–406, 9–407 or 9–409 of the UCC or other applicable law; provided, that, such property (or any portion thereof) shall cease to constitute “Excluded Property” at such time as such prohibition or requirement shall no longer be applicable; (i) any lease, license or other agreements, or any property subject to a purchase money security interest, capital lease or similar arrangements (in each case, to the extent permitted under the Loan Documents), solely if, and for so long as, a pledge thereof, or the granting of a security interest therein, would violate or invalidate such lease, license or agreement, purchase money, capital lease or similar arrangement (including, without limitation, for the avoidance of doubt, any leases of Real Property under which landlord consent is required in order to grant a security interest in the leasehold estate, for which such consent is not obtained after use of commercially reasonable efforts), or create a right of termination in favor of any other party thereto (other than the Borrower or any Subsidiary), in each case, after giving effect to the applicable anti-assignment clauses of the UCC and applicable Laws; provided, that, such property (or any portion thereof) shall cease to constitute “Excluded Property” at such time as such prohibition or limitation shall no longer be applicable; (j) any intent-to-use trademark or service mark application in the United States prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, solely to the extent, if any, that, and solely at all times during the period, if any, during which, the grant, attachment, or enforcement of a security interest therein would impair the validity or enforceability of such intent-to-use trademark or service mark application, or any trademark or service mark issuing therefrom, in each case, under applicable federal Laws; and (k) any property for which the Collateral Agent and the Borrower have determined in writing, in their reasonable judgment, that the cost or burden (including, without limitation, regulatory burdens and tax consequences) of creating or perfecting such pledges or security interests therein are likely to be excessive in light of the benefits to be obtained therefrom by the Secured Parties; provided, that, notwithstanding anything to the contrary in the foregoing, “Excluded Property” shall not include, and the Collateral shall include, and the security interest granted in the Collateral shall attach to: (A) Data Center Assets purchased using the proceeds of the Initial Term Loans (and any portion of such Data Center Assets constituting Real Property shall be considered Material Real Property for purposes of Section 5.10(c)), (B) all proceeds, substitutions or replacements of any such excluded items referred to in clauses (a) through (k) above, unless such proceeds, substitutions or replacements would constitute any of such excluded items; and (C) all rights to payment due, or to become due, under any such excluded items referred to in clauses (a) through (j) above, unless such rights to payment would constitute any of such excluded items referred to in clauses (a) through (j) above. In addition, in no event shall (1) control agreements or control, lockbox or similar agreements or arrangements be required with respect to deposit accounts, securities accounts or commodities accounts and (2) foreign-law governed security documents or perfection under foreign law be required. Notwithstanding anything herein to the contrary, (A) the Collateral Agent may grant extensions of time or waiver or modification of requirement for the creation or perfection of security interests in or the obtaining of insurance (including title insurance) or surveys with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection or

77 obtaining of such items cannot reasonably be accomplished without undue effort or expense or is otherwise impracticable by the time or times at and/or in the form or manner in which it would otherwise be required by this Agreement or the other Loan Documents, (B) Liens required to be granted from time to time pursuant to, or any other requirements of, the Collateral and Guarantee Requirement and the Security Documents shall be subject to exceptions and limitations set forth in the Security Documents and (C) to the extent any Mortgaged Property is located in a jurisdiction with mortgage recording or similar Tax, the amount secured by the Security Document with respect to such Mortgaged Property shall be limited to the Fair Market Value of such Mortgaged Property as determined in good faith by the Borrower (subject to such lesser amount agreed to by the Collateral Agent). Section 5.11 Post-Closing. Take all necessary actions to satisfy the items described on Schedule 5.11 within the applicable period of time specified in such Schedule (or such longer period as the Administrative Agent may, in its sole discretion, agree). Section 5.12 Outbound Investment Rules. The Borrower will not, and will not permit any of its Subsidiaries to knowingly become a “covered foreign person”, as that term is defined in the Outbound Investment Rules in place as of the date of this Agreement. ARTICLE VI Negative Covenants The Borrower covenants and agrees with each Lender that from the Closing Date until the Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not permit any of the Subsidiaries to: Section 6.01 Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except (subject to the last paragraph of this Section 6.01): (a) Indebtedness outstanding on the Closing Date (provided, that any Indebtedness incurred pursuant to this clause (a) in an aggregate principal amount in excess of $5,000,000 shall be set forth on Schedule 6.01) and any Permitted Refinancing Indebtedness incurred to Refinance Indebtedness incurred pursuant to this clause (a); provided, that any Indebtedness outstanding pursuant to this clause (a) which is owed by a Loan Party to any Subsidiary that is not a Loan Party shall be subordinated in right of payment to the Loan Obligations under this Agreement on customary terms; (b) Indebtedness created hereunder (including pursuant to Section 2.22) and under the other Loan Documents and any Refinancing Notes incurred to Refinance such Indebtedness; (c) Indebtedness of the Borrower or any Subsidiary pursuant to Hedging Agreements entered into for non-speculative purposes; (d) Indebtedness (including obligations in respect of letters of credit, bank guarantees or similar instruments for the benefit of any person providing such Indebtedness) in respect of workers’ compensation claims, health, disability or other employee benefits or property, casualty, liability or self- insurance obligations, supply chain financings transactions, trade contracts, bankers’ acceptances, guarantees, performance, tender, bid, stay, surety, statutory, judgment, appeal, advance payment, completion, export or import, indemnities, customs or other guarantees and warranties, revenue bonds or similar instruments, in each case in the ordinary course of business or consistent with past practice or industry practices, including those incurred to secure health, safety and environmental obligations;

78 (e) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary; provided, that Indebtedness owed by any Loan Party to any Subsidiary that is not a Loan Party incurred pursuant to this Section 6.01(e) shall be subordinated in right of payment to the Loan Obligations under this Agreement on customary terms; (f) Indebtedness consisting of (i) obligations to pay, or the financing of, insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (g) Indebtedness arising in connection with endorsement of instruments for collection or deposit, from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds or other cash management services in the ordinary course of business; (h) [reserved]; (i) [reserved]; (j) Indebtedness under the 2029 Convertible Notes Documents in an aggregate principal amount not to exceed $460,000,000 and the 2031 Convertible Notes Documents in an aggregate principal amount not to exceed $625,000,000; (k) (x) other Indebtedness of the Borrower or any Subsidiary, in an aggregate principal amount that, immediately after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, together with the aggregate principal amount of any other Indebtedness outstanding pursuant to this Section 6.01(k), would not exceed $25,000,000 and (y) any Permitted Refinancing Indebtedness in respect thereof; provided that such Indebtedness shall not be secured by any portion of the Collateral; (l) Indebtedness consisting of obligations of Borrower or any Subsidiary under deferred compensation or other similar arrangements incurred by such person in connection with any Investment permitted hereunder; (m) Guarantees: (i) by any Loan Party of any Indebtedness of any other Loan Party permitted to be incurred under this Agreement, (ii) by any Loan Party of Indebtedness otherwise permitted hereunder of any Subsidiary that is not a Loan Party to the extent such Guarantees are permitted by Section 6.04 (other than Section 6.04(a)), (iii) by any Subsidiary that is not a Loan Party of Indebtedness of another Subsidiary; provided that such Indebtedness is otherwise permitted to be incurred under this Section 6.01, and (iv) by any Loan Party of Indebtedness of Subsidiaries that are not Loan Parties incurred for working capital purposes in the ordinary course of business on ordinary business terms so long as such Indebtedness is permitted to be incurred under Section 6.01; provided, that Guarantees by any Loan Party under this Section 6.01(m) of any other Indebtedness of a person that is subordinated in right of payment to other Indebtedness of such person shall be expressly subordinated in right of payment to the Loan Obligations to at least the same extent as such underlying Indebtedness is subordinated in right of payment;

79 (n) Indebtedness arising from agreements of the Borrower or any Subsidiary providing for Guarantees, indemnification, adjustment of purchase or acquisition price or similar obligations (including earn-outs), in each case, incurred or assumed in connection with the Transactions, other Investments or the disposition of any business, assets, Equity Interests or Subsidiary not prohibited by this Agreement; (o) Indebtedness in respect of letters of credit, bank guarantees, warehouse receipts or similar instruments issued in the ordinary course of business or consistent with past practice or industry practices and not supporting obligations in respect of Indebtedness for borrowed money; (p) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower or any Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; provided, that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms in the ordinary course of business and not in connection with the borrowing of money or any Hedging Agreements; (q) Indebtedness representing deferred compensation to employees, consultants or independent contractors of the Borrower or any Subsidiary incurred in the ordinary course of business; (r) obligations in respect of Cash Management Agreements; and (s) Indebtedness related to unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law. For purposes of determining compliance with this Section 6.01 or Section 6.02, if Indebtedness is incurred to refinance other Indebtedness denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced), and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the outstanding or committed principal amount, as applicable, of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums (including tender premiums), defeasance costs and other costs and expenses incurred in connection with such refinancing. Further, for purposes of determining compliance with this Section 6.01, (A) Indebtedness need not be permitted solely by reference to one category of permitted Indebtedness (or any portion thereof) described in Section 6.01(a) through (s) but may be permitted in part under any relevant combination thereof (and subject to compliance, where relevant, with Section 6.02) and (B) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of permitted Indebtedness (or any portion thereof) described in Section 6.01(a) through (s), the Borrower may, in its sole discretion, classify or divide such item of Indebtedness (or any portion thereof) in any manner that complies with this Section 6.01 and will be entitled to only include the amount and type of such item of Indebtedness (or any portion thereof) in one of the above clauses (or any portion thereof) and such item of Indebtedness (or any portion thereof) shall be treated as having been incurred or existing pursuant to only such clause or clauses (or any portion thereof); provided, that all Indebtedness outstanding under this Agreement shall at all times be deemed to have been incurred pursuant to clause (b) of this Section 6.01. For the avoidance of doubt, this Agreement will not treat (1) unsecured Indebtedness as subordinated or junior in right of payment to secured Indebtedness merely because it is unsecured or (2) senior Indebtedness as subordinated or junior in right of payment to any other senior Indebtedness merely because it has a junior priority with respect to the same collateral.

80 Section 6.02 Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person) of the Borrower or any Subsidiary now owned or hereafter acquired by it, except (subject to the last paragraph of this Section 6.02) the following (collectively, “Permitted Liens”): (a) Liens on property or assets of the Borrower and the Subsidiaries existing on the Closing Date and, to the extent securing Indebtedness in an aggregate principal amount in excess of $5,000,000, set forth on Schedule 6.02(a), and any modifications, replacements, renewals or extensions of Liens permitted by this clause (a); provided, that such Liens shall secure only those obligations that they secure on the Closing Date (and any Permitted Refinancing Indebtedness in respect of such obligations permitted by Section 6.01) and shall not subsequently apply to any other property or assets of the Borrower or any Subsidiary other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof; (b) any Lien created under the Loan Documents; (c) Liens on any Refinancing Notes incurred pursuant to Section 6.01(b); (d) Liens for Taxes, assessments or other governmental charges, levies or claims not yet delinquent by more than sixty (60) days or that are being contested in good faith in compliance with Section 5.03; (e) Liens imposed by law, constituting landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, workmen’s, repairmen’s, supplier’s, construction or other like Liens, securing obligations that are not overdue by more than 60 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Borrower or any Subsidiary shall have set aside on its books reserves in accordance with GAAP; (f) (i) pledges and deposits and other Liens made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits and other Liens securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Subsidiary; (g) pledges and deposits and other Liens to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capitalized Lease Obligations), statutory obligations, surety and appeal bonds, performance and return of money bonds, bids, leases, government contracts, trade contracts, agreements with utilities, and other obligations of a like nature (including letters of credit in lieu of any such bonds or to support the issuance thereof), in each case to the extent such deposits and other Liens are incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business; (h) zoning, land use and building restrictions, regulations and ordinances, easements, survey exceptions, minor encroachments by and on the Real Property, railroad trackage rights, sidings and spur tracks, leases (other than Capitalized Lease Obligations), subleases, licenses, special assessments, rights- of-way, covenants, conditions, restrictions and declarations on or with respect to the use of Real Property, liens identified in an ALTA mortgagee title insurance policy received by the Collateral Agent related to Real Property (including, without limitation, Liens), reservations, restrictions and leases of or with respect to oil, gas, mineral, riparian and water rights and water usage, servicing agreements, development

81 agreements, site plan agreements and other similar encumbrances incurred in the ordinary course of business and title defects or irregularities that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole; (i) Liens arising out of (i) judgments, decrees, orders or awards not constituting an Event of Default under Section 7.01(j) or (ii) notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings and for which adequate reserves have been made to the extent required by GAAP; (j) any interest or title of a ground lessor or any other lessor, sublessor or licensor under any ground leases or any other leases, subleases or licenses entered into by the Borrower or any Subsidiary in the ordinary course of business, and all Liens suffered or created by any such ground lessor or any other lessor, sublessor or licensor (or any predecessor in interest) with respect to any such interest or title in the real property which is subject thereof; (k) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks and other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposits, sweep accounts, reserve accounts or similar accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any Subsidiary, including with respect to credit card charge-backs and similar obligations, or (iii) relating to purchase orders and other agreements entered into with customers, suppliers or service providers of the Borrower or any Subsidiary in the ordinary course of business; (l) Liens (i) that are banker’s liens, rights of set-off or similar rights, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business, (iii) encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes, (iv) in respect of Third-Party Funds or (v) in favor of credit card companies pursuant to agreements therewith; (m) Liens securing obligations in respect of letters of credit, bank guarantees, warehouse receipts, banker’s acceptances or similar obligations permitted under Section 6.01(d), (g) or (o) and incurred in the ordinary course of business or consistent with past practice or industry practices and not supporting obligations in respect of Indebtedness for borrowed money; (n) leases or subleases, and licenses or sublicenses (including with respect to any Real Property, fixtures, furnishings, equipment, vehicles or other personal property, or Intellectual Property) and covenants not to sue of or under Intellectual Property or software or other technology, granted to others in the ordinary course of business or otherwise not interfering in any material respect with the business of the Borrower and its Subsidiaries, taken as a whole; (o) pledges and deposits and other Liens in favor of customs and revenue authorities to secure payment of customs duties in connection with the importation of goods; (p) Liens solely on any cash earnest money deposits made by the Borrower or any of the Subsidiaries in connection with any letter of intent or purchase agreement in respect of any Investment permitted hereunder;

82 (q) Liens with respect to property or assets of any Subsidiary that is not a Loan Party securing obligations of a Subsidiary that is not a Loan Party which obligations are not prohibited under Section 6.01; (r) Liens on any amounts held by a trustee or other escrow agent under any indenture or other debt agreement issued in escrow pursuant to customary escrow arrangements pending the release thereof, or under any indenture or other debt agreement pursuant to customary discharge, redemption or defeasance provisions and customary Liens granted in favor of a trustee to secure fees and other amounts owing to such trustee under an indenture or other agreement pursuant to which Indebtedness not prohibited by this Agreement is issued; (s) Liens arising from precautionary Uniform Commercial Code financing statements (or other similar filings in other applicable jurisdictions) regarding operating leases or other obligations not constituting Indebtedness; (t) Liens on securities that are the subject of repurchase agreements constituting Permitted Investments under clause (c) of the definition thereof; (u) Liens securing insurance premiums financing arrangements; (v) any condemnation or eminent domain proceedings affecting any Real Property; (w) Liens securing Indebtedness or other obligation (i) of the Borrower or a Subsidiary in favor of the Borrower or any Guarantor and (ii) of any Subsidiary that is not a Guarantor in favor of any Subsidiary that is not a Guarantor; (x) Liens securing obligations under Hedging Agreements, including Liens on any margin or collateral posted by the Borrower or any Subsidiary under a Hedging Agreement as a result of any regulatory requirement, swap clearing organization, or other similar regulations, rule, or requirement; provided that any such Liens in the form of Junior Liens; (y) Liens on goods or inventory the purchase, shipment or storage price of which is financed by a documentary letter of credit or bank guarantee issued or created for the account of the Borrower or any Subsidiary in the ordinary course of business; provided, that such Lien secures only the obligations of the Borrower or such Subsidiaries in respect of such letter of credit, bank guarantee or banker’s acceptance to the extent permitted under Section 6.01; (z) Subordination, non-disturbance and/or attornment agreements with any ground lessor, lessor or any mortgagee of any of the foregoing, with respect to any ground lease or other lease or sublease entered into by the Borrower or any Subsidiary; (aa) Liens arising out of conditional sale, title retention, hire purchase, consignment or similar arrangements for the sale or purchase of goods by the Borrower or any of the Subsidiaries in the ordinary course of business; (bb) With respect to any property which is acquired after the Closing Date, Liens which exist immediately prior to the date of acquisition, excluding any Liens securing Indebtedness which is not otherwise permitted hereunder; provided, that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of the Borrower or any of its Subsidiaries;

83 (cc) other Liens with respect to property or assets of the Borrower or any Subsidiary (other than Collateral) securing (x) obligations in an aggregate outstanding principal amount that, together with the aggregate principal amount of other obligations that are secured pursuant to this clause (cc), immediately after giving effect to the incurrence of such Liens, would not exceed $10,000,000 and (y) Permitted Refinancing Indebtedness incurred to Refinance obligations secured pursuant to the preceding clause (x); provided that any such Liens in the form of Junior Liens; (dd) Liens to secure any Permitted Refinancing Indebtedness incurred in accordance with the definition thereof; (ee) Liens securing Indebtedness permitted under Section 6.01(r); (ff) Liens on assets pursuant to merger agreements, stock or asset purchase agreements and similar agreements in respect of the disposition of such assets otherwise permitted under this Agreement for so long as such agreements are in effect; (gg) Liens that may arise on inventory or equipment in the ordinary course of business as a result of such inventory or equipment being located on premises owned by persons (including, without limitation, any client or supplier) other than the Borrower or its Subsidiaries; (hh) Liens securing Capitalized Lease Obligations incurred for the purpose of financing all or any part of the acquisition, lease or cost of design, construction, repair, replacement, installation or improvement of the respective property (real or personal, and whether through the direct purchase of property or the Equity Interest of any person owning such property); provided, that such Liens do not apply to any property or assets of Borrower or any Subsidiary other than the property or assets acquired, leased (including in connection with a sale leaseback transaction), constructed, replaced, repaired, improved with or financed by such Indebtedness (or the Indebtedness Refinanced thereby), and accessions and additions thereto, proceeds and products thereof, customary security deposits and related property; (ii) Liens in favor of governmental entities or other special purpose entities established by governmental entities (including without limitation for industrial revenue bonds, new market tax credits, pollution control bonds or any other issuance of tax-exempt governmental obligations); (jj) Liens on fixtures or personal property held by, or granted to, landlords pursuant to leases; (kk) to the extent constituting a Lien, customary escrow arrangements securing indemnification obligations associated with a Permitted Investment; (ll) [reserved]; and (mm) Liens representing the right of commercial or government (including defense) customers to acquire certain property from the Borrower or any of its Subsidiaries, and set-off rights under commercial or defense customer agreements with the Borrower entered into in the ordinary course of business. For purposes of determining compliance with this Section 6.02, (A) a Lien securing an item of Indebtedness need not be permitted solely by reference to one category of permitted Liens (or any portion thereof) described in Section 6.02(a) through (kk) but may be permitted in part under any combination thereof and (B) in the event that a Lien securing any obligation (or any portion thereof) meets the criteria of one or more of the categories of permitted Liens (or any portion thereof) described in Section 6.02(a)

84 through (kk), the Borrower may, in its sole discretion, classify or divide such Lien securing such obligation (or any portion thereof) in any manner that complies with this Section 6.02 and will be entitled to only include the amount and type of such Lien or such obligation secured by such Lien (or any portion thereof) in one of the above clauses and such Lien securing such obligation (or portion thereof) will be treated as being incurred or existing pursuant to only such clause or clauses (or any portion thereof); provided, that all Liens securing Indebtedness under this Agreement shall at all times be deemed to have been incurred pursuant to clause (b) of this Section 6.02. Section 6.03 [Reserved]. Section 6.04 Investments, Loans and Advances. (i) Purchase or acquire (including pursuant to any merger with a person that is not a Wholly Owned Subsidiary immediately prior to such merger) any Equity Interests, evidences of Indebtedness or other securities of any other person, (ii) make any loans or advances to or Guarantees of the Indebtedness of any other person, or (iii) purchase or otherwise acquire, in one transaction or a series of related transactions, (x) all or substantially all of the property and assets or business of another person or (y) assets constituting a business unit, line of business or division of such person (each of the foregoing, an “Investment”), except: (a) Guarantees permitted by Section 6.01; (b) (i) Investments by any Loan Party in any Loan Party; (ii) Investments by any Subsidiary that is not a Loan Party in any Loan Party or any Subsidiary that is not a Loan Party; (iii) other intercompany liabilities amongst the Borrower and its Subsidiaries (or solely amongst its Subsidiaries) in the ordinary course of business in connection with the cash management operations of the Borrower and its Subsidiaries; and (iv) Investments by the Borrower or any Guarantor in any Subsidiary that is not a Loan Party (together with the aggregate amount of Dispositions made by a Loan Party to a Subsidiary that is not a Loan Party pursuant to Section 6.05(c)) in an aggregate outstanding amount not to exceed $25,000,000 (the “Non-Loan Party Investment/Dispositions Cap”) which shall be in the form of contributions of cash, intercompany notes, loan agreements or other instruments, or accounts or other rights of payments related to any of the foregoing, or may take the form of non-cash forgiveness or non-cash repurchases of Indebtedness of the Borrower to any Subsidiary or of any Subsidiary to the Borrower or any other Subsidiary; (c) Permitted Investments and Investments that were Permitted Investments when made; (d) Investments arising out of the receipt by the Borrower or any Subsidiary of non-cash consideration for the Disposition of assets permitted under Section 6.05; (e) loans and advances to officers, directors, employees or consultants (i) in the ordinary course of business in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding, (ii) in respect of payroll payments and expenses in the ordinary course of business and (iii) in connection with such person’s purchase of Equity Interests of the Borrower; (f) accounts receivable, security deposits and prepayments arising and trade credit granted in the ordinary course of business and any assets or securities received in satisfaction or partial satisfaction

85 thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business; (g) Hedging Agreements entered into for non-speculative purposes; (h) (i) Investments by the Borrower or any Subsidiary in a Subsidiary that are in existence, or committed to be made, as of the Closing Date and (ii) Investments existing or committed, or anticipated to exist in the future, as of the Closing Date, with respect to all such investments under this clause (h)(ii) in an aggregate amount in excess of $5,000,000 and set forth on Schedule 6.04, and any extensions, modifications, renewals, replacements, refundings, refinancings or reinvestments of Investments permitted by this clause (h), so long as the aggregate amount of all Investments pursuant to this clause (h) is not increased at any time above the amount of such Investment existing or committed on the Closing Date (other than pursuant to an increase as required by the terms of any such Investment as in existence on the Closing Date or as otherwise permitted by this Section 6.04); (i) Investments resulting from pledges and deposits under Section 6.02(f), (g), (l), (o), (p), (x) and (aa); (j) other Investments by the Borrower or any Subsidiary in an aggregate outstanding amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed $25,000,000; provided, that if any Investment pursuant to this Section 6.04(j) is made in any person that was not a Loan Party on the date on which such Investment was made but becomes a Loan Party thereafter, then such Investment may, at the option of the Borrower, upon such person becoming a Subsidiary and so long as such person remains a Loan Party, be deemed to have been made pursuant to Section 6.04(b) (to the extent permitted by the provisions thereof) and not in reliance on this Section 6.04(j); provided, further, that any Investments (or portions thereof) under this clause (j) shall be in the form of contributions of intercompany notes, loan agreements or other instruments, or accounts or other rights of payments related to any of the foregoing, or may take the form of non-cash forgiveness or non-cash repurchases of Indebtedness of the Borrower to any Subsidiary or of any Subsidiary to the Borrower or any other Subsidiary; (k) Investments constituting Permitted Acquisitions; provided that any Persons acquired pursuant to a Permitted Acquisition shall become a Loan Party and any assets acquired pursuant to a Permitted Acquisition shall become Collateral; (l) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business or Investments acquired by the Borrower or a Subsidiary as a result of a foreclosure by the Borrower or any of the Subsidiaries with respect to any secured Investments or other transfer of title with respect to any secured Investment in default; (m) Investments in Data Center Assets that constitute Collateral; (n) acquisitions by the Borrower or any Subsidiary of obligations of one or more officers or other employees of the Borrower or its Subsidiaries in connection with such officer’s or employee’s acquisition of Equity Interests of the Borrower, so long as no cash is actually advanced by the Borrower or any of the Subsidiaries to such officers or employees in connection with the acquisition of any such obligations; (o) Guarantees by the Borrower or any Subsidiary of operating leases (other than Capitalized Lease Obligations) or of other obligations that do not constitute Indebtedness of the kind described in

86 clauses (b), (e), (f), (g), (h), (i), (j) or (k) of the definition thereof, in each case entered into by the Borrower or any Subsidiary in the ordinary course of business; (p) Investments to the extent that payment for such Investments is made with any contribution to the common equity of the Borrower or any Subsidiary, or with or out of the proceeds of Qualified Equity Interests of the Borrower; (q) Investments in the ordinary course of business or consistent with past practice consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers; (r) loans and advances to future, present or former officers, directors, employees, members of management or consultants or their respective estates, spouses or former spouses in connection with such person’s purchase or redemption of Equity Interests of the Borrower, to the extent not prohibited by Section 6.06; (s) advances in the form of deposits, prepayment of expenses and other credits made in the ordinary course of business; (t) [reserved]; (u) [reserved]; (v) Investments consisting of the licensing, sublicensing or contribution of Intellectual Property pursuant to joint marketing or other similar arrangements with other persons; (w) to the extent constituting Investments, purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of Intellectual Property, in each case in the ordinary course of business; (x) [reserved]; (y) any Investment in fixed income or other assets by any Subsidiary that is a so-called “captive” insurance company (each, an “Insurance Subsidiary”) consistent with customary practices of portfolio management; (z) Investments to the extent that payment for such Investments are funded solely with cash or assets received from customers; provided that such Investments shall be used for the production of customer products, production related activities, completion of customer orders, or capital expenditures; (aa) guaranties, keepwells and similar arrangements made in the ordinary course of business of obligations owed to landlords, suppliers, customers, franchisees and licensees of the Borrower or any Subsidiary and performance guarantees with respect to obligations that are permitted by this Agreement; (bb) Investments consisting of earnest money deposits required in connection with a purchase agreement, or letter of intent, or other acquisitions to the extent not otherwise prohibited by this Agreement; (cc) contributions to a “rabbi” trust for the benefit of employees or other grantor trusts subject to claims of creditors in the case of bankruptcy of the Borrower; and

87 (dd) to the extent constituting an Investment, any Restricted Payment permitted under Section 6.06. For purposes of determining compliance with this Section 6.04, (A) an Investment need not be permitted solely by reference to one category of permitted Investments (or any portion thereof) described in Section 6.04(a) through (dd) but may be permitted in part under any relevant combination thereof and (B) in the event that an Investment (or any portion thereof) meets the criteria of one or more of the categories of permitted Investments (or any portion thereof) described in Sections 6.04(a) through (dd), the Borrower may, in its sole discretion, classify or divide such Investment (or any portion thereof) in any manner that complies with this Section 6.04 and will be entitled to only include the amount and type of such Investment (or any portion thereof) in one or more (as relevant) of the above clauses (or any portion thereof) and such Investment (or any portion thereof) shall be treated as having been made or existing pursuant to only such clause or clauses (or any portion thereof). Any Investment in any person other than a Loan Party that is otherwise permitted by this Section 6.04 may be made through intermediate Investments in Subsidiaries that are not Loan Parties and such intermediate Investments shall be disregarded for purposes of determining the outstanding amount of Investments pursuant to any clause set forth above. The amount of any Investment made other than in the form of cash or Permitted Investments shall be the Fair Market Value thereof valued at the time of the making thereof, and without giving effect to any subsequent write-downs or write-offs thereof. Section 6.05 Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into, amalgamate with or consolidate with any other person, or permit any other person to merge into, amalgamate with or consolidate with it, or Dispose of (in one transaction or in a series of related transactions) all or any part of its assets (whether now owned or hereafter acquired), or Dispose of any Equity Interests of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or substantially all of the assets of any other person or division or line of business of a person (including, in each case, pursuant to a Division), except that this Section 6.05 shall not prohibit: (a) (i) the purchase and Disposition by the Borrower or any Subsidiary of inventory, products, equipment, services or accounts receivable in the ordinary course of business or consistent with past practice, (ii) the acquisition or lease (pursuant to an operating lease) of any other asset in the ordinary course of business by the Borrower or any Subsidiary or, with respect to operating leases, otherwise for Fair Market Value on market terms (as determined in good faith by the Borrower), (iii) the Disposition by the Borrower or any Subsidiary of surplus, obsolete, damaged or worn out equipment or other property in the ordinary course of business or consistent with past practice, (iv) the Disposition of Permitted Investments in the ordinary course of business; (b) if at the time thereof and immediately after giving effect thereto no Event of Default would result therefrom,

88 (i) the merger, amalgamation or consolidation of any Subsidiary with or into the Borrower in a transaction in which the Borrower is the survivor, (ii) the merger, amalgamation or consolidation of any Subsidiary with or into any Guarantor in a transaction in which the surviving or resulting entity is or becomes a Guarantor, and, in the case of each of clauses (i) and (ii) above, no person other than the Borrower or a Guarantor receives any consideration (unless otherwise permitted by Section 6.04), (iii) the merger, amalgamation or consolidation of any Subsidiary that is not a Guarantor with or into any other Subsidiary that is not a Guarantor, (iv) the liquidation or dissolution or change in form of entity of any Subsidiary if (x) the Borrower determines in good faith that such liquidation, dissolution or change in form is in the best interests of the Borrower and its Subsidiaries and is not materially disadvantageous to the Lenders and (y) the same meets the requirements contained in the proviso to Section 5.01(a), (v) the merger, amalgamation or consolidation of any Subsidiary with any other person in order to effect an Investment permitted pursuant to Section 6.04 so long as the continuing or surviving person shall be a Subsidiary (unless otherwise permitted by Section 6.04), which shall be a Loan Party if the merging, amalgamating or consolidating Subsidiary was a Loan Party and which together with each of its Subsidiaries shall have complied with any applicable requirements of Section 5.10, or (vi) any Subsidiary may merge, amalgamate or consolidate with any other person in order to effect an Asset Sale otherwise permitted pursuant to this Section 6.05; (c) Dispositions to the Borrower or a Subsidiary; provided, that any Dispositions by a Loan Party to a Subsidiary that is not a Loan Party in reliance on this clause (c) shall (i) be for Fair Market Value (as determined in good faith by the Borrower) and (ii) not exceed an aggregate principal amount, together with all Investments by Loan Parties in Subsidiaries that are not Loan Parties pursuant to Section 6.04(b)(iv), the Non-Loan Party Investment/Dispositions Cap; (d) licenses, sublicenses, or covenants not to sue by the Borrower or any Subsidiary of or under Intellectual Property or software or other technology; (e) Investments permitted by Section 6.04, Permitted Liens, and Restricted Payments permitted by Section 6.06; (f) the discount, forgiveness or sale, in each case without recourse and in the ordinary course of business, of past due receivables arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables); (g) other Dispositions of assets (including in connection with sale leaseback transactions); provided, that (i) the Net Proceeds thereof, if any, are applied in accordance with Section 2.11(b) to the extent required thereby and (ii) any such Dispositions shall comply with the final sentence of this Section 6.05; (h) Permitted Acquisitions (including any merger, consolidation or amalgamation in order to effect a Permitted Acquisition); provided, that following any such merger, consolidation or amalgamation

89 involving the Borrower, the Borrower is the surviving entity or the requirements of Section 6.05(n) are otherwise complied with; (i) leases, licenses or subleases or sublicenses of any real or personal property in the ordinary course of business; (j) Dispositions of inventory or Dispositions or abandonment of Intellectual Property of the Borrower and its Subsidiaries determined in good faith by the management of the Borrower to be no longer economically practicable or commercially reasonable to maintain or useful or necessary in the operation of the business of the Borrower or any of the Subsidiaries; (k) [reserved]; (l) [reserved]; (m) any exchange or swap of assets (other than cash and Permitted Investments) for other assets (other than cash and Permitted Investments) of comparable or greater value or usefulness to the business of the Borrower and the Subsidiaries as a whole, determined in good faith by the management of the Borrower; (n) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing or would result therefrom, any Subsidiary or any other person may be merged, amalgamated or consolidated with or into the Borrower, provided that (A) the Borrower shall be the surviving entity or (B) if the surviving entity is not the Borrower (such other person, the “Successor Borrower”), (1) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia, (2) the Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents pursuant to a supplement hereto or thereto and, in the case of any Security Document, by executing and/or delivering any additional required documents, in each case in a form reasonably satisfactory to the Administrative Agent, (3) each Guarantor, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to the Guarantee Agreement, as applicable, confirmed that its guarantee thereunder shall apply to any Successor Borrower’s obligations under this Agreement, (4) each Guarantor, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to any applicable Security Document affirmed that its obligations thereunder shall apply to its guarantee as reaffirmed pursuant to clause (3), (5) the Successor Borrower shall have delivered to the Administrative Agent (x) a certificate of a Responsible Officer stating that such merger, amalgamation or consolidation does not violate this Agreement or any other Loan Document and (y) if requested by the Administrative Agent, an opinion of counsel covering such other matters as are contemplated by the Collateral and Guarantee Requirement to be covered in opinions of counsel and (6) to the extent requested by the Administrative Agent or a Lender (as requested through the Administrative Agent), the Administrative Agent and any such Lender shall have received at least three (3) Business Days prior to the consummation of such merger, amalgamation or consolidation all documentation and other information required with respect to the Successor Borrower by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation (it being understood that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement); (o) any conversion of a Loan Party from a corporation to a limited liability company, or from a limited liability company to a corporation, or other change in corporate formation;

90 (p) any surrender, termination or waiver of contract rights or settlement, release, waiver of, recovery on or surrender of contract, tort or other claims of any kind; (q) any solvent liquidation or dissolution of a Subsidiary of the Borrower, provided that such Subsidiary’s direct parent is also either the Borrower or a Subsidiary and immediately becomes the owner of such Subsidiary’s assets; (r) the sale, transfer, termination or other disposition in connection with Hedging Agreements incurred in compliance with this Agreement or the partial or total unwinding of obligations in respect of any Cash Management Agreements or Hedging Agreements in compliance with this Agreement; (s) sales of assets received by the Borrower or any Subsidiary upon the foreclosure on a Lien; (t) dispositions arising from foreclosures, condemnations, eminent domain, seizure, nationalization or any similar action with respect to assets, and dispositions of property subject to casualty events (including, without limitation, resulting from any involuntary loss or damage to or destruction of any property or assets of the Borrower or any Subsidiary); (u) the termination of leases and subleases in the ordinary course of business; (v) to the extent allowable under Section 1031 of the Code, any exchange of like property (excluding any boot thereon) for use in a Permitted Business; (w) dispositions of assets or Investments (including Equity Interests) in connection with the establishment or operation of joint ventures to the extent required by, or made pursuant to (including customary buy/sell arrangements or rights of first refusal between the joint venture parties set forth in) joint venture arrangements and similar binding arrangements; (x) any exchange of assets for other assets used in the business of the Borrower or any Subsidiary (including a combination of such assets and a de minimis amount of cash or Permitted Investments) of comparable or greater market value than the assets exchanged, as determined in good faith by the Borrower, which exchange occurs within 90 days of the transfer of such assets; (y) the surrender or waiver of obligations of trade creditors or customers or other contract rights that were incurred in the ordinary course of business of the Borrower or any of Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer or compromise, settlement, release or surrender of a contract, tort or other litigation claim, arbitration or other disputes; (z) dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property that is purchased within 90 days of such disposition or (ii) the proceeds of such disposition are applied within 90 days of such disposition to the purchase price of such replacement property (which replacement property is purchased within 90 days of such disposition); and (aa) sales, transfers or other dispositions to customers pursuant to customer contracts. Notwithstanding anything to the contrary contained in Section 6.05 above, no Disposition of assets under Section 6.05(g) shall in each case be permitted unless (i) such Disposition is for Fair Market

91 Value, and (ii) at least 75% of the proceeds of such Disposition (except to Loan Parties) consist of cash or Permitted Investments. Section 6.06 Restricted Payments. (i) Declare or pay any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on Equity Interests payable solely by the issuance of Qualified Equity Interests of the person declaring, paying or making such dividends or distributions), (ii) directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any of the Borrower’s Equity Interests or set aside any amount for any such purpose (other than through the issuance of Qualified Equity Interests) or (iii) make any Junior Debt Restricted Payment, (all of the foregoing, “Restricted Payments”); provided, however, that (subject to the last paragraph of this Section 6.06): (a) Restricted Payments may be made by any Subsidiary (provided, that Restricted Payments made by a non-Wholly Owned Subsidiary must be made on a pro rata basis (or more favorable basis from the perspective of the Borrower or the Subsidiary which is the parent of such Subsidiary) based on its ownership interests in such non-Wholly Owned Subsidiary); (b) any person may (i) make repurchases of Equity Interests in connection with exercise or settlement of stock options or other Equity Interests or in connection with the satisfaction of withholding tax obligation with respect to such options or other Equity Interests, or (ii) withhold or cancel a portion of Equity Interests issued upon any such exercise to cover any withholding tax obligations in respect of such issuance; (c) Restricted Payments may be made to make payments, in cash, in lieu of the issuance of fractional shares, or upon the purchase, redemption or acquisition of fractional shares, including in connection with (i) the exercise of options or warrants, (ii) the conversion or exchange of Equity Interests or Indebtedness convertible into, or exchangeable for, Equity Interests or (iii) stock dividends, splits or combinations or business combinations; (d) other Restricted Payments and Junior Debt Restricted Payments may be made in an aggregate amount not to exceed $10,000,000; and (e) The Borrower and any Subsidiary may declare and pay regularly scheduled or accrued dividends to holders of a class or series of Disqualified Stock of the Borrower or any of its Subsidiaries issued not in violation of Section 6.01. Notwithstanding anything herein to the contrary, the foregoing provisions of this Section 6.06 will not prohibit the payment of any Restricted Payment or the consummation of any redemption, purchase, retirement defeasance or other payment within 90 days after the date of declaration thereof or the giving of notice, as applicable, if at the date of declaration or the giving of such notice such payment would have complied with the provisions of this Section 6.06 (it being understood that such Restricted Payment shall be deemed to have been made on the date of declaration or notice for purposes of such provision). Section 6.07 Transactions with Affiliates. (a) Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates (other than the Borrower, and the Subsidiaries or any person that becomes a Subsidiary as a result of such transaction) in a transaction (or series of related transactions) involving aggregate consideration in excess of $10,000,000 unless the

92 terms of such transaction are substantially no less favorable, taken as a whole, to the Borrower or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a person that is not an Affiliate, as determined by the Borrower or such Subsidiary in good faith (provided that in the case of any transaction (or series of related transactions) involving aggregate consideration in excess of $50,000,000, such determination must be made by the Board of Directors of the Borrower or such Subsidiary in good faith). (b) The foregoing clause (a) shall not prohibit, to the extent otherwise permitted under this Agreement, (i) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, equity purchase agreements, stock options and stock ownership plans or similar employee benefit plans approved by the Board of Directors of the Borrower or any Subsidiary, as appropriate, (ii) transactions with a person that is an Affiliate of the Borrower solely because the Borrower owns, directly or through a Subsidiary, an Equity Interest in, or controls, such person, (iii) transactions among the Borrower or any Subsidiary or any entity that becomes a Subsidiary as a result of such transaction (including via merger, consolidation or amalgamation in which the Borrower or a Subsidiary is the surviving entity), (iv) the payment of fees, reasonable out-of-pocket costs and indemnities to directors, officers, consultants and employees of the Borrower and the Subsidiaries in the ordinary course of business, (v) (A) the Transactions (including the payment of all fees, expenses, bonuses and awards relating thereto) and (B) permitted transactions, agreements and arrangements in existence on the Closing Date and set forth on Schedule 6.07, and, in each case, any amendment thereto or replacement thereof or similar arrangement to the extent such amendment, replacement or arrangement is not more disadvantageous to the Lenders when taken as a whole in any material respect than the original agreement as in effect on the Closing Date (as determined by the Borrower in good faith), (vi) (A) any employment agreement, consulting agreement, severance agreement, compensation arrangement, officer or director indemnification agreement or any similar arrangement entered into by the Borrower or any of the Subsidiaries in the ordinary course of business and any payments pursuant thereto, (B) any subscription agreement or similar agreement pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with employees, officers or directors, and (C) any employee compensation, benefit plan or arrangement, any health, disability or similar insurance plan which covers employees, and any reasonable employment contract and transactions pursuant thereto, (vii) Restricted Payments permitted under Section 6.06 and Investments permitted under Section 6.04, (viii) transactions for the purchase or sale of goods, equipment, products, parts and services entered into in the ordinary course of business or consistent with past practice, (ix) any transaction in respect of which the Borrower delivers to the Administrative Agent a letter addressed to the Board of Directors of the Borrower from an accounting, appraisal

93 or investment banking firm, in each case of nationally recognized standing that is in the good faith determination of the Borrower qualified to render such letter, which letter states that (i) such transaction is on terms that are substantially no less favorable to the Borrower or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a person that is not an Affiliate or (ii) such transaction is fair to the Borrower or such Subsidiary, as applicable, from a financial point of view, (x) payments to or the receipts of payments from, and entry into and the consummation of transactions with joint ventures entered into in the ordinary course of business, (xi) [reserved], (xii) transactions between the Borrower or any of the Subsidiaries and any person, a director of which is also a director of the Borrower; provided, however, that (A) such director abstains from voting as a director of the Borrower on any matter involving such other person and (B) such person is not an Affiliate of the Borrower for any reason other than such director’s acting in such capacity, (xiii) transactions permitted by, and complying with, the provisions of Section 6.05 (other than Section 6.05(m)), (xiv) intercompany transactions undertaken in good faith (as certified by a Responsible Officer of the Borrower) for the purpose of improving the consolidated Tax efficiency of the Borrower and the Subsidiaries and not for the purpose of circumventing any covenant set forth herein; provided, that such transactions, taken as a whole, do not materially decrease the value of any interest of any Secured Party in the Guarantees or Collateral, (xv) payments, loans (or cancellation of loans) or advances to employees or consultants that are (i) made in the ordinary course of business or approved by a majority of the Disinterested Directors of the Borrower in good faith, (ii) made in compliance with applicable law and (iii) otherwise permitted under this Agreement, (xvi) transactions with customers, clients or suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business that are fair to the Borrower or the Subsidiaries, (xvii) any issuance of Qualified Equity Interests of the Borrower to Affiliates of the Borrower, (xviii) sales of Equity Interests of the Borrower to Affiliates of the Borrower or any Subsidiary not otherwise prohibited by this Agreement and the granting of registration and other customary rights in connection therewith, (xix) transactions with an Affiliate where the only consideration paid is Qualified Equity Interests of the Borrower, (xx) any contributions to the common equity capital of the Borrower or any Subsidiary, and (xxi) any purchases by the Borrower’s Affiliates of Indebtedness or Disqualified Stock of the Borrower or any Subsidiary the majority of which Indebtedness or Disqualified Stock is

94 purchased by persons who are not the Borrower’s Affiliates; provided that such purchases by the Borrower’s Affiliates are on the same terms as such purchases by such persons who are not the Borrower’s Affiliates. Section 6.08 Business of the Borrower and the Subsidiaries; Etc. Notwithstanding any other provisions hereof, engage at any time to any material respect in any business or business activity substantially different from any business or business activity conducted by any of them on the Closing Date or any Similar Business. Section 6.09 Restrictions on Subsidiary Distributions and Negative Pledge Clauses. Permit the Borrower or any Subsidiary to enter into any agreement or instrument that by its terms restricts (A) the payment of dividends or other distributions or the making of cash advances to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary or (B) the granting of Liens by the Borrower or any Guarantor pursuant to the Security Documents, in each case other than those arising under any Loan Document, except, in each case, restrictions existing by reason of: (a) restrictions imposed by applicable law rule, regulation, order or other requirement; (b) contractual encumbrances or restrictions (i) in effect on the Closing Date under Indebtedness existing on the Closing Date or (ii) contained in (A) the 2029 Convertible Notes Documents and the 2031 Convertible Notes Documents, or, in each case, any agreements related to any Permitted Refinancing Indebtedness in respect of any such Indebtedness that does not materially expand the scope of any such encumbrance or restriction (as determined in good faith by the Borrower) (provided that, in each case, such documentation shall permit the Liens on Collateral granted pursuant to the Loan Documents); (c) any restriction on a Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of the Equity Interests or assets of a Subsidiary pending the closing of such sale or disposition; (d) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures entered into in the ordinary course of business; (e) any restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent that such restrictions apply only to the specific property or assets securing such Indebtedness; (f) any restrictions imposed by any agreement relating to Indebtedness permitted to be incurred under Section 6.01 or Permitted Refinancing Indebtedness in respect thereof, to the extent such restrictions either (i) are not materially more restrictive, taken as a whole, than the restrictions contained in this Agreement, or, in the case of Permitted Refinancing Indebtedness, the Indebtedness being refinanced, or (ii) are not materially more disadvantageous to the Lenders than is customary in comparable financings (in each case, as determined in good faith by the Borrower, and in the case of clause (ii), either (x) the Borrower determines in good faith that such encumbrance or restriction would not reasonably be expected to adversely affect the Borrower’s ability to make principal or interest payments on the Loan Obligations or (y) such encumbrances or restrictions apply only during the continuance of a default in respect of payment or a financial maintenance covenant relating to such Indebtedness); (g) customary provisions contained in leases or licenses of Intellectual Property and other similar agreements entered into in the ordinary course of business;

95 (h) customary provisions restricting subletting or assignment of any lease governing a leasehold interest; (i) customary provisions restricting assignment, mortgaging or hypothecation of any agreement entered into in the ordinary course of business; (j) customary restrictions and conditions contained in any agreement relating to the sale, transfer, lease or other disposition of any asset permitted under Section 6.05 pending the consummation of such sale, transfer, lease or other disposition; (k) Permitted Liens and customary restrictions and conditions contained in the document relating thereto, so long as (1) such restrictions or conditions relate only to the specific asset subject to such Lien, and (2) such restrictions and conditions are not created for the purpose of avoiding the restrictions imposed by this Section 6.09; (l) customary net worth provisions contained in Real Property leases entered into by Subsidiaries, so long as the Borrower has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of the Borrower and its Subsidiaries to make principal or interest payments on the Loan Obligations ; (m) any agreement in effect at the time such subsidiary becomes a Subsidiary, so long as such agreement was not entered into in contemplation of such person becoming a Subsidiary unless required by applicable law or regulation or a Governmental Authority; (n) restrictions in agreements representing Indebtedness permitted under Section 6.01 of a Subsidiary that is not a Guarantor that apply only to such Subsidiary and its Subsidiaries that are not Guarantors; (o) customary restrictions contained in contracts, leases, subleases, licenses, sublicenses or Equity Interests or asset sale agreements otherwise permitted hereby as long as such restrictions relate to the Equity Interests and assets subject thereto; (p) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (q) any encumbrances or restrictions of the type referred to in Section 6.09(A) above imposed by any other instrument or agreement entered into after the Closing Date that contains encumbrances and restrictions that, as determined by the Borrower in good faith, will not materially adversely affect the Borrower’s ability to make payments on the Term Loans; (r) customary restrictions imposed in connection with purchase money obligations, mortgage financings and Capitalized Lease Obligations on the property purchased or leased relating to the sale, lease or transfer of such property; (s) provisions limiting the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, sale leaseback agreements, stock sale agreements and other similar agreements (including agreements entered into in connection with an Investment permitted hereunder), which limitation is applicable only to the assets that are the subject of such agreements; (t) restrictions imposed in connection with any Investment permitted under Section 6.04; and

96 (u) any encumbrances or restrictions of the type referred to in Section 6.09(A) or (B) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of or similar arrangements to the contracts, instruments or obligations referred to in clauses (a) through (t) above; provided, that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements, refinancings or similar arrangements are, in the good faith judgment of the Borrower, no more restrictive as a whole with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions as contemplated by such provisions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement, refinancing or similar arrangement. Section 6.10 Fiscal Quarter and/or Fiscal Year. In the case of the Borrower, permit any change to its fiscal quarter and/or fiscal year. ARTICLE VII Events of Default Section 7.01 Events of Default. In case of the happening of (each, an “Event of Default”) on and after the Closing Date, any of the following events: (a) any representation or warranty made or deemed made by the Borrower or any Guarantor herein or in any other Loan Document or any certificate or document delivered pursuant hereto or thereto shall prove to have been false in any material respect when so made or deemed made; (b) default shall be made in the payment of any principal of any Term Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; (c) default shall be made in the payment of any interest on any Term Loan or in the payment of any fee or any other amount (other than an amount referred to in clause (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) Business Days; (d) default shall be made in the due observance or performance by the Borrower of any covenant, condition or agreement contained in, Section 5.01(a), 5.05(a), or 5.08 or in Article VI; (e) default shall be made in the due observance or performance by the Borrower or any of the Guarantors of any covenant, condition or agreement contained in any Loan Document (other than those specified in clauses (b), (c) and (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower; (f) (i) any payment default shall occur with respect to any payment of principal of or interest on any Material Indebtedness (excluding the Term Loans and any Indebtedness owed to the Borrower or any other Loan Party) in and such default shall continue beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) any event or condition occurs that (A) results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, in each case without such Material Indebtedness having been discharged, or any such event of or condition having been cured promptly; provided, that this clause (f) shall not apply to any

97 secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if (x) such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness and (y) repayments are made as required by the terms of the respective Indebtedness; provided, further that any breach or default under any Material Indebtedness solely as a result of a breach or violation of any financial maintenance covenant thereunder shall not constitute an Event of Default under this clause (f) unless and until the date on which the requisite holders of such Material Indebtedness shall have declared such Material Indebtedness due and payable as a result of such breach or default; (g) there shall have occurred a Change of Control; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or any of the Material Subsidiaries, or of a substantial part of the property or assets of the Borrower or any Material Subsidiary, under the Bankruptcy Code, or any other federal, state or foreign bankruptcy, insolvency, receivership, administration or any other Debtor Relief Law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator, examiner, liquidator, administrator or similar official for or to the Borrower or any of the Material Subsidiaries for or to a substantial part of the property or assets of the Borrower or any of the Material Subsidiaries or (iii) the winding-up, liquidation, reorganization, dissolution, compromise, arrangement, administration or other relief of the Borrower or any Material Subsidiary (except in a transaction permitted hereunder); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (i) The Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership, administration or any other Debtor Relief Law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (h) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator, examiner, liquidator, administrator or similar official for the Borrower or any of the Material Subsidiaries or for a substantial part of the property or assets of the Borrower or any Material Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or fail generally to pay its debts as they become due; (j) the failure by the Borrower or any Material Subsidiary to pay one or more final judgments aggregating in excess of $20,000,000 (other than amounts covered by (A) insurance for which the insurer thereof has been notified of such claim and has not challenged such coverage in writing, or (B) valid third-party indemnifications for which the indemnifying party thereof has been notified of such claim and has not challenged such indemnification in writing), which judgments are not discharged or effectively waived or stayed for a period of 60 consecutive days, or any action shall be legally taken by a judgment creditor to attach or levy upon assets or properties of the Borrower or any Material Subsidiary to enforce any such judgment; (k) (i) an ERISA Event shall have occurred, (ii) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any Plan or Plans or (iii) the Borrower or any Subsidiary or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is being terminated, within the meaning of Title IV of ERISA; and in the case of each of clauses (i) through (iii) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to have a Material Adverse Effect; or

98 (l) (i) any Loan Document shall for any reason cease to be (or be asserted in writing by the Borrower or any Guarantor to not be) a legal, valid and binding obligation of any Loan Party party thereto (other than in accordance with the terms of the relevant Loan Document or pursuant to Section 9.08), (ii) any security interest purported to be created by any Security Document and to extend to assets that constitute a material portion of the Collateral shall cease to be, or shall be asserted in writing by the Borrower or any other Loan Party not to be, a valid and perfected security interest (subject to such limitations and restrictions as are set forth herein and therein) in the securities, assets or properties covered thereby (other than in accordance with the terms hereof or the relevant Security Document), except to the extent that any such loss of perfection results from the limitations of foreign laws, rules and regulations as they apply to pledges of Equity Interests in Foreign Subsidiaries or the application thereof, or from failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Agreement, or (iii) a material portion of the Guarantees pursuant to the Loan Documents by the Guarantors guaranteeing the Obligations, shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall be asserted in writing by the Borrower or any Guarantor not to be in effect or not to be legal, valid and binding obligations (other than in accordance with the terms thereof), in each case ((i) through (iii)), except to the extent such circumstance occurs solely as a result of the action or inaction of the Administrative Agent, Collateral Agent or any Lender; then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Term Loans then outstanding to be forthwith due and payable in whole or in part (in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Term Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to the Borrower described in clause (h) or (i) above, the Commitments shall automatically terminate and the principal of the Term Loans then outstanding, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding. In addition to any other rights and remedies granted to the Administrative Agent and the Secured Parties in the Loan Documents, following the occurrence and continuation of an Event of Default, the Collateral Agent on behalf of the Secured Parties may exercise all rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law. Without limiting the generality of the foregoing, following the occurrence and continuation of an Event of Default, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Guarantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, subject to applicable laws and conditions provided by the relevant Security Documents, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or consent to the use by the Guarantor of any cash collateral arising in respect of the Collateral on such terms as the Collateral Agent deems reasonable, and/or may forthwith sell, lease, assign give an option or options to purchase or otherwise dispose of and deliver, or acquire by credit bid on behalf of the Lenders, the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or

99 private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Secured Party or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery, all without assumption of any credit risk. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Guarantor, which right or equity is hereby waived and released. The Administrative Agent or Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Article VII, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any other way relating to the Collateral or the rights of the Administrative Agent and the Secured Parties hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the obligations of the Loan Parties under the Loan Documents, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9- 615(a)(3) of the UCC, need the Administrative Agent account for the surplus, if any, to any Guarantor. To the extent permitted by applicable law, each Guarantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the exercise by them of any rights hereunder, except abuse of right and fraud. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. ARTICLE VIII The Agents Section 8.01 Appointment and Authority. (a) Each of the Lenders and each other Secured Party (by virtue of their acceptance of the benefits of the Loan Documents) hereby irrevocably appoints Morgan Stanley to act on its behalf as Administrative Agent hereunder and under the other Loan Documents, authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article VIII (other than Section 8.06 and Section 8.10) are solely for the benefit of the Agents and the Lenders, and neither the Borrower nor any Loan Party shall have rights as a third-party beneficiary of any such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to either Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. At the request of the Administrative Agent, a Lender that cannot authorize or empower, or has not authorized or empowered, the Administrative Agent to act on its behalf, irrevocably undertakes before the Administrative Agent and the other Lenders, to appear and execute with the Administrative Agent to enable the Administrative Agent to exercise any right, power, authority or discretion vested in it as Administrative Agent pursuant to this Agreement and to execute any document or instrument. (b) Morgan Stanley shall also act as the “Collateral Agent” under the Loan Documents, and each of the Lenders and each other Secured Party (by virtue of their acceptance of the benefits of the Loan Documents) hereby irrevocably appoints and authorizes Morgan Stanley to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, Morgan Stanley, as “Collateral Agent” and any co-

100 agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent), shall be entitled to the benefits of all provisions of this Article VIII and Article IX (including Section 9.05(f), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Section 8.02 Rights as a Lender. The person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the person serving as the Administrative Agent hereunder in its individual capacity. Such person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Section 8.03 Exculpatory Provisions. The Administrative Agent and the Collateral Agent, or the Arranger, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and each of their duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent and the Collateral Agent, or the Arranger, as applicable: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Administrative Agent and/or the Collateral Agent are required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that each of the Administrative Agent and the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent or the Collateral Agent, as applicable, to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; and (c) shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates, that is communicated to, obtained or in the possession of, the Administrative Agent and/or the Collateral Agent, the Arranger or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein. (d) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent and/or the Collateral Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.08 and 7.01) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by a final and nonappealable judgment. Neither the Administrative Agent nor the Collateral Agent shall be deemed to

101 have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent and the Collateral Agent by the Borrower or a Lender. (e) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent and/or the Collateral Agent. Section 8.04 Reliance by the Administrative Agent and Collateral Agent. Each of the Administrative Agent and the Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person. Each of the Administrative Agent and the Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Term Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Term Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 8.05 Delegation of Duties. Each of the Administrative Agent and the Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent and/or the Collateral Agent. Each of the Administrative Agent, the Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent or the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent and as Collateral Agent, as applicable. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent or the Collateral Agent, as applicable, acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 8.06 Successor Agents. (a) Each of the Administrative Agent or the Collateral Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders (with the prior consent of the Borrower, such consent not to be unreasonably withheld and such consent not to be required if an Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing) shall have the right to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such

102 successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent or Collateral Agent gives notice of its resignation, (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent or Collateral Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent or Collateral Agent, as applicable, meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent or Collateral Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as the Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition of Defaulting Lender, the Required Lenders may to the extent permitted by Requirement of Law, subject to the consent of the Borrower (not to be unreasonably withheld or delayed), by notice in writing to the Borrower and such Person, remove such Person as the Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date, as applicable, (1) the retiring or removed Administrative Agent or retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral security held by the Collateral Agent on behalf of the Lenders under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such Collateral security until such time as a successor of such Collateral Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent or retiring Collateral Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent or Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent or Collateral Agent, as applicable (other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent or retiring Collateral Agent, as applicable, as of the Resignation Effective Date or the Removal Effective Date, as applicable, including under Section 2.17(c)), and the retiring or removed Administrative Agent or retiring Collateral Agent, as applicable, shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 8.06). The fees payable by the Borrower to a successor Administrative Agent or Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s or Collateral Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article VIII and Section 9.05 shall continue in effect for the benefit of such retiring or removed Administrative Agent or Collateral Agent, as applicable, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent or Collateral Agent was acting as Administrative Agent or Collateral Agent, as applicable, and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

103 Section 8.07 Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders. Each Lender expressly acknowledges that none of the Administrative Agent nor the Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or the Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Arranger to any Lender as to any matter, including whether the Administrative Agent or the Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Arranger or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Arranger or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Section 8.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, neither the Arranger, any bookrunner nor any other arranger listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as an Agent or a Lender hereunder. Section 8.09 Administrative Agent May File Proofs of Claim; Credit Bidding. (a) In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Term Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Term Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due

104 the Lenders and the Administrative Agent under Section 2.12 and 9.05) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, administrator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due to the Agents under Section 2.12 and 9.05. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (i) through (vii) of Section 9.08(b) of this Agreement), (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

105 Section 8.10 Collateral and Guarantee Matters. The Lenders and the other Secured Parties (by virtue of their acceptance of the benefits of the Loan Documents) authorize and direct the Collateral Agent to release any Collateral or Guarantors in accordance with Section 9.18 or if approved, authorized or ratified in accordance with Section 9.08. The Lenders and the other Secured Parties (by virtue of their acceptance of the benefits of the Loan Documents) hereby irrevocably authorize and instruct the Collateral Agent to, without any further consent of any Lender or any other Secured Party, enter into (or acknowledge and consent to) or amend, renew, extend, supplement, restate, replace, waive or otherwise modify any Intercreditor Agreement expressly contemplated hereunder. The Lenders and the other Secured Parties (by virtue of their acceptance of the benefits of the Loan Documents) irrevocably agree that (x) the Collateral Agent may rely exclusively on a certificate of a Responsible Officer of the Borrower as to whether any such Intercreditor Agreement is contemplated hereunder and (y) any Intercreditor Agreement entered into by the Collateral Agent shall be binding on the Secured Parties, and each Lender and each other Secured Party hereby agrees that it will take no actions contrary to the provisions of, if entered into and if applicable, any Intercreditor Agreement. The Administrative Agent and the Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s and the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable for any failure to monitor or maintain any portion of the Collateral. Section 8.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Term Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Term Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Term Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Term Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of

106 Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Term Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Term Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 8.12 Recovery of Erroneous Payments. (a) If the Administrative Agent (x) notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof) (provided, that, without limiting any other rights or remedies (whether at law or in equity), the Administrative Agent may not make any such demand under this clause (a) with respect to an Erroneous Payment unless such demand is made within five (5) Business Days of the date of receipt of such Erroneous Payment by the applicable Payment Recipient), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8.12 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of

107 the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, Secured Party or any Person who has received funds on behalf of a Lender or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Secured Party shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.23(b). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 8.12(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.12(a) or on whether or not an Erroneous Payment has been made. (c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return

108 Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an electronic notice in a form acceptable to the Administrative Agent as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. (ii) Subject to Section 9.04(but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time. (e) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in

109 the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 8.12 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 8.12 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Section 8.13 Withholding Tax. To the extent required by any applicable Requirement of Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the IRS or any authority of the United States or any other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by any applicable Loan Party and without limiting the obligation of any applicable Loan Party to do so) fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including penalties, fines, additions to Tax and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses, in each case, whether or not such Taxes are correctly or legally imposed or asserted. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement, any other Loan Document or otherwise against any amount due to the Administrative Agent under this Section 8.13.

110 ARTICLE IX Miscellaneous Section 9.01 Notices; Communications. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 9.01(b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or other electronic means as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to any Loan Party, the Administrative Agent as of the Closing Date, to the address, telecopier number, electronic mail address or telephone number specified for such person on Schedule 9.01; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire. (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided, that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by them, provided, that approval of such procedures may be limited to particular notices or communications. (c) Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (d) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 9.01(b) above shall be effective as provided in such Section 9.01(b). (e) Any party hereto may change its address, telecopier number, electronic mail address or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each Lender may change its address, telecopier number, electronic mail address or telephone number for

111 notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (f) Documents required to be delivered pursuant to Section 5.04 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically (including as set forth in Section 9.17) and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.01, or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided, that (A) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender, and (B) the Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Except for such certificates required by Section 5.04(c), the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. (g) The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. Section 9.02 Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the making by the Lenders of the Term Loans and the execution and delivery of the Loan Documents, regardless of any investigation made by such persons or on their behalf, and shall continue in full force and effect until the Termination Date. Without prejudice to the survival of any other agreements contained herein, the provisions of Section 2.15, 2.16, 2.17 and 9.05 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Term Loans, the occurrence of the Termination Date or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

112 Section 9.03 Binding Effect. This Agreement shall become effective upon the satisfaction (or waiver in accordance with Section 9.08) of the conditions set forth in Section 4.01, and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective permitted successors and assigns. Section 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) other than as permitted by Section 6.05, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in clause (c) of this Section 9.04), and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement or the other Loan Documents. (b) (i) Subject to the conditions set forth in subclause (ii) below, any Lender may assign to one or more assignees (each, an “Assignee”), all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Term Loans at the time owing to it) with the prior written consent of: (A) the Borrower (such consent not to be unreasonably withheld, delayed or conditioned), which consent will be deemed to have been given if the Borrower has not responded within five (5) Business Days after the delivery of any request for such consent; provided, that no consent of the Borrower shall be required (x) for an assignment of a Term Loan to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below), (y) if an Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing, for an assignment to any person, or (z) if after giving effect to the assignment a majority of the Commitments and Loans would be held by persons who were Lenders on the Closing Date; and (B) the Administrative Agent (such consent not to be unreasonably withheld or delayed); provided, that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender, or an Approved Fund. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Term Loans under any Facility, the amount of the applicable Commitments or Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof, unless each of the Borrower and the Administrative Agent otherwise consent; provided, that no such consent of the Borrower shall be

113 required if an Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing; provided, further, that such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds (with simultaneous assignments to or by two or more Related Funds being treated as one assignment), if any; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided, that this clause (B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Term Loans; (C) the parties to each assignment shall (1) execute and deliver to the Administrative Agent an Assignment and Acceptance and any form required to be delivered pursuant to Section 2.17 via an electronic settlement system acceptable to the Administrative Agent or (2) if previously agreed with the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Acceptance, in each case together with a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); (D) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and (E) the Assignee shall not be (i) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (ii) any Defaulting Lender or (iii) a natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural persons). For the purposes of this Section 9.04, “Approved Fund” means any person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. Any assigning Lender shall, in connection with any potential assignment, provide to the Borrower a copy of its request (including the name of the prospective assignee) concurrently with its delivery of the same request to the Administrative Agent irrespective of whether or not an Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing. (iii) Subject to acceptance and recording thereof pursuant to subclause (v) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an

114 Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.15, 2.16, 2.17 and 9.05 (subject to the limitations and requirements of those Sections, including, without limitation, the requirements of Section 2.17(e)). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 9.04 (except to the extent such participation is not permitted by such clause (c) of this Section 9.04, in which case such assignment or transfer shall be null and void). (iv) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices within the United States a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal and interest amounts of the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender (with respect to its own interests only), at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee’s completed Administrative Questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b)(ii)(C) of this Section 9.04, if applicable, and any written consent to such assignment required by clause (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Acceptance and promptly record the information contained therein in the Register; provided, that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.06(b) or 2.18(d), the Administrative Agent shall have no obligation to accept such Assignment and Acceptance and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment, whether or not evidenced by a promissory note, shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this subclause (v). (c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations in Term Loans and Commitments to one or more banks or other entities other than any person that, at the time of such participation, is (I) the Borrower or any of its Subsidiaries or any of their respective Affiliates, (II) a Defaulting Lender or (III) a natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural persons)) (a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and the Term Loans owing to it); provided, that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender

115 shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided, that (x) such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that both (1) requires the consent of each Lender directly adversely affected thereby pursuant to the first proviso to Section 9.08(b) and (2) directly affects such Participant (but, for the avoidance of doubt, not any waiver of any Default or Event of Default) and (y) no other agreement with respect to amendment, modification or waiver may exist between such Lender and such Participant. Subject to clause (c)(iii) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Section 2.15, 2.16 and 2.17 (subject to the limitations and requirements of those Sections and Section 2.19, including, without limitation, the requirements of Section 2.17(e) (it being understood that the documentation required under Section 2.17(e) shall be delivered solely to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 9.04. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender; provided, that such Participant shall be subject to Section 2.18(c) as though it were a Lender. (ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts and interest amounts of each Participant’s interest in the Term Loans or other obligations under the Loan Documents (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Without limitation of the requirements of this Section 9.04(c), no Lender shall have any obligation to disclose all or any portion of a Participant Register to any person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Term Loans or other Loan Obligations under any Loan Document), except to the extent that such disclosure is necessary to establish that such Commitment, Term Loan or other Loan Obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (iii) A Participant shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent (i) such greater entitlement results from a Change in Law after the date on which such participation is acquired or (ii) the sale of the participation to such Participant is made with the Borrower’s prior written consent (not to be unreasonably withheld or delayed), which consent shall state that it is being given pursuant to this Section 9.04(c)(iii); provided, that each potential Participant shall provide such information as is reasonably requested by the Borrower in order for the Borrower to determine whether to provide its consent. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank (or other central bank) and in the case of any Lender that is an Approved Fund, any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender, including to any trustee for, or any other representative of, such holders, and this

116 Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided, that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto. (e) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in clause (d) above. (f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Term Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent. Each of the Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency, administration or liquidation proceeding under any insolvency or state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto and each Loan Party for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance. Section 9.05 Expenses; Indemnity. (a) The Borrower shall reimburse (a) all reasonable and documented out-of-pocket expenses of the Administrative Agent, the Collateral Agent and the Arranger (including due diligence expenses, syndication expenses, travel expenses and reasonable fees, charges and disbursements of one firm of counsel for the Administrative Agent, the Collateral Agent and the Arranger (and one local counsel in any relevant jurisdiction), and, solely in the case of an actual or potential conflict of interest, of one additional counsel (and one additional local counsel in any relevant jurisdiction)) incurred in connection with the preparation of this Agreement and the other Loan Documents or the administration, amendment, modification or waiver thereof and (b) if an Event of Default occurs, all reasonable and documented out- of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and each Lender, including the fees and disbursements of one firm of counsel (and one local counsel in any relevant jurisdiction) and, solely in the case of an actual or potential conflict of interest, of one additional counsel (and, if reasonably necessary, one additional local counsel in any relevant jurisdiction) in connection with such Event of Default and collection, bankruptcy, insolvency, administration and other enforcement proceedings resulting therefrom. (b) The Borrower shall indemnify and hold harmless each Lender, the Administrative Agent (and any sub-agent thereof), the Collateral Agent (and any sub-agent thereof), the Arranger and each of their respective affiliates and their respective officers, directors, employees, advisors, and agents (each, an “Indemnified Person”) from and against any and all losses, claims, damages and liabilities (including Environmental Liabilities) and related reasonable and documented out-of-pocket expenses (limited, in the case of legal counsel, to the reasonable and documented out-of-pocket fees, charges and disbursements of one (1) primary counsel for the Indemnified Persons taken as a whole and, if deemed reasonably necessary by the Indemnified Persons, of one (1) local counsel to the Indemnified Persons taken as a whole in each relevant jurisdiction and, in the event of any actual or potential conflict of interest, one (1) additional counsel for the parties subject to such conflict, taken as a whole) to which any such Indemnified Person may become subject arising out of or in connection with the execution or delivery of this Agreement, any other Loan Documents (including, but not limited to, any notice given or purportedly given by or on behalf of the Borrower) (including, without limitation, the Indemnified Person’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record), the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its related parties only, the administration of this

117 Agreement and the other Loan Documents (including in respect of any matters addressed in Section 2.17), the use of the proceeds of Term Loans thereunder or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto and regardless of whether brought by a third party or by the Borrower or any of its affiliates (any of the foregoing, a “Proceeding”), and to reimburse each Indemnified Person upon demand for any reasonable and documented legal or other expenses incurred in connection with investigating or defending any of the foregoing; provided that (i) the foregoing indemnity will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or related expenses (A) to the extent they are found by a final, non- appealable judgment of a court of competent jurisdiction to arise from the bad faith, willful misconduct or gross negligence of such Indemnified Person or any of its Related Persons, (B) to the extent resulting from any Proceeding that does not involve an act or omission of the Borrower or any of its Affiliates and that is brought by an Indemnified Person solely against another Indemnified Person, other than claims against the Administrative Agent, the Arranger or any other agent in its capacity in fulfilling its role as an agent or Arranger under the Loan Documents or (C) to the extent resulting from a material breach by such Indemnified Person or any Related Person thereof of its obligations under the Loan Documents as found by a final, non-appealable judgment of a court of competent jurisdiction. The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the occurrence of the Termination Date, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any Lender. All amounts due under this Section 9.05 shall be payable within 15 days after written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested. A “Related Person” of an Indemnified Person shall mean (a) any controlling person, controlled affiliate or subsidiary of such Indemnified Person, (b) the respective directors, officers or employees of such Indemnified Person or any of its subsidiaries, controlled affiliates or controlling persons and (c) the respective agents and advisors of such Indemnified Person or any of its subsidiaries, controlled affiliates or controlling persons. (c) This Section 9.05 shall not apply to any Taxes (other than Taxes that represent losses, claims, damages, liabilities and related expenses resulting from a non-Tax claim). (d) The Loan Parties shall not be liable to the Arranger or any Indemnified Person for any special, indirect, consequential or punitive damages in connection with the Loan Documents; provided that this sentence shall not limit the Borrower’s indemnification obligations as set forth in this Section 9.05. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waive, any claim against any Indemnified Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Term Loan or the use of the proceeds thereof. No Indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems (including the internet) in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (other than for direct or actual damages resulting from the bad faith, gross negligence or willful misconduct of such Indemnified Person or any Related Person thereof as found by a final, non-appealable judgment of a court of competent jurisdiction), it being understood that the use of electronic telecommunications or other information transmission systems will not itself constitute bad faith, gross negligence or willful misconduct. (e) The agreements in this Section 9.05 shall survive the resignation of the Administrative Agent or the Collateral Agent, the replacement of any Lender, the termination of the Commitments and

118 the repayment, satisfaction or discharge of all the other Obligations, the occurrence of the Termination Date and the termination of this Agreement, any other Loan Document or any provision hereof or thereof. (f) To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under clauses (a) or (b) of this Section 9.05 to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of the Administrative Agent, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the outstanding Term Loans at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ share of the outstanding Term Loans at such time (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or against any Related Party acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. Section 9.06 Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held and other obligations at any time owing by such Lender to or for the credit or the account of the Borrower or any Subsidiary against any of and all the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although the obligations may be unmatured; provided, that any recovery by any Lender or any Affiliate pursuant to its setoff rights under this Section 9.06 is subject to the provisions of Section 2.18(c). Section 9.07 Applicable Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Section 9.08 Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent, the Arranger or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Arranger and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or any other Loan Party in any case shall entitle such person to any other or further notice or demand in similar or other circumstances. Without limiting the generality of the foregoing, the making of a Term Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent,

119 the Collateral Agent, the Arranger or any Lender may have had notice or knowledge of such Default or Event of Default at the time. (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) as provided in Section 2.22, (y) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower, the Administrative Agent and the Required Lenders and (z) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by each Loan Party party thereto and the Administrative Agent and consented to by the Required Lenders; provided, however, that no such agreement shall: (i) decrease or forgive the principal amount of, or extend the final maturity of, or decrease the rate of interest on, any Term Loan, without the prior written consent of each Lender directly adversely affected thereby (which, notwithstanding the foregoing, such consent of such Lender directly adversely affected thereby shall be the only consent required hereunder to make such modification); provided, that (x) any amendment to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i) even if the effect of such amendment would be to reduce the rate of interest on any Term Loan or to reduce any fee payable hereunder and (y) only the consent of the Required Lenders shall be necessary to reduce or waive any obligation of the Borrower to pay interest or fees at the applicable default rate set forth in Section 2.13(a); (ii) increase or extend the Commitment of any Lender, or decrease any fees of any Lender without the prior written consent of such Lender directly adversely affected thereby (which, notwithstanding the foregoing, with respect to any such extension or decrease, such consent of such Lender shall be the only consent required hereunder to make such modification); provided, that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default, mandatory prepayments or of a mandatory reduction in the aggregate Commitments shall not constitute an increase or extension of the Commitments of any Lender for purposes of this clause (ii); (iii) extend any date on which payment of interest (other than interest payable at the applicable default rate of interest set forth in Section 2.13(a)) on any Term Loan or any fees is due, without the prior written consent of each Lender directly adversely affected thereby (which, notwithstanding the foregoing, such consent of such Lender directly adversely affected thereby shall be the only consent required hereunder to make such modification); (iv) except in connection with the integration of Other Term Loan Commitments or Other Term Loans, in each case, that are junior lien or unsecured, amend the provisions of Section 2.18(b) or (c) in a manner that would by its terms alter the pro rata sharing of payments required thereby, without the prior written consent of each Lender directly adversely affected thereby; (v) amend or modify the provisions of this Section 9.08 or the definition of the term “Required Lenders or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Term Loans and Commitments are included on the Closing Date);

120 (vi) except as provided in Section 9.18, release all or substantially all of the Collateral or all or substantially all of the value of the Guarantees provided by the Guarantors taken as a whole without the prior written consent of each Lender; or (vii) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or subordinate, or have the effect of subordinating, the Liens securing the Obligations to Liens securing any other Indebtedness. provided, further, that (a) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder without the prior written consent of the Administrative Agent or the Collateral Agent affected thereby, as applicable and (b) Schedule 9.01 may be updated as expressly provided for in this Agreement. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.08 and any consent by any Lender pursuant to this Section 9.08 shall bind any Assignee of such Lender and. (c) Without the consent of any Lender, the Loan Parties and the Administrative Agent and the Collateral Agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment, modification, supplement or waiver of any Loan Document, or enter into any new agreement or instrument, to: (i) effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, (ii) include holders of (to the extent necessary or advisable under applicable local law) Junior Liens in the benefit of the Security Documents in connection with the incurrence of any Indebtedness permitted to be secured by Junior Liens and to give effect to any Intercreditor Agreement associated therewith, or (iii) as required by local law to give effect to, or protect, any security interest for the benefit of the Secured Parties in any property or so that the security interests therein comply with applicable law or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document. (d) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to permit additional extensions of credit to be outstanding hereunder from time to time and the accrued interest and fees and other obligations in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the accrued interest and fees and other obligations in respect thereof and (ii) to include appropriately the holders of such extensions of credit in any determination of the requisite lenders required hereunder, including Required Lenders, and for purposes of the relevant provisions of Section 2.18(b). (e) Notwithstanding the foregoing, modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent (but without the consent of any Lender) to the extent necessary (A) to integrate any Other Term Loan Commitments and Other Term Loans in a manner consistent with Section 2.22 as may be necessary to establish such Other Term Loan Commitments and Other Term Loans as a separate Class or tranche from the existing Term Facility Commitments or Term Loans, as applicable, and, in the case of Extended Term Loans, to reduce the amortization schedule of the related existing Class of Term Loans proportionately or (B) to cure any ambiguity, omission, error, typographical error, defect or inconsistency.

121 (f) Notwithstanding the foregoing or anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, restatement, supplement, waiver or consent hereunder, except (x) that the Commitment of such Lender may not be increased or extended without the consent of such Lender and (y) for any such amendment, restatement, supplement, waiver or consent that treats such Defaulting Lender disproportionately and adversely from the other Lenders of the same Class (other than because of its status as a Defaulting Lender). Section 9.09 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender, shall be limited to the Maximum Rate; provided, that such excess amount shall be paid to such Lender on subsequent payment dates to the extent not exceeding the legal limitation. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 9.10 Entire Agreement. This Agreement, the other Loan Documents and the agreements regarding certain fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto (and the Indemnified Persons) rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents. Section 9.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). Section 9.12 Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby as to such jurisdiction, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 9.13 Counterparts; Electronic Execution. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic

122 Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender (collectively, each a “Credit Party”) agrees that any Electronic Signature (including, without limitation, facsimile and/or .pdf) on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Administrative Agent. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by each of the Credit Parties of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the other Credit Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or Credit Party without further verification and (b) upon the request of the Administrative Agent, any Communication executed using an Electronic Signature shall be promptly followed by a manually executed, original counterpart. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication or any statement made to it orally or by telephone and believed by it in good faith to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Each of the Loan Parties and each Credit Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement or any other Loan Document based solely on the lack of paper original copies of this Agreement or such other Loan Document, and (ii) any claim against the Administrative Agent and each Credit Party for any liabilities arising solely from the Administrative Agent’s and/or any Credit Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. Section 9.14 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. Section 9.15 Jurisdiction; Consent to Service of Process.

123 (a) Each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of the courts of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court of the Southern District of New York, sitting in New York County, Borough of Manhattan, and any appellate court from any thereof, and each of the parties hereto hereby irrevocably waives the right to any other jurisdiction to which it may be entitled by reason of domicile, place of residence or any other reason and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other parties or any Affiliate thereof in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than such courts. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any competent jurisdiction. (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section 9.15. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law. Section 9.16 Confidentiality. Each of the Lenders and each of the Agents agrees that it shall maintain in confidence any information relating to the Borrower and any Subsidiary or their respective businesses furnished to it by or on behalf of the Borrower or any Subsidiary (other than information that (a) has become generally available to the public other than as a result of a disclosure by such party, (b) has been independently developed by such Lender or such Agent without violating this Section 9.16 or (c) was available to such Lender or such Agent from a third party having, to such person’s knowledge, no obligations of confidentiality to the Borrower or any other Loan Party) and shall not reveal the same other than to its Related Parties and any numbering, administration or settlement service providers or to any person that approves or administers the Term Loans on behalf of such Lender (so long as each such person agrees to be bound by the provisions of this Section 9.16), except: (A) to the extent necessary to comply with applicable laws or any legal process or the requirements of any Governmental Authority purporting to have jurisdiction over such person or its Related Parties, the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded, (B) as part of reporting or review procedures to, or examinations by, Governmental Authorities or self-regulatory authorities, including the National Association of Insurance Commissioners or the National Association of Securities Dealers, Inc., (C) to its parent companies, Affiliates and their Related Parties including auditors, accountants, legal counsel and other advisors (so long as each such person agrees to be bound by the provisions of this Section 9.16), (D) to the extent necessary in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (E) to any pledgee under Section 9.04(d) or any other prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so

124 long as such person agrees to be bound by the provisions of this Section 9.16), (F) to any direct or indirect contractual counterparty (or its Related Parties) in Hedging Agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 9.16), (G) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the facilities evidenced by this Agreement or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the facilities evidenced by this Agreement, (H) with the prior written consent of the Borrower, (I) to the extent routinely provided by the Agents, the Lenders and arrangers to data service providers, including league table providers, that serve the lending industry and (J) to any other party to this Agreement. For the avoidance of doubt, nothing herein prohibits or impedes any individual from communicating or disclosing Information regarding suspected violations of laws, rules, or regulations to a Governmental Authority or self- regulatory authority without any notification to any Person. Section 9.17 Platform; Borrower Materials. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”), and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its Subsidiaries or any of their respective securities) (each, a “Public Lender”). The Borrower hereby agrees that it will identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (i) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arranger and the Lenders to treat such Borrower Materials as solely containing information that is either (A) publicly available information or (B) not material (although it may be sensitive and proprietary) with respect to the Borrower or the Subsidiaries or any of their respective securities for purposes of United States Federal securities laws (provided, however, that such Borrower Materials shall be treated as set forth in Section 9.16, to the extent such Borrower Materials constitute information subject to the terms thereof), (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (iv) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE ADMINISTRATIVE AGENT, ITS RELATED PARTIES AND THE ARRANGERS DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT, ANY OR ITS RELATED PARTIES OR ANY ARRANGER IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent, its Related Parties or the Arranger have any liability to the Borrower, any Lender or any other person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet. Section 9.18 Release of Liens and Guarantees.

125 (a) The Lenders and the other Secured Parties hereby irrevocably agree that the Liens granted to the Collateral Agent by the Loan Parties on any Collateral shall be automatically released: (i) in full upon the occurrence of the Termination Date as set forth in Section 9.18(d) below; (ii) upon the disposition of such Collateral by any Loan Party to a person that is not (and is not required to become) a Loan Party in a transaction permitted by this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry), (iii) to the extent that such Collateral comprises property leased or licensed to a Loan Party, upon termination or expiration of such lease or license (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry), (iv) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with Section 9.08), (v) to the extent that the property constituting such Collateral is owned by any Guarantor (other than the Borrower), upon the release of such Guarantor from its obligations under the Guarantee in accordance with the Guarantee Agreement or clause (b) below (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry), (vi) as required by the Collateral Agent to effect any disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Security Documents and (vii) upon such Collateral becoming Excluded Property. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any Disposition, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Loan Documents. (b) In addition, the Lenders and the other Secured Parties hereby irrevocably agree that any Guarantor shall be released from its respective Guarantee (i) automatically upon consummation of any transaction permitted hereunder (x) resulting in such Subsidiary ceasing to constitute a Subsidiary or (y) in the case of any Guarantor (other than the Borrower) which would not be required to be a Guarantor because it is or has become an Excluded Subsidiary, in each case following a written request by the Borrower to the Administrative Agent requesting that such person no longer constitute a Guarantor and certifying its entitlement to the requested release (and the Collateral Agent may rely conclusively on a certificate to the foregoing effect without further inquiry); provided, that any such release pursuant to the preceding clause (y) shall only be effective if (A) no Default or Event of Default has occurred and is continuing or would result therefrom, (B) such Subsidiary becoming an Excluded Subsidiary is not prohibited by this Agreement and (C) the primary purpose (as reasonably determined by the Borrower) of such transaction was not to release such Guarantor from its obligations under the Loan Documents (provided, that to the extent such Subsidiary becomes an Excluded Subsidiary due to becoming non- wholly-owned, any transfer of the Equity Interests of such Subsidiary shall be to a non-Affiliate and shall be deemed to be an “Investment,” subject to compliance with Section 6.04) or (ii) if the release of such Guarantor is approved, authorized or ratified by the Required Lenders (or such other percentage of Lenders whose consent is required in accordance with Section 9.08). (c) The Lenders and the other Secured Parties hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to execute and deliver any instruments, documents, and agreements necessary or desirable to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this Section 9.18, all without the further consent or joinder of any Lender or any other Secured Party. Upon the effectiveness of any such release, any representation, warranty or covenant contained in any Loan Document relating to any such Collateral or Guarantor shall no longer be deemed to be made. In connection with any release hereunder, the Administrative Agent and the Collateral Agent shall promptly (and the Secured Parties hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the

126 Borrower and at the Borrower’s expense in connection with the release of any Liens created by any Loan Document in respect of such Loan Party, property or asset; provided, that (i) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower containing such certifications as the Administrative Agent shall reasonably request, (ii) the Administrative Agent or the Collateral Agent shall not be required to execute any such document on terms which, in the applicable Agent’s reasonable opinion, would expose such Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (iii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Loan Party in respect of) all interests retained by any Loan Party, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery of documents pursuant to this Section 9.18(c) shall be without recourse to or warranty by the Administrative Agent or Collateral Agent. (d) Notwithstanding anything to the contrary contained herein or any other Loan Document, on the Termination Date, upon request of the Borrower, the Administrative Agent and/or the Collateral Agent, as applicable, shall (without notice to, or vote or consent of, any Secured Party) take such actions as shall be required to release its security interest in all Collateral, and to release all obligations under any Loan Document, including, without limitation, original executed releases of the Mortgages in recordable or registerable form and any reasonable assistance as may be required to make any applicable recording, filing or registration of such releases, whether or not on the date of such release there may be any contingent indemnification obligations or expense reimbursement claims not then due; provided, that the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower containing such certifications as the Administrative Agent shall reasonably request. Any such release of obligations shall be deemed subject to the provision that such obligations shall be reinstated if after such release any portion of any payment in respect of the obligations guaranteed thereby shall be rescinded, avoided or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation, administration or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or the Collateral Agent (and their respective representatives) in connection with taking such actions to release security interests in all Collateral and all obligations under the Loan Documents as contemplated by this Section 9.18(d). Section 9.19 USA PATRIOT Act Notice. Each Lender that is subject to the USA PATRIOT Act and the Beneficial Ownership Regulation and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation. Section 9.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

127 (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 9.21 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from the Borrower to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrower. Section 9.22 Distributable Reserves. Nothing in this Agreement or any other Loan Document will prevent any of the Borrower or any of the Subsidiaries from reducing its company capital in any way permitted by applicable law and the Lenders hereby consent to any such reduction of company capital and, without limiting the foregoing, consent to and agree not to object to any such reduction of company capital by way of court or other procedure required to implement any such reduction of company capital. Notwithstanding the foregoing, nothing in this Section 9.22 shall diminish the applicability of the covenants contained in Article VI hereof. Section 9.23 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Lenders and the Arranger are arm’s-length commercial

128 transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Lenders and the Arranger, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Lender and the Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other person and (B) neither the Administrative Agent, nor any Lender or the Arranger has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Lender and the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor the Arranger, any Lender or documentation agent has any obligation to disclose any of such interests to the Borrower or any of its Affiliates. The Borrower agrees that it will not take any position or bring any claim against any of the Administrative Agent, Lenders or Arranger that is contrary to the preceding sentence. Section 9.24 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 9.24, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

129 “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signature pages follow]

[Signature page to Delayed-Draw Bridge Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above. CORE SCIENTIFIC, INC. By: /s/ Adam Sullivan Name: Adam Sullivan Title: Chief Executive Officer

[Signature page to Delayed-Draw Bridge Credit Agreement] MORGAN STANLEY SENIOR FUNDING, INC. as Administrative Agent and as Collateral Agent By: /s/ Jennifer DeFazio Name: Jennifer DeFazio Title: Authorized Signatory MORGAN STANLEY SENIOR FUNDING, INC. as a Lender By: /s/ Chance Moreland Name: Chance Moreland Title: Authorized Signatory